UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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CSX CORPORATION
(Name of Registrant as Specified In Its Charter)
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Our Business

CSX provides comprehensive freight transportation solutions with an unyielding focus on safety, reliability and efficiency. Our extensive network reaches nearly two-thirds of the U.S. population, serving large metropolitan areas in 26 states east of the Mississippi River and the District of Columbia, as well as the Canadian provinces of Ontario and Quebec. It also links more than 240 short-line and regional railroads and more than 70 ocean, river and lake ports with major population centers and farming towns alike.

Our Vision

To be the best-run railroad in North America

Our Purpose

To capitalize on the efficiency of rail transportation to serve North America

Syracuse
Selkirk
Buffalo
Detroit
Chicago
Toledo
Cleveland
Willard
Pittsburgh
Cumberland
Baltimore
Columbus
Avon
Cincinnati
Russell
Louisville
Richmond
Rocky Mount
Nashville
Hamlet
Florence
Birmingham
Atlanta
Charleston
Montgomery
Savannah
Waycross
Mobile
Jacksonville
New Orleans
Tampa
Major Terminal
CSX Rail Service
CSX Operating Agreement

Our Guiding Principles

- **Operate Safely**
- **Improve Customer Service**
- **Control Costs**
- **Optimize Asset Utilization**
- **Value and Develop Employees**

CSX by the Numbers as of December 31, 2024

197 years in operation

Approximately **20,000** route-mile network

More than **23,500** employees

$14.5 billion of revenue generated

Approximately **3.4 million** carloads shipped

Approximately **2.9 million** intermodal units shipped

$2.5 billion of capital invested

Fuel efficiency of **528** revenue ton miles per gallon of diesel

Over **10 million** tons of carbon dioxide emissions avoided by CSX customers

March 25, 2025

Dear Valued Shareholders,
The year 2024 showcased the resilience, determination and innovation of CSX and its dedicated employees. Faced with extraordinary challenges—including the devastating collapse of the Francis Scott Key Bridge and Hurricanes Debby, Helene and Milton, as well as the East Coast port strike between the International Longshoreman’s Association and the United States Maritime Alliance—the CSX team rose to the occasion. They worked tirelessly to sustain operations and provide critical support to impacted communities. Last year was a powerful testament to the strength of ONE CSX, our unified approach to teamwork and collaboration, and a true reflection of how we deliver for our customers and stakeholders, even in the face of adversity.
When the hurricanes struck, CSX employees moved quickly to restore operations. Critical rail traffic was rerouted, and communication and signal infrastructure was swiftly repaired. Emergency responses like these helped ensure efficient recoveries. While outstanding progress was made, our crews continue reconstructing more than 60 miles of track that were severely damaged by the storms. However, we recognize that the human toll from these natural disasters far outweighs our operational challenges. Our thoughts remain with the communities that are still recovering, and we are committed to supporting our neighbors as they rebuild.
Despite the various challenges we faced throughout 2024, the CSX team exemplified extraordinary professionalism, collaboration and compassion. Our employees communicated with customers, government officials and stakeholders while prioritizing the safety and well-being of our teams and the communities we serve. Through donations to community funds, direct outreach to neighbors and team members and innovative routing solutions to support our customers, we demonstrated our unwavering belief that together, we can achieve more.
Investing in Growth
At CSX, we view every challenge as an opportunity to grow stronger. Our commitment to long-term growth is built on strategic investments that enhance network efficiency, increase capacity and build resilience in our operations.
To position ourselves for success, we have made it a point to listen to our customers. Increased site visits, surveys, whiteboarding sessions and other touchpoints have allowed us to better understand our customers’ needs. With Operations and Sales and Marketing teams working collaboratively as part of ONE CSX, we have created tailored solutions that reinforce our role as a trusted partner.

Our industrial development initiatives reflect this collaborative approach. With over 550 projects in our industrial development pipeline, we anticipate significant new business opportunities in the years ahead, driving growth across multiple industries.

We are making significant investments in infrastructure to enhance connectivity and efficiency across our network. One key project is the modernization of the Howard Street Tunnel in Baltimore, which will soon support double-stack intermodal service along the vital I-95 Rail Corridor.
Additionally, in October 2024, we celebrated the acquisition of the rail lines operated by Genesee & Wyoming Inc.’s Meridian & Bigbee Railroad, L.L.C. (“MNBR”). This marks the first new interchange in the U.S. in decades—a strategic partnership with Canadian Pacific Kansas City Limited (“CPKC”) near the Alabama-Mississippi border. This groundbreaking development will strengthen East-West and Mexico traffic routes, creating smoother and more efficient transportation solutions for our customers. Projects like the development of the MNBR and the modernization of the Howard Street Tunnel enhance customer service and unlock new avenues for expansion, delivering great value across our network.
At the same time, we are actively preparing for the future by advancing alternative fuel solutions, such as biofuels, in alignment with our sustainability goals and those of our customers. This was highlighted in April 2024 with the unveiling of our first hydrogen-powered locomotive—a milestone in sustainable innovation. CSX is strategically positioned to support emerging industries and take a leading role in driving the transition towards a more sustainable economy.

2025 Proxy Statement	2

Letter to Shareholders

Last year was a powerful testament to the strength of ONE CSX, our unified approach to teamwork and collaboration, and a true reflection of how we deliver for our customers and stakeholders, even in the face of adversity.”

Celebrating Safety Through Culture
While growth remains a key focus, nothing is more important than the safety of our employees, customers and communities we serve. This is why we launched our SAFE CSX initiative—a transformational effort to instill a proactive and shared commitment to safety across our organization.
In addition to tying safety to rules enforcement, we are also shifting towards a culture of engagement and risk management. With the support of safety experts at DEKRA, our Operations team has embarked on a three-year process of hands-on training, mentorship and collaboration to reshape how we identify and mitigate risk.
Our field leaders play a critical role in this transformation, engaging directly with employees to foster open conversations about safety, provide meaningful feedback and celebrate the many acts of safe work that often go unnoticed. This initiative is a collective effort, supported by the cultural attributes that define CSX:

■WE CARE – Treating everyone with respect, understanding and appreciation.
■WE CONNECT – Building engaged teams and a sense of shared purpose.
■WE MAKE IT SAFE – Identifying and mitigating risks to create a safer workplace.
■WE SPEAK UP – Voicing concerns to protect our operations and colleagues.
■WE OWN IT – Taking pride in our work and responsibilities.
■WE LEARN – Sharing insights to drive continuous improvement.
Through SAFE CSX, our approach to safety has evolved into a balanced process that recognizes excellence, fosters learning and reduces risk exposure. I am confident that these efforts will strengthen our safety culture and create lasting positive impacts for our teams and stakeholders alike.
Driving Success Through ONE CSX
Employee engagement remains fundamental to our success. As part of our ONE CSX culture, we continue to implement and reinforce programs that support employee engagement and improve collaboration across the Company.

In 2024, we again took the lead on announcing—prior to national bargaining—that we had reached new tentative five-year collective bargaining agreements. These agreements secured fair wage increases, improved paid time off and enhanced healthcare benefits for our employees. To date, CSX has reached agreements with a majority of our labor unions, resulting in ratified agreements with approximately half of our unionized workforce. We remain committed to collaborating with our union partners to achieve similar agreements across the remaining crafts, ensuring meaningful workplace improvements and strengthening the partnership with our dedicated employees.

We also hosted nine Family Day events in 2024, attended by over 20,000 employees and their loved ones, spanning every region across our network. These county fair-style gatherings offered opportunities to celebrate our team’s contributions and foster deeper connections. We also treated employees to NASCAR race events and organized Bring Your Child to Work days, allowing their children to gain firsthand insight into our operations.
Building on this momentum, we enhanced our formal recognition program in 2024, providing innovative ways to celebrate the accomplishments of our team, from individual achievements to cross-functional initiatives.
Through initiatives like these, we are empowering our team members to drive results and demonstrating to employees our commitment to cultivating a culture in which every employee feels valued, included, respected, appreciated and listened to.

3

Letter to Shareholders
Building on a Foundation of Resilience
I am incredibly proud of what CSX achieved in 2024. Together, we navigated hurricanes, market uncertainties and operational disruptions—all while prioritizing our people, our customers and our communities. This resilience is only possible because of the dedication of our ONE CSX team and our proven operating model.
As we move into 2025, I am optimistic about the opportunities ahead. The strong momentum we have built through strategic growth initiatives, infrastructure enhancements and cultural transformation positions us well to deliver for customers and create value for shareholders. With ONE CSX at the heart of everything we do, I have no doubt that we will continue driving results, building stronger relationships and achieving sustainable success.
We look forward to further discussing our progress at the Company’s 2025 Annual Meeting on May 7th at 10:00 a.m. EDT. To join, visit www.virtualshareholdermeeting.com/CSX2025 and enter the 16-digit control number from your proxy card or voting instruction form.
We encourage shareholders to review the 2024 CSX Annual Report, which includes audited financial statements and insights into our business. Proxy materials are available electronically, reflecting our commitment to transparency and environmental sustainability.
Every vote matters. Please submit your proxy promptly via the Internet, by phone or by returning your proxy card or voting instruction form in the postage-paid envelope provided. If you attend the meeting virtually, you can still vote online during the session.
Thank you for your continued engagement and partnership in shaping CSX’s future.
Sincerely,
JOSEPH R. HINRICHS
President and Chief Executive Officer

Consistent with CSX’s commitment to governance, environmental stewardship and timely access to Company information, this year’s Proxy materials will be available to shareholders online.

2025 Proxy Statement	4

Logistics

The Annual Meeting of Shareholders (the “Annual Meeting”) of CSX Corporation (together with its subsidiaries, “CSX” or the “Company”) will be held:

DATE AND TIME Wednesday, May 7, 2025, at 10:00 a.m. EDT

HOW TO ATTEND THE ANNUAL MEETING
If you plan to participate in the Annual Meeting, please see the instructions in the Questions and Answers section of the Proxy Statement. Shareholders will be able to listen, vote electronically and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend. Shareholders may only participate online at www.virtualshareholdermeeting.com/CSX2025.

RECORD DATE Only shareholders of record at the close of business on March 7, 2025, which is the record date for the Annual Meeting, are entitled to vote.

Advance Voting

ONLINE www.proxyvote.com

BY PHONE 1-800-690-6903

BY MAIL Mark, sign, date and promptly mail the enclosed proxy card or voting instruction form in the postage-paid envelope

Items of Business

01	To elect the 12 director nominees named in the Proxy Statement to the Company’s Board of Directors	FOR See page 19

02	To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2025	FOR See page 59

03	To vote on an advisory (non-binding) resolution to approve the compensation for the Company’s named executive officers	FOR See page 63

The persons named as proxies will use their discretion to vote on other matters that may properly come before the Annual Meeting.
To Our Shareholders
The above matters are described in the Proxy Statement. You are urged, after reading the Proxy Statement, to vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or (ii) complete, sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you hold your shares through a broker, bank or other nominee in the postage-paid envelope provided if you requested printed proxy materials. This proxy is being solicited on behalf of the Company’s Board of Directors.
The Notice Regarding the Availability of Proxy Materials (the “Notice”), the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) are being mailed or made available to shareholders on or about March 25, 2025.
By Order of the Board of Directors,
MICHAEL S. BURNS
Senior Vice President – Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2025
The Company’s Notice for the Annual Meeting, Proxy Statement and 2024 Annual Report are available, free of charge, at www.proxyvote.com.

5

2025 Proxy Statement	6

CSX is maintaining a focus on generating and delivering profitable growth by leveraging our reliable operating model and innovative service solutions, resulting in more efficient service and a better experience for our customers. We deeply believe and remain wholly committed to the principle that delivering value for our employees creates this value for our customers, which ultimately will sustain the growth and long-term value that benefits all our stakeholders—not only our customers and employees, but also our shareholders, communities, industry and society.
We continue to strategically invest in initiatives to expand our rail network for our customers, while staying committed to improving service performance and piloting and offering sustainable solutions. We are also dedicated to building resiliency in our operations through these strategic investments. We demonstrated the strength of our resiliency in 2024, navigating devastating hurricanes and operational disruptions, among other extraordinary external challenges. This strength is due to not only our proven operating model, but also the dedication of our ONE CSX team.
In addition to our strategic growth initiatives and infrastructure enhancements, our powerful momentum is fueled by our cultural transformation. We are consistently implementing and reinforcing programs that support employee well-being and engagement and improve collaboration across the Company. Absolutely core to our culture is unwavering focus on the safety of our employees, customers and communities we serve, which is reflected in our 2024 launch of our SAFE CSX initiative—a transformational effort to instill a proactive and shared commitment to safety across our organization.
We are confident that our approach to investing, improving, innovating, adapting, evolving and collaborating is creating enduring value for our customers, shareholders, employees and communities, and will continue to empower the Company to create and deliver enhanced value over the long term.
CREATING ENDURING VALUE

Our Customers
We help our customers both move their freight and reach their goals.
We move our customers’ products reliably, efficiently and safely, while facilitating their reduction of greenhouse gas (“GHG”) emissions. We aim to anticipate our customers’ needs to create effective and tailored solutions and overall be a trusted business partner.
In 2024, we shipped approximately 6.3 million units of freight and estimate that customers avoided over 10 million tons of carbon dioxide emissions by shipping with CSX versus truck.

Our Shareholders
We implement strategic initiatives and engage in practices designed to drive business results with a focus on creating long-term shareholder gains.
Through increased business growth and market share, which is incentivized by our executive compensation program, we are able to deliver strong returns over the long term to our investors.
Last year, cash flow generation supported over $3.1 billion in shareholder returns, including approximately $2.2 billion in share repurchases and nearly $930 million of dividends.

Our Employees
We care about our people; safety, employee health, well-being and an engaged team are among our core values.
We provide careers with opportunities for growth and advancement within our ONE CSX culture that delivers the resources to improve CSX employees’ emotional, social, physical and financial well-being, and also puts safety first and values employee engagement.
With more than 23,500 employees, in 2024, we incurred $3.2 billion in expenses for labor and fringe benefits. Under our SAFE CSX initiative, 100% of Operations managers received training and in-the-field coaching to lead our safety cultural transformation.

Our Communities
We help strengthen our communities with a focus on community safety and revitalization.
We support numerous communities across our network through direct and indirect investment that provides jobs, fuels local suppliers and moves us all towards a more sustainable future. We promote rail safety, support active military, veterans and first responders, provide disaster relief and aim to improve the quality of life in the areas in which we operate, including by minimizing disturbances from noise, vibration and land use.
In 2024, we contributed approximately $17.8 million and over 24,000 volunteer hours to our communities, and continued to prioritize public safety with a robust first responder and law enforcement training program that reached over 8,200 individuals in communities across our rail network.

7

Enhancing Our Value Creation | Our Proactive Approach to Growth

Our Proactive Approach to Growth
Investing in Strategic Initiatives to Expand Our Footprint, Meet Our Customer’s Evolving Needs and Grow
We are continuing to improve customer service and meet customer demand for rail by leveraging our extensive reach across key regions of the U.S. industrial base and broadening our effective footprint with strategic investments. Our market expansion initiatives, which are structured to be adaptive and responsive to market changes, take multiple forms, including:
■Industrial development, through which there are long-term growth opportunities from investment activity that touches the CSX network;
■Growth with existing customers, stemming from reliable service that increases rail opportunities, is truck competitive and accelerates modal conversion;
■Expanding partnerships in traditional emerging industries, like renewable fuels, and industries that are emerging in terms of their opportunity to utilize the rail network, like waste and aggregates; and
■Significant specific investments that address customer needs and access, such as network expansions providing new solutions.
Key examples of these initiatives include:

Creating a robust industrial development program, with over 550 projects in the pipeline, by investing in a best-in-class approach empowered by an exceptional team, effective collaboration with local economic developers, landowners and utility partners, cutting-edge technology and our groundbreaking industrial site selection program, CSX Select Site. CSX Select Site is designed to meet growing demand for rail-served manufacturing sites and further assist companies in locating properties that best align with their needs and wide range of development criteria. In 2024, CSX added 16 rail-served properties in 8 states to this program for a total of 39 properties.

Modernization of the Howard Street Tunnel in Baltimore, which will soon support double-stack intermodal service on both our I-95 Corridor between New England and Florida, as well as our route from Chicago to the mid-Atlantic. This project addresses the last single-stack portion of our intermodal network, creating cost efficiency on our current business and doubling our capacity.

Reinvestment in TRANSFLO, a CSX subsidiary that provides transloading services across our network and enables us to reach non-rail served customers, with terminal expansions increasing network capacity by approximately 9% over the last two years to 45 total terminals. Also, the acquisition of Quality Carriers, Inc., the largest provider of bulk liquid chemicals truck transportation in North America, enabling multimodal adoption, offering a solution combining railcar, transload and truck transportation into a single seamless bundled product, and new intermodal services, offering a truck-rail-truck solution supported by expanded use of its ISO-tank equipment.

Acquisitions of Pan Am Systems, Inc., with its railway in New England that expands CSX’s geographic reach across the eastern U.S., and the rail lines operated by Genesee & Wyoming Inc.’s Meridian & Bigbee Railroad, L.L.C. (MNBR). The latter acquisition marks the first new interchange in the U.S. in decades—a strategic partnership with CPKC near the Alabama-Mississippi border—to improve East-West traffic connectivity.

Improving Our Customer Experience Through Collaboration and Technology
Our proactive approach to growth is also bolstered by building partnerships with our customers. Increased site visits, surveys, whiteboarding sessions and other touchpoints have allowed us to better understand our customers’ needs and facilitated new connections, solutions and growth. For example, over the last year, we have completed whiteboarding sessions with 44 customers, including 36 of the top 150, examining the “art of the possible” with our Sales and Marketing and Operations teams. We will continue to roll out this initiative across the rest of our customer base, targeting 30 to 40 customers a year, which allows us to reset and realign our existing relationships and find a path to greater opportunities. These efforts have resulted in driving more business from the highway to CSX and will continue to do so.
Additionally, we treat service as foundational and understand that it creates opportunity for growth. Across our entire organization, we are critically focused on providing a consistent and reliable service product to our customers, which has been fueled by our ONE CSX cultural transformation. With our Sales and Marketing and Operations teams working collaboratively, we have created tailored solutions that reinforce our role as a trusted partner to our customers.
Providing excellent customer service necessitates investing in processes and tools that are responsive to customer needs and deliver added value and efficiencies. This approach reflects our commitment to fostering an agile mindset through the use of technology. For instance, we have enhanced our customer service platform, ShipCSX, enabling customers to manage their supply chains more effectively. Additionally, we have implemented resources such as GPS shipment tracking, offering near real-time visibility into shipment locations and substantially improving tracking capabilities beyond traditional methods.

2025 Proxy Statement	8

Enhancing Our Value Creation | Environmental Sustainability

Environmental Sustainability
Actively Reducing Our Environmental Impact, and Helping Our Customers in Reducing Their Own Footprint, Through Innovation
Efficiency is a key part of the value proposition that we are able to offer customers. As the most fuel-efficient and cost-effective mode of freight transportation on land, rail will continue to enable significant emission reductions and help drive economic prosperity. Particularly, given that, on average, freight railroads are three to four times more fuel efficient than trucks and produce up to 75% fewer GHG emissions, we can move much more freight using much less fuel. We have continued to add to a solid operating foundation that will support future business growth by accelerating highway-to-rail freight conversion, which we believe is a crucial step in facilitating the transition to a lower-carbon economy. Moreover, it is an ongoing priority at CSX to effectively communicate with our customers about the efficiency benefits associated with our services and ultimately help our customers advance their own sustainability goals.

In 2024, CSX customers avoided over 10 million tons of carbon dioxide emissions, the equivalent of taking just over 2.3 million passenger vehicles off the road, by shipping with CSX versus truck.

It is important that we maintain our environmental advantage, both for our communities and planet and as a matter of good business strategy. We have significantly invested in innovative solutions to drive incremental efficiency and progressive action in our operations to reduce our impact on the environment as we revalidate our Science Based Targets initiative commitments for short-term emissions targets to align with a 1.5C business ambition. Specifically, at CSX, we believe that fuel efficiency and our investment in the next generation of alternative fuels and propulsion technology are key to meeting our near-term GHG reduction goals. Important alternative fuels and other technologies and fuel-saving analytics and tools that we are implementing and testing include:

Alternative Fuels	Locomotive Technology	Fuel Efficiency Tools
Biodiesel
Partnering with Wabtec Corporation (“Wabtec”), we began in 2022 a test program of a 20% biodiesel fuel blend (“B20”) in 10 rebuilt FDL Advantage locomotives with new high-pressure common rail fuel systems. This testing helps us monitor engine maintenance and performance, as well as confirm regulatory emissions requirements. This program continues to yield impressive results. As of the end of 2024, these 10 locomotives have burned more than 500,000 gallons of the B20, resulting in a nearly 20% reduction in GHG emissions for Tampa area operations. U.S. Environmental Protection Agency (“EPA”) approval was granted in 2024 for the usage of the B20 in the entire CSX locomotive fleet. CSX is able to utilize biofuel blends when economically and physically feasible. In 2024, CSX consumed approximately 24 million gallons of blended fuel with biodiesel across our network.

ET23DCM – Tier 4 Repower
A new six-cylinder L6 GEVO engine was placed inside a CSX SD40-2 locomotive to create a Tier 4 locomotive. We, in partnership with Wabtec, have built 15 ET23DCM units. Tier 4 engines are approximately 20% more fuel efficient, compliant with the latest EPA emissions standards and reduce particulate matter and nitrogen oxide emissions by up to 85% compared to older locomotives.
Hydrogen Fuel Cell Locomotives
Through our partnership with CPKC, we are manufacturing hydrogen fuel cell locomotives in our Huntington, West Virginia locomotive shops—having unveiled our first hydrogen-powered locomotive in early 2024. Hydrogen presents a promising alternative to fossil fuels, offering greater efficiency and zero emissions. Unlike traditional diesel engines, hydrogen-powered locomotives emit only water vapor.
Battery-Electric Locomotives
In 2023, we were awarded an $11.6 million grant to replace three non-tiered locomotives with zero-emissions, battery-electric locomotives. The units, which will be the first of their kind on the East Coast, are expected to annually reduce emissions by 1.53k tons of carbon dioxide and 71 tons of nitrogen oxides per year and reduce noise by around 70%.

Trip Optimizer and Zero-to-Zero
CSX was the first railroad to test Wabtec’s Trip Optimizer Zero-to-Zero technology. Trip Optimizer is a smart system for trains that is similar to cruise control. It automatically controls locomotive throttle and brakes to lower fuel burn based on dynamics like the terrain and speed restrictions. We already use Trip Optimizer technology across our mainline fleet of locomotives, helping us save approximately 42 million gallons of fuel in 2024—or an average saving of 1.4 gallons of fuel per auto mile. Trip Optimizer Zero-to-Zero is a new feature that further expands the benefits of the Trip Optimizer tool and allows a train to start from zero miles per hour and stop automatically using smart controls. This new feature is expected to help us save an additional 4.9 million gallons of fuel per year. We continue to work with the Federal Railroad Administration (the “FRA”) to test and implement this technology.

Furthermore, as we continue to evaluate how to best align our business operations with a 1.5-degree pathway, beyond stepping up our actions to reduce GHG emissions, we are also working to improve energy efficiency in our buildings and operations, installing small solar projects, increasing usage of renewable energy and striving to reduce waste across our network. We are collaborating with our customers and suppliers to help improve the carbon footprint of our value chain. Conserving natural resources and working to maintain our natural ecosystems is part of our value creation with customers and communities where we operate. Progress on these environmental goals will be released later this year in our 2024 Sustainability Report.

9

Enhancing Our Value Creation | Safety

Safety
Launching Our SAFE CSX Initiative
At CSX, safety encompasses every aspect of our operations, not just for our employees, but also for our customers and communities we serve. With well-being and safety at the center of our day-to-day operations, we strive to foster a proactive ONE CSX culture where everyone is appreciated, valued, respected, included and listened to. In 2024, we launched a leadership in safety program to further define our safety vision moving forward. Safety is our core value and how we connect with one another. Our SAFE CSX program helps CSX to continuously strive towards a culture where exposures are identified and properly mitigated or eliminated when possible.
With the assistance of DEKRA, a global leader in safety, we have been implementing strategies to:
■Identify and mitigate potential risks within our operations, enhancing safety in everything we do;
■Provide comprehensive training so employees feel confident that the ONE CSX team cares, collaborates and continuously learns about exposures and hazards in the workplace; and
■Create effective ways to measure our overall safety and monitor for progress as we bring on new skills and concepts.
Our field leaders are crucial to the success of SAFE CSX; they are engaging directly with employees, having more conversations about safety, providing meaningful feedback and celebrating the many acts of safe work that might otherwise go unnoticed. In 2024, over 1,700 Operations leaders completed training on leadership feedback and exposure reduction. As part of that training, CSX launched new field communication practices that are direct with employees and intended to be non-punitive. These communications help break down barriers between managers and employees and foster a learning environment important to safety improvement. That means, for example, connecting with an employee prior to an observation, establishing that safety is a partnership and relaying that performing an observation should result in working together to eliminate shortcuts, knowledge gaps and exposures in the workplace.
We are also establishing safety metrics that are leading, like daily activities that protect CSX, instead of focusing primarily on incidents that have already occurred. We are helping our employees develop additional skills to focus on exposures in the workplace. Through SAFE CSX, our approach to safety has evolved into a balanced process that promotes excellence, fosters learning and reduces risk exposure.
We believe that our steadfast and progressive focus on safety is starting to produce results. Over 2024, our data shows that most injuries were low severity, and we recorded the fewest lost work-days for injury in Company history. Going forward, we remain committed to working together to better ensure that every member of the ONE CSX team gets home safely every day.
Implementing Proactive Technology and Community Programming
Our safety performance stems from our investments in core infrastructure, technology and community programming. In 2024, we spent $1.8 billion out of a total $2.5 billion capital budget on track, bridge and signal projects and on our equipment and detection technology. Some examples of this advanced safety technology include:
■Additional hot bearing detectors (“HBDs”), which use infrared sensors to detect overheating in bearings to help prevent accidents. As of the end of 2024, we had an average mainline spacing of 14.9 miles along CSX routes. We actively collaborate with other freight railroads on standards for tracking and analyzing trends in bearing conditions to better the industry’s overall knowledge;
■Acoustic bearing detectors (“ABDs”), which analyze the acoustic signature inside the bearing to help identify potential issues to assist employees with safety inspections. As of the end of 2024, we had 25 ABD units installed;
■Three train inspection portals, which we have installed on high-volume main lines to perform 360-degree inspections on moving trains using high-resolution imaging technology and advanced image analysis that can help identify issues with trains while in transit;
■Autonomous track assessment cars (“ATACs”), which identify track geometry exceptions and gather critical data on track conditions and send the data in near real time for assessment and, if necessary, expedited track repair, with 50% of CSX’s network being scanned with ATACs each week; and
■An extensive drone safety program that uses unmanned aerial vehicles to perform a wide range of tasks, including aerial mapping of yards, facility inspection, storm response, accident investigation and law enforcement.
We also invested in community programming, hosting “Responder Incident Training” train events where first responders received instruction on how to safely respond to a potential rail incident. This innovative program features a state-of-the art, customized train specifically designed to simulate rail incidents, such as derailment and hazardous materials release. Overall, in 2024, the Company held various sessions covering hazardous materials handling and incident response tactics, designed to ensure that first responders, contractors and local government officials are informed and prepared to handle potential emergencies, training over 8,200 first responders and law enforcement personnel to protect the safety of our communities. As CSX continues to prioritize the safe transport of critical freight across North America, we are committed to maintaining our focus on proactively taking measures to protect our employees, customers and communities.

2025 Proxy Statement	10

Enhancing Our Value Creation | Culture

Culture
Empowered by Our Engaged Workforce
CSX employees are the backbone of our success. Recognizing that our workforce is our greatest strength, we continue to drive our ONE CSX cultural transformation—a commitment to fostering a work environment where employees feel valued, included, respected, appreciated and listened to. This approach enhances employee motivation and drives a customer-focused mindset across the organization by creating an inclusive workplace that taps into perspectives and solutions that come from a workforce with a wide range of backgrounds, experiences and abilities.
Employee engagement remains fundamental to our success. To advance our ONE CSX team and business, we are dedicated to implementing and reinforcing initiatives that promote engagement and collaboration. By supporting employee development, providing the tools needed for effective work and encouraging open communication, we are uncovering new opportunities to improve our network. Through these efforts, we are cultivating a culture where ideas are welcomed and innovation thrives.
To enhance our one-team approach and strengthen our talent pipeline, we are focusing on initiatives aimed at:
■Delivering comprehensive, modernized total rewards;
■Offering effective learning and development programs to support professional growth;
■Transforming how we engage, listen to and act on employee feedback; and
■Reinforcing our commitment to community engagement and well-being.
We aim to support employees in performing their roles to the fullest by providing resources that bolster emotional, financial, physical and social well-being—both at work and at home—as we continue to build a workforce reflective of the communities where we live and work. Additional details of these impactful initiatives can be found in our annual Environmental, Social and Governance (“ESG”)/Sustainability Report.
Labor Relations
Our cultural transformation also focuses on strengthening communication and collaboration with CSX's unionized workforce. By recognizing the essential role front-line employees play in delivering value to customers and shareholders, we are working to rebuild trust and partnership with labor. Over the past two and a half years, we have collaborated with our union partners to address quality-of-life improvements, ensuring employees’ welfare and enhancing the service we provide to our customers.
Key milestones have included:
■Industry-first initiatives: CSX became the first in the industry to offer paid sick leave to engineering, shopcraft and train service employees. A new, revised attendance policy was also introduced for craft employees, emphasizing non-disciplinary and non-punitive approaches.
■Collective bargaining agreements: Ahead of the next bargaining round, CSX announced tentative five-year agreements that include fair wage increases, improved paid time off and enhanced healthcare benefits. By the end of 2024, CSX had reached agreements with unions representing nearly 60% of our union workforce, with 42% already ratified. Efforts continue to reach similar agreements with all crafts.
■Assignment schedules for train and engine crews have been implemented, giving employees more predictable work hours and improving work-life balance compared to the traditional on-call system.
Connecting with Our Employees
Listening to and engaging employees in meaningful ways has been an important part of our cultural transformation. One key initiative was the launch of an enterprise-wide employee survey in 2022, followed by two focused pulse surveys in 2023. These assessments addressed critical topics such as employee trust and the overall employee experience. CSX’s leadership team has placed high importance on reviewing this feedback to identify key areas for improvement and take actions that drive progress across the Company. The results have been encouraging, with marked improvements in both employee engagement and trust. Building on this momentum, we conducted another enterprise-wide survey in 2024 to identify areas of marked improvement and uncover opportunities for continued progress. With an updated employee survey launched in March 2025, we aim to further advance our efforts and reinforce our commitment to elevating the employee experience.
Beyond the insights gained from surveys, we continue to engage employees through various activities and events that foster connection and participation. Family Days, for instance, have become a standout way to bring employees and their loved ones together. Held across nine locations in 2024 with over 20,000 attendees, these county fair-style events celebrated the vital contributions of our workforce while allowing families to experience the pride and purpose that come with working at CSX. Additionally, town halls, field visits, Business Resource Group (“BRG”) events and community service projects have provided further opportunities for employees to share their perspectives and deepen connections within the Company and beyond.
Recognizing the dedication and hard work of our employees remains a priority. To show our appreciation, we enhanced our formal recognition program in 2024, introducing innovative ways to highlight individual achievements and celebrate cross-functional team accomplishments. Whether honoring personal milestones or collaborative successes, these efforts reflect our unwavering commitment to valuing and rewarding the contributions that drive CSX forward.

11

Enhancing Our Value Creation | Culture
Talent Management and Development
We maintain our commitment to embedding our Company values into our talent management and development processes through communication and training programs. Whether building leadership skills or mastering new technologies, training and development is integral to our growth strategy. We are committed to giving our employees the resources and opportunities needed to advance their professional development, move their careers forward and break down silos to work more effectively.
In 2024, we laid the groundwork for an expanded portfolio of employee training and development opportunities—launched as the ONE CSX Academy—which is a selection of training courses delivered over 15 months that will build the skills and knowledge needed to model our ONE CSX values and behaviors and create a motivating, productive work environment. These courses cover topics such as effective communication, self-awareness and personal development, inclusion and career development. All management employees are required to complete selected training courses; union employees are highly encouraged to participate.
Strengthening Our Social and Community Impact
At CSX, service to our communities is core to who we are and our commitment to people extends beyond our employees. Service is at the heart of every decision we make, whether for our customers, our employees or our communities. This commitment is embodied in our ONE CSX value that focuses on strengthening our communities. We serve the communities in which we operate through monetary and in-kind giving, as well as employee volunteerism opportunities. For example, 2024 was a year of devastating natural disasters, including several major hurricanes, across our network—deeply impacting the communities where our employees, families, neighbors and customers live and work. We contributed $100,000 to support the American Red Cross in its ongoing relief and recovery efforts underway in communities affected by Hurricane Helene and hosted the CSX Holiday Express event in Erwin, Tennessee along with continuing the CSX Santa Train, which had special meaning this year as we worked hard to deliver for our neighbors in storm-impacted communities across Appalachia. We are committed to supporting our neighbors as they rebuild.
In 2024, we celebrated a significant milestone with our signature community investment initiative, CSX Pride in Service, reaching over one million service members nationwide. Pride in Service is a company-wide commitment to honor and serve those who serve our country and our communities—our nation’s veterans, military and first responders—by connecting them and their families with the support they need. CSX understands intimately the sacrifice that comes with military service, as nearly one in five CSX employees have served in some capacity.
Overall, in 2024, CSX contributed approximately $17.8 million and CSX employees donated over 24,000 volunteer hours and $355,000 to our communities, with $7.75 million in contributions directed to causes supporting military, veterans and first responders and their families. With Pride in Service’s nonprofit partners, CSX makes possible critical financial assistance, community connections and acts of gratitude. In 2024, we reached 134,000+ service personnel and their family members through our Pride in Service initiative. We also sponsored 1,708 community events, partnering with the following organizations:

2025 Proxy Statement	12

Enhancing Our Value Creation | Governance

Governance
Governance Practices and Oversight
CSX remains committed to strong governance practices and steadfast adherence to the highest standards of ethical conduct. We understand that this is essential to earning and sustaining the trust of our customers, employees, communities, regulators and shareholders, while also mitigating risks to our business over the long term. At CSX, we believe good governance practices begin with strong leaders who understand the opportunities and challenges across our business and bring a variety of perspectives for how to approach them, to help make decisions that support the Company’s long-term growth and success. Our Board of Directors and executive team hold ultimate responsibility for developing and communicating CSX’s vision and purpose, overseeing the implementation of sound governance practices, upholding Company policies, codes, procedures and values and overseeing ongoing monitoring of and adherence to existing and emerging laws and regulations.
Key elements of our comprehensive governance program include:
■Annual election of directors;
■Majority voting standard for election of directors and director resignation policy;
■Qualification guidelines for director candidates and review of each director’s performance and continuing qualifications for Board membership;
■Independent Chair of the Board;
■Audit Committee, Compensation and Talent Management Committee and Governance and Sustainability Committee comprised solely of independent directors;
■Regular executive sessions of independent directors;
■Annual evaluation of Board and committee performance;
■Board access to independent advisors;
■Stock ownership guidelines for directors and officers;
■Meaningful limitations on directors’ service on other public company boards;
■Regular succession planning and effective leadership transitions at the CEO and executive management levels;
■No “poison pill” (shareholder rights plan);
■Proxy access for director candidates nominated by shareholders reflecting standard market practices;
■Shareholder rights to call special meetings;
■Policy against hedging and pledging of CSX common stock;
■Pay-for-performance alignment; and
■Robust shareholder outreach and engagement program.
Business Ethics
We prioritize responsible business practices not only because it is the right thing to do, but also because it helps CSX manage and respond to potential risks and opportunities that can have an impact on our business and our ability to provide value to our stakeholders. All employees and officers of CSX and its wholly-owned subsidiaries, members of the CSX Board of Directors and partners conducting business with or on behalf of CSX are expected to act with the highest standards of personal integrity, consistent with the ethical behaviors outlined in our Code of Ethics. This code covers a wide slate of business matters, including: conflicts of interest; anti-bribery and combatting corruption; insider trading; confidential information misuse; compliance with laws and regulations; discrimination and harassment; whistleblower protection; public and employee safety; and proper use of corporate assets. In consultation with the Board of Directors, our executive leadership team develops governance policies and sets clear expectations for those across all levels of our Company. We require robust annual ethics training, which focuses on applying the CSX Code of Ethics in daily interactions, for all CSX management employees and highly recommend training for union employees. 100% of all active CSX management employees and a majority of CSX union employees completed business ethics training in 2024.
Since 2022, we have published a bi-annual series of ethics-related employee communications, including reminders on how employees can report concerns and ask conduct-related questions. Employees are encouraged to anonymously report any suspected violations of the CSX Code of Ethics or other ethical concerns to the 24/7 CSX Ethics Helpline, which is operated by an independent service. CSX strictly prohibits retaliation against anyone who makes a good faith report about a known or suspected violation of our code.
Cybersecurity Risk Management and Strategy
Strong performance and reliability of our technology systems are critical to operating safely and effectively, and protecting personal and customer data is essential to maintaining stakeholder trust. We have implemented processes designed to assess, identify and manage material cybersecurity risks, as described further in our 2024 Annual Report. CSX maintains a cybersecurity framework that is integrated across the organization through people, processes and technology to help protect the personal information of our customers, contractors and suppliers, as well as the integrity of our own operations. Detail on the oversight of cybersecurity is provided in the “Board of Directors’ Role in Risk Oversight” subsection of the “Board Oversight Responsibilities” section below beginning on page 45 of this Proxy Statement. 100% of all active CSX management employees completed cybersecurity training in 2024, and 91% of the CSX information security team has industry-recognized cybersecurity certification.

13

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2024 performance, please review the 2024 Annual Report.

ITEM 1	Election of Directors As discussed in more detail in the “Corporate Governance” section below beginning on page 19 of this Proxy Statement.

The Board unanimously recommends a vote FOR the election of the following director nominees.

Ann D. Begeman, 60
Former Chairman, Surface Transportation Board
Director Since 2025
Other Current Public Company Boards: 0
Committees: F

Thomas P. Bostick, 68
Retired Lieutenant General, United States Army
Director Since 2020
Other Current Public Company Boards: 1
Committees: F GS

Anne H. Chow, 58
Retired Chief Executive Officer, AT&T Business
Director Since 2024
Other Current Public Company Boards: 2
Committees: CTM F

Steven T. Halverson, 70
Former Chairman, President and Chief Executive Officer, The Haskell Company
Director Since 2006
Other Current Public Company Boards: 0
Committees: A CTM E

John J. Zillmer, 69
Chair of the CSX Board
Chief Executive Officer, Aramark
Director Since 2017
Other Current Public Company Boards: 2
Committees: CTM E GS

Paul C. Hilal, 58
Founder and Chief Executive Officer, Mantle Ridge LP
Director Since 2017
Other Current Public Company Boards: 2
Committees: E F GS

100% Meeting Attendance

7.27 years Average Tenure

83% Independent, including the Chair of the Board

42% Diverse

65 years Average Age

■	Chair	CTM	Compensation and Talent Management	F	Finance
A	Audit	GS	Governance and Sustainability	E	Executive

J. Steven Whisler, 70
Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation
Director Since 2011
Other Current Public Company Boards: 1
Committees: A E F

Joseph R. Hinrichs, 58
President and Chief Executive Officer, CSX
Director Since 2022
Other Current Public Company Boards: 1
Committees: E

James L. Wainscott, 67
Former Chairman, President and Chief Executive Officer, AK Steel Holding Corporation
Director Since 2020
Other Current Public Company Boards: 1
Committees: CTM F

Suzanne M. Vautrinot, 65
Retired Major General, United States Air Force
Director Since 2019
Other Current Public Company Boards: 3
Committees: A GS

Linda H. Riefler, 64
Former Chair of Global Research, Morgan Stanley
Director Since 2017
Other Current Public Company Boards: 1
Committees: CTM E GS

David M. Moffett, 73
Former Chief Executive Officer, Federal Home Loan Mortgage Corporation
Director Since 2015
Other Current Public Company Boards: 1
Committees: A E F

COLLECTIVE KEY SKILLS AND EXPERIENCES OF THE DIRECTOR NOMINEES

2025 Proxy Statement	14

Proxy Voting Summary | Shareholder Engagement Highlights

Shareholder Engagement Highlights
We conduct and facilitate significant shareholder outreach and engagement throughout the year to ensure that the Board of Directors and management proactively understand and consider our shareholders’ views on important issues and are able to elaborate on our initiatives and engage in constructive dialogue with our shareholders. Below is a summary of the design, breadth and key areas of focus of our 2024-2025 shareholder outreach and engagement efforts. Our continued regular, robust and proactive engagement with our shareholders is reflective of the intrinsic value that we place on shareholder feedback and our ongoing commitment to—and responsiveness to our shareholders’ requests for—transparency in our decision-making.
Comprehensive detail on our 2024-2025 shareholder outreach and engagement efforts and our policies and practices regarding shareholder engagement generally—including our other mechanisms for receiving feedback from and engaging with our shareholders—is provided in the “Shareholder Engagement” subsection of the “Corporate Governance” section below beginning on page 50 of this Proxy Statement. We encourage you to review this subsection for a more fulsome perspective on our shareholder outreach and engagement program.

Outreach and Engagement Design Overview	CSX Participants

	■Governance and Sustainability Committee Chair ■Compensation and Talent Management Committee Chair ■Chief Legal Officer	■Head of Investor Relations and Strategy ■Leaders from different CSX departments, such as legal, total rewards, sustainability and safety

Through our outreach efforts before the 2024 Annual Meeting, we contacted the governance teams of 19 key shareholders representing approximately 41% of outstanding shares.* We received a meeting declination (generally due to investors having no concerns) or met with the governance teams of 13 of these shareholders representing approximately 36% of outstanding shares.*
Through our off-season outreach efforts after the 2024 Annual Meeting, we contacted the governance teams of 18 of our largest shareholders representing approximately 44% of outstanding shares.* We received feedback from or met with the governance teams of 12 of these shareholders representing approximately 39% of outstanding shares.*

Areas of Focus

	■Board oversight of risk and strategy, including of safety ■Executive compensation ■Director commitments ■Board composition, refreshment and diversity	■Safety ■ONE CSX culture ■Leadership transitions ■Environmental and sustainability initiatives

*    Based on ownership as of March 31, 2024 for outreach before the 2024 Annual Meeting and as of September 30, 2024 for off-season outreach.

ITEM 2	Ratification of Independent Registered Public Accounting Firm As discussed in more detail in the “Audit Matters” section below beginning on page 59 of this Proxy Statement.

The Board unanimously recommends that the shareholders vote FOR this proposal.

ITEM 3

Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers
As discussed in more detail in the “Executive Compensation” section below beginning on page 63 of this Proxy Statement.

The Board unanimously recommends that the shareholders vote FOR this proposal.

15

Proxy Voting Summary | Executive Compensation Highlights

Executive Compensation Highlights
Alignment with Leading Governance Practices
The Compensation and Talent Management Committee has established an executive compensation program that incorporates leading governance principles, such as those highlighted below, which drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:	CSX Executive Compensation Practices Do NOT Include/Allow:

■Significant percentage of executive compensation that is performance based
■Performance measures with stretch targets that are highly correlated to shareholder value creation
■Short-term incentive compensation plan that contains financial, safety, operational and environmental goals
■Inclusion of multiple financial measures in short and long-term incentive plans
■Robust performance management and goal setting processes for the CEO and executive leadership
■Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
■Significant share ownership requirements for the CEO and executive leadership and non-employee directors
■Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
■Clawback triggers in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft or misconduct, beyond those required under SEC and NASDAQ rules
■Use of payout caps on short and long-term incentives
■Annual “Say-on-Pay” vote

■Re-pricing of underwater options without shareholder approval
■Excise tax gross-ups
■Recycling of shares withheld for taxes or exercise price
■Hedging or pledging of CSX common stock
■Vesting of equity awards with less than a one-year period
■Encouraging unreasonable risk taking

2024 Components of Compensation
CEO TARGET COMPENSATION
ALL OTHER NEOS AVERAGE
TARGET COMPENSATION

Salary	Cash-based Short-term Incentives	Performance Units

Non-qualified Stock Options	Restricted Stock Units

2025 Proxy Statement	16

Proxy Voting Summary | Executive Compensation Highlights
Overview of Incentive Payouts
The following tables demonstrate the Company’s 2024 performance outcomes against each performance goal and the overall amounts that would have been earned based solely on such outcomes. As described further below under “Recovery of Erroneously Awarded Compensation,” in order to satisfy its recoupment obligations under the CSX Clawback Policy following its 2024 “little r” financial restatement, the Company reduced the amounts that would have otherwise been earned by its covered executives under the 2024 MICP and 2022-2024 LTIP by an amount equal to the amount of erroneously awarded compensation that was paid to such covered executives. The amounts presented in the tables below reflect the amounts that would have been earned before the Compensation and Talent Management Committee’s reduction of the payouts to satisfy its obligations to recover the recoupment amount from the covered executives, which are described further under “Recovery of Erroneously Awarded Compensation.”

2024 MICP Performance Measures(1)	Threshold(1) (0%-50% payout)	Target (100% payout)	Maximum (200% payout)	Individual Measure Payouts	Total Achievement Level
Financial Goals – 70% weighting					Adjusted: 82%(5) Unadjusted: 61%(5)
Operating Income (30% weighting)				Adjusted: 21% Unadjusted: 17%
Operating Margin(2) (30% weighting)				Adjusted: 17% Unadjusted: 0%
Initiative-based Revenue Growth(3) (10% weighting)				20%
Safety, Operational and Environmental Goals(4) – 30% weighting
FRA Personal Injury Rate (5% weighting)				0%
FRA Train Accident Rate (5% weighting)				0%
Trip Plan Compliance (10% weighting)				7%
Fuel Efficiency (10% weighting)				17%

(1)Performance measure payouts are determined independently and each measure could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table.
(2)Like prior plan years, the 2024 MICP allowed a formulaic adjustment to the operating margin performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $4.00 to $4.50 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating margin. Because the 2024 average price per gallon was $3.76 for highway diesel fuel, which was below the range, there was an adjustment to the operating margin goal, which increased by 20 basis points.
(3)Initiative-based Revenue Growth is a non-GAAP measure calculated by the amount of newly generated line-haul revenue associated with specific customer initiatives in the year. Line-haul revenue is the revenue generated from moving traffic, excluding fuel surcharge, before any costs or expenses are deducted.
(4)Certain safety actuals and operations performance can continue to settle over time. The Company’s 2024 achievements demonstrated in this table reflect actuals as of around the time the Compensation and Talent Management Committee approved the overall resulted payout in early 2025. These metrics were not impacted by the 2024 MICP Adjustment.
(5)For 2024, the Compensation and Talent Management Committee approved an adjustment to the operating income and operating margin metrics in order to exclude the $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024. Had this adjustment not been made, the aggregate achievement level would have been 61% of target. No individual performance adjustments were applied to 2024 payouts for any NEO. See “Short-Term Incentive Compensation” below for additional detail regarding this adjustment.

17

Proxy Voting Summary | Executive Compensation Highlights

2022-2024 LTIP Performance Measures	Threshold (0% payout)	Target (50% payout)	Maximum (100% payout)	Individual Measure Payouts	Total Achievement Level
Average Annual Operating Income Growth Rate (50% weighting)				Adjusted: 27% Unadjusted: 0%	Adjusted: 57% of Target(2) Unadjusted: 37% of Target(2)
Economic Profit(1) (50% weighting)	Based on prior year’s Economic Profit with the payout percent averaged over three years; Recommended performance range of 5.3% of GCE for each year ($302M for 2022)			49%
Relative TSR (Modifier)				0.75%

(1)Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit has historically had a strong relationship to stock price appreciation.
(2)For this cycle, the Compensation and Talent Management Committee approved an adjustment to the average annual operating income growth rate metric in order to exclude the $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024. Had this adjustment not been made, the aggregate achievement level of the performance metrics would have been 37% for the NEOs. See “Long-Term Incentive Compensation” below for additional detail regarding this adjustment.

2025 Proxy Statement	18

ITEM 1	Election of Directors

Criteria for Board Membership
Twelve directors are to be elected to hold office for a one-year term beginning in May 2025 until our 2026 Annual Meeting or their successors are elected and qualified. The Governance and Sustainability Committee has recommended to the Board of Directors, and the Board has approved, the persons named below as director nominees.

Broad Diversity	The Board believes that each of these director nominees adds to the overall capability and diversity of the Board, including in terms of background, skills, perspective, industries served, business matter coverage and demographics.

Comprehensive Experience and Expertise	These director nominees bring a wide range of experience and expertise in being current or former senior executives at large and complex organizations, corporate governance, railroad regulations and operations and the transportation industry, financial markets and reporting, human capital, risk management and sustainability matters. We believe that this broad representation is necessary, as each Board member is expected to be able to assess and evaluate the Company in the face of changing conditions in the economy, regulatory environment and customer expectations.

Demonstrated Leadership Ability and Capacity	Additionally, nominees for Board membership are expected to be prominent individuals with demonstrated leadership ability and who possess outstanding integrity, values and judgment. Directors and nominees must be willing to devote the substantial time and capacity required to carry out the duties and responsibilities of directors. In addition, each Board member is expected to represent the broad interests of the Company and its shareholders as a group, and not any particular constituency.

With the exception of Ann D. Begeman, who is a new director on the Company’s slate this year with her own demonstrated record of significant capability, experience and expertise as detailed in the “Director Nominees” section on page 26, each of the following nominees was elected to the Board at the Company’s 2024 Annual Meeting, and each of them has exemplified proven commitment and qualification to serve on the CSX Board. Management recommended Ms. Begeman to the Board.
In accordance with the mandatory retirement requirement under our policy on director qualifications and selection contained in the CSX Corporate Governance Guidelines and our bylaws, Donna M. Alvarado is retiring from the Board and was not re-nominated as a director for consideration at our 2025 Annual Meeting accordingly. We thus expect a current Board size of 12 directors effective following the conclusion of our 2025 Annual Meeting.
The Governance and Sustainability Committee recognizes the importance of developing and maintaining a Board with a broad scope of backgrounds and expertise that will expand the views and experiences available to the Board in its deliberations. Many factors are taken into account when evaluating director nominees, including experience, skills, education, background and personal attributes. The Governance and Sustainability Committee believes that candidates representing variability across these factors add to the overall diversity and viewpoints of the Board.

19

Corporate Governance | Board Nomination Process and Qualifications – Board Nomination Policies and Practices

Board Nomination Process and Qualifications
Board Nomination Policies and Practices
We have a director qualifications and selection policy with robust criteria for Board membership, as described above, which factors into our Board nomination practices.

Identification

Our Governance and Sustainability Committee is responsible for periodically reviewing this criteria, identifying individuals qualified to become Board members and recommending candidates to fill Board vacancies and for election to the Board at the next annual or special meeting of shareholders at which directors are to be elected. Sources for our director candidate pool include incumbent directors, management, shareholder recommendations and third-party search firms, consultants and other advisors, as appropriate.

Evaluation

In identifying and recommending Board nominees, the Governance and Sustainability Committee uses guidelines, consistent with the criteria approved by the Board, that it has developed with respect to qualifications for nominations to the Board and for continued membership on the Board. In accordance with the CSX Corporate Governance Guidelines, potential nominees recommended by shareholders will be evaluated on the same basis as individuals identified directly by such committee or from these other sources.
Factors that the Governance and Sustainability Committee considers in assessing potential director nominees include:
■Skills, qualifications, experiences and demonstrated leadership ability;
■Possession of outstanding integrity, values and judgment;
■Sufficient time and capacity;
■Overall Board composition and balance;
■The current and long-term needs of the business; and
■Independence and potential conflicts.
In addition to these factors, for continued membership on the Board or re-nomination of a director, the Governance and Sustainability Committee also considers:
■Ongoing contribution to the Board’s effectiveness;
■Feedback from the annual evaluation of Board and committee performance;
■Attendance and participation at Board and committee meetings; and
■Shareholder feedback, including the support received at our Annual Meeting.

Recommendation and Nomination

The Governance and Sustainability Committee ultimately recommends a slate of director nominees that the Board reviews. The Board then nominates the director candidates best qualified to serve the interests of our Company and stakeholders for shareholder consideration and election.

We believe that the effectiveness of our Board nomination policies and practices—and relatedly our criteria for Board membership and our policies and practices around Board composition, refreshment and diversity—is evidenced by our nomination of five new highly qualified directors in the past five years. See the “Board Composition, Refreshment and Diversity” section on page 23 for more information.

2025 Proxy Statement	20

Corporate Governance | Board Nomination Process and Qualifications – Director Nominees’ Key Skills and Experiences
Director Nominees’ Key Skills and Experiences
In determining the qualifications of a director nominee, our Board of Directors and the Governance and Sustainability Committee consider the following to be key skills and areas of experience that are important to be represented on the Board as a whole:

The key skills and experiences represented in this graphic have been identified by our Board through its annual self-evaluation process as important to the Company's business strategy and growth initiatives, key financial objectives, environmental stewardship and stakeholder interests.

Accounting/Financial Reporting
Experience as an accountant, auditor, chief financial officer or senior leader responsible for financial reporting is important because it assists directors with their oversight of the preparation and audit of the Company's financial statements, and internal controls and procedures.
	Halverson	Hilal	Hinrichs	Moffett
	Wainscott	Whisler	Zillmer

Business Operations Business operations experience gives directors a practical understanding of developing, implementing and assessing the Company's operating plan and business strategy.	Bostick	Chow	Halverson	Hilal
	Hinrichs	Moffett	Vautrinot	Wainscott
	Whisler	Zillmer

Corporate Governance Corporate governance experience supports Board and management accountability, transparency and protection of shareholder interests.	Chow	Halverson	Hilal	Hinrichs
	Moffett	Riefler	Vautrinot	Wainscott
	Whisler	Zillmer

Finance/Capital Allocation
Financial and capital allocation experience is important in evaluating capital markets and the Company's design and implementation of financing and capital allocation strategies.
	Begeman	Bostick	Chow	Halverson
	Hilal	Hinrichs	Moffett	Riefler
	Wainscott	Whisler	Zillmer

Government/Regulated Industries
Government and regulated industries experience is important in understanding the legislative process and regulatory environment in which the Company operates and oversight of the Company's strategy and regulatory compliance.
	Begeman	Bostick	Chow	Halverson
	Hilal	Hinrichs	Moffett	Riefler
	Vautrinot	Wainscott	Whisler	Zillmer

21

Corporate Governance | Board Nomination Process and Qualifications – Director Nominees’ Key Skills and Experiences

This graphic reflects the specific key skills and experiences of each individual director nominee as relied on most by the Board, and highlights the collective contributions that our Board believes are necessary for a balanced and effective Board. The absence of a designation in this graphic does not mean that a director does not possess that particular skill or experience. Moreover, each director also contributes other important skills, experiences, expertise, background, qualities and attributes to our Board that are not represented in this graphic.

Human Capital Management
Human capital management experience is valuable in understanding the dynamics of attracting, motivating and retaining high-performing employees, including succession planning efforts.
Begeman	Bostick	Chow	Halverson
Hilal	Hinrichs	Moffett	Riefler
Vautrinot	Wainscott	Whisler	Zillmer

Risk/Crisis Management
Risk/crisis management experience is critical in helping the Board fulfill its responsibilities with respect to its risk oversight and mitigation, as well as providing Board leadership in navigating through corporate crises. Such Board risk oversight and mitigation responsibilities include oversight with respect to cybersecurity risk and the overall resiliency of the Company's technology infrastructure.
Begeman	Bostick	Chow	Halverson
Hinrichs	Moffett	Riefler	Vautrinot
Wainscott	Whisler	Zillmer

Sustainability
Sustainability experience supports the Company's effort to meet the highest standards of environmental stewardship and prioritize the health and safety of our employees and communities in which we operate. Also, climate-related experience is key to understanding climate or weather-related risks and helping better serve our customers' evolving needs.
Begeman	Bostick	Chow	Hilal
Hinrichs	Riefler	Vautrinot	Whisler
Zillmer

Technology/Cybersecurity
Experience or expertise in information technology, digitalization, data management, product or process innovation or cybersecurity is important to helping guide the Company’s business strategy and assessing evolving technology opportunities and cybersecurity or information security risks.
Bostick	Chow	Hinrichs	Vautrinot
Wainscott	Whisler	Zillmer

Transportation Industry/Supply Chain Management
Transportation industry experience is important to understanding rail operations, the dynamics within the freight transportation sector, key performance indicators and the competitive environment.
Begeman	Bostick	Chow	Hilal
Hinrichs	Wainscott	Whisler	Zillmer

2025 Proxy Statement	22

Corporate Governance | Board Nomination Process and Qualifications – Board Composition, Refreshment and Diversity
Board Composition, Refreshment and Diversity
Board Snapshot*
INDEPENDENCE

Independent
Not Independent
AGE

50-60
61-70
>70
TENURE

<5 years
5-10 years
>10 years
DIVERSITY

Diverse
Non-Diverse
*    As of March 25, 2025. Though a current director, Donna M. Alvarado is expected to retire from the Board and was not re-nominated as a director for consideration at our 2025 Annual Meeting accordingly. The independence, age, tenure and diversity figures for our director nominees only are included in the “Proxy Voting Summary” section on page 14.

1
Balanced Composition
The Board and Governance and Sustainability Committee believe that the current slate of director nominees brings a variety of different backgrounds, skills, qualifications, professional and industry experiences, personal attributes and perspectives that contribute to the overall balanced composition and existing diversity of our Board. For example, the Board believes that it has been successful, due to its deliberative succession planning and refreshment efforts and processes, in achieving a good tenure mix across its members. This has helped ensure the infusion of new ideas and insights on the business, strategies and policies of the Company while promoting stability in leadership and the streamlined transfer of knowledge and experience, as well as created a culture of candid conversations where the Board and management are capable of discussing our vision and purpose.

2
Effective Refreshment
We believe that the effectiveness of our policies and practices around Board composition, refreshment and diversity—and relatedly our criteria for Board membership and Board nomination policies and practices, as discussed above—is evidenced by our nomination of five new highly qualified directors in the past five years, who have enhanced certain of the skills and experiences of our Board as reflected below.

3
Commitment to Diversity
Our Board of Directors and the Governance and Sustainability Committee are dedicated to ensuring that our full Board embodies the breadth of backgrounds and perspectives—in addition to skills and experiences—necessary for a balanced and effective Board.

Board Changes in the Past 5 Years	Skills and Experiences Enhanced in the Past 5 Years

5 new highly skilled directors have joined our Board	Transportation Industry/ Supply Chain Management
Sustainability
Technology/Cybersecurity
3 directors have left our Board due to retirement
Government/Regulated Industries
Human Capital Management

23

Corporate Governance | Board Nomination Process and Qualifications – Director Independence
Director Independence
Our Board of Directors annually evaluates the independence of each of its members and, acting through its Governance and Sustainability Committee, the performance of each of its members. In evaluating the independence of each of its members, the Board considers the NASDAQ Global Select Market listing standards and reviews transactions or relationships, if any, between each director, director nominee or his or her immediate family and the Company or its subsidiaries. The purpose of this review is to determine whether any such transactions or relationships would interfere with the exercise of independent judgment by the director or director nominee in carrying out his or her responsibilities as a director, and thus be inconsistent with a determination that the director or director nominee is independent. The Board also considers the independence of its committee members under applicable securities laws.
In February 2025, after considering relevant NASDAQ listing standards, the Board, upon recommendation from the Governance and Sustainability Committee, determined that the following director nominees are independent under these NASDAQ listing standards: Thomas P. Bostick; Anne H. Chow; Steven T. Halverson; Paul C. Hilal; David M. Moffett; Linda H. Riefler; Suzanne M. Vautrinot; James L. Wainscott; J. Steven Whisler; and John J. Zillmer.
Director Commitments
Our Board of Directors believes that all members of the Board must be willing and able to devote the substantial time and capacity required to carry out the duties and responsibilities of directors—a qualification that is enshrined in the CSX Corporate Governance Guidelines. Accordingly, and in line with good governance practices and shareholder feedback, as part of the Governance and Sustainability Committee’s annual review and assessment of these guidelines, in 2023, the Board adopted a revised policy on our directors’ service on the boards of other public companies to set meaningful limitations on such service, as follows:

Director Commitments Policy with Numerical Limits for All Directors
A director who serves as the CEO of a public company may not serve on more than three public company boards, including the CSX Board. All other directors may not serve on more than five public company boards, including the CSX Board.

This policy, which is contained in the CSX Corporate Governance Guidelines, also continues to provide that each director is expected to inform the Chair of the Governance and Sustainability Committee in advance in writing in the event that such director is considering an offer to serve on the board of another public company. If a director intends to join a new public company board, the board or committee appointments will be discussed with the Governance and Sustainability Committee in advance to the extent that such appointments may create concerns with respect to scheduling issues or potential conflicts of interest.
All our directors, including each of our director nominees, are in compliance with our revised policy on our directors’ service on the boards of other public companies.
Additionally, per our policies and practices, the Board has evaluated and maintains that each of our incumbent directors elected at the 2024 Annual Meeting has proven the ability to commit sufficient time and capacity to Board duties and to otherwise fulfill the responsibilities required of directors in 2024. Such demonstration is evidenced by Board and committee meeting attendance and their preparation in advance of meetings, contribution to Board discussions, decision-making, engagement with other members of the Board and management and responsiveness to communications, which is evidenced in the annual evaluation of each individual director’s performance.
See “John J. Zillmer Remains the Best Choice for Chair of the Board” below on page 38 for additional detail regarding our evaluation of our Board Chair’s commitments.

2025 Proxy Statement	24

Corporate Governance | Director Nominees

Director Nominees
As of the date of this Proxy Statement, the Board has no reason to believe that any of the following director nominees will be unable or unwilling to serve. If any of the nominees named below is not available to serve as a director at the time of the Annual Meeting (an event which the Board does not now anticipate), the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the size of the Board. There are no family relationships among any of these nominees or among any of the nominees and any executive officer of the Company.
Information regarding each of the director nominees follows. Descriptions of key skills and qualifications in these biographies are intentionally limited to emphasize only four notable areas of focus for each nominee and thus are not reflective of all the key skills and qualifications possessed by each director nominee. Nominees have acquired these key skills and qualifications, those additional key skills included in the “Director Nominees’ Key Skills and Experiences” section beginning on page 21 and others through direct experience, education, training and oversight responsibilities.
Each of the following director nominees has consented to being named in this Proxy Statement and to serve if elected.

The Board unanimously recommends a vote FOR the election of the following nominees.

25

Corporate Governance | Director Nominees

Ann D. Begeman, 60

NEW DIRECTOR NOMINEE DIRECTOR SINCE 2025

CAREER HIGHLIGHTS
■Provides consulting services on railroad regulatory and government affairs matters after more than three decades of public service in the legislative and executive branches of government. Served as an independent peer reviewer for a Congressionally mandated report issued in 2024 by the Transportation Research Board of the National Academy of Sciences.
■Served as a member of the Surface Transportation Board (the “STB”), an independent federal agency charged with the economic regulation of various modes of surface transportation, primarily freight rail, from 2011 through 2021, including in leadership roles as the STB’s Chairman and Acting Chairman, from 2017 to 2021, and as Vice Chairman. Her tenure was marked by her commitment to working with her Board member colleagues and Board staff to improve the agency’s accountability, transparency and timeliness.
■Served in various positions in the U.S. Senate from 1992 to 2011, including as Republican Staff Director for the U.S. Senate Committee on Commerce, Science, and Transportation, as the U.S. Senate Commerce Committee’s Deputy Staff Director and Transportation Policy Advisor and as Legislative Director and Acting Chief of Staff for Senator John McCain.
OTHER LEADERSHIP EXPERIENCE
During her tenure in transportation-specific roles in the U.S. Senate, Ms. Begeman was instrumental in the creation of the STB under the ICC Termination Act, later serving two terms as a member of the STB after Presidential Appointment and Senate confirmation in 2011 and 2016. She was a 2020 Railway Age Women in Rail award recipient in recognition of her work at the STB. Ms. Begeman has also worked in the private sector, serving as a senior benefits specialist in Human Resources for First American Bankshares, Inc.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Government/Regulated Industries Extensive legislative and regulatory experience developed over her decades of public service in the U.S. Senate and on the STB, an independent federal agency charged with the economic regulation of various modes of surface transportation, primarily freight rail.

Finance
■Over a decade of service as a member of the STB, including as Chairman and in other leadership roles, which is the federal agency charged with the economic regulation of various modes of surface transportation, primarily freight rail, and that has jurisdiction over railroad rate, practice and service issues as well as railroad restructuring transactions.
■Capital allocation, strategic financial and budgeting perspective gained through her roles in the U.S. Senate and as Chairman, Vice Chairman and a member of the STB.

Transportation Industry/Supply Chain Management Expertise in all aspects of the rail and freight industries, particularly in the regulatory and rule-making environment through her tenure in transportation-specific roles in the U.S. Senate and in leadership roles at the STB, which has jurisdiction over railroad rate, practice and service issues.

Risk/Crisis Management Relevant experience through the STB’s oversight of rail economic regulations.
Finance/Capital Allocation Served in the U.S. Senate and at the STB, through which she gained capital allocation, strategic financial and budgeting perspective.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■None

2025 Proxy Statement	26

Corporate Governance | Director Nominees

Thomas P. Bostick, 68

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2020

CAREER HIGHLIGHTS
■Chief Executive Officer of Bostick Global Strategies, LLC, a management consulting firm specializing in engineering, environmental sustainability, human resources, biotechnology, executive coaching and program and project management, since 2016.
■Served as Chief Operating Officer and President of Intrexon Bioengineering, a division of Intrexon Corporation, a public company, which seeks to advance biologically engineered solutions to improve sustainability and efficiency, from 2016 to 2020. Led a significant restructuring that resulted in Intrexon being renamed as Precigen.
■Retired as a U.S. Army Lieutenant General in 2016.
■Served as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction.
■Served as the U.S. Army’s Director of Human Resources and led the U.S. Army Recruiting Command.
OTHER LEADERSHIP EXPERIENCE
Lt. Gen. (ret.) Bostick was deployed during Operation Iraqi Freedom as second in command of the 1st Cavalry Division and later commanded the U.S. Army Corps of Engineers Gulf Region Division with over $18 billion in construction. He is an independent director on the board of Perma-Fix, a nuclear services company and leading nuclear and mixed waste management provider. He is as an independent trustee on the Equity and High Income Fund Board of Fidelity Investments, Inc., a privately-owned investment management company. He is an independent director on the board of Allonnia, a biotech company focused on environmental challenges, and on the board of HireVue, which uses artificial intelligence and data analytics to transform how organizations discover, engage and hire the best talent. He is a Member of the National Academy of Engineering and the National Academy of Construction.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations Served as Chief Operating Officer and President of Intrexon Bioengineering, now known as Precigen. Led the U.S. Army Corps of Engineers, the world’s largest public engineering organization.

Finance
■Oversight of company capital structure, cash flows and key financial ratios or metrics as Chief Executive Officer of Bostick Global Strategies, LLC, and as Chief Operating Officer and President of Intrexon Bioengineering. Financial management experience as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction.
■Service as an independent trustee on the Equity and High Income Fund Board, overseeing equity funds and high-yield funds sponsored by Fidelity Investments, Inc., a privately-owned investment management company.
Governance and Sustainability
■Numerous leadership roles in public and private companies and the U.S. military, with experience in evaluating and overseeing leadership and management structures.
■Leadership at the U.S. Army Corps of Engineers and several companies focused on sustainability, including addressing environmental challenges.

Government/Regulated Industries Long-tenured service and distinguished career in commanding roles with the U.S. military.
Human Capital Management Expertise through his service as the U.S. Army’s Director of Human Resources, leadership in the U.S. Army Recruiting Command and work at Bostick Global Strategies, LLC.

Sustainability Relevant experience through his leadership and project management oversight at the U.S. Army Corps of Engineers and several companies focused on sustainability and leadership of an ESG subcommittee at Perma-Fix.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Perma-Fix Environmental Services, Inc.

27

Corporate Governance | Director Nominees

Anne H. Chow, 58

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2024

CAREER HIGHLIGHTS
■Served as Chief Executive Officer of AT&T Business from 2019 to 2022, where she was responsible for leading a $35 billion global business comprised of 35,000 people that provided communications and networking solutions to businesses across the world, including nearly all Fortune 1000 companies and the public sector across the U.S.
■Held a variety of other executive leadership positions at AT&T across product management, marketing, sales, customer service and operations, partner ecosystems and network engineering, including President – National Business, President – Integrator Solutions and Senior Vice President – Premier Client Group, since 2000.
■Currently serves as a Lead Independent Director of Franklin Covey, a company dedicated to organizational transformation. Also serves as an independent director of 3M, a company focused on material science innovation for impact.
■Senior Fellow and Adjunct Professor of Executive Education at Northwestern University’s Kellogg School of Management.
■Founder of The Rewired CEO, a business services firm, where she has served as Chief Executive Officer since 2022.
OTHER LEADERSHIP EXPERIENCE
Ms. Chow has been and is currently involved as a board or advisory member in organizations such as the Georgia Tech President's Advisory Board, Dallas Mavericks Advisory Council, Girl Scouts of the USA, New Jersey Chamber of Commerce, the Asian American Justice Center and APIA Scholars.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations Decades of executive leadership positions at AT&T, including as Chief Executive Officer of AT&T Business, where she successfully served customers across nearly all industries while driving business transformation and performance, extensive distribution and global and cross-functional experience in management and a master’s degree in business administration from Cornell University.

Compensation and Talent Management
■Long-tenured career in various leadership positions where she played an active role in culture transformation, diversity and inclusion and cultivating future leaders, gained invaluable experience in human capital and talent management and for which she has been widely recognized for her role model inclusive leadership. Proven commitment to nonprofit and community involvement.
■Years of service on compensation committees of other public company boards, including as the Chair of the Compensation and Talent Committee of 3M.
Finance
■As Chief Executive Officer of AT&T Business, was involved in the oversight of various aspects of financial matters, including capital structure, cash flows and key financial ratios and metrics, and her responsibilities included AT&T’s business services covering more than $35 billion in revenues.
■In-depth knowledge of financings, capital markets and investment policies through her extensive distribution and cross-functional global leadership experience and her years of experience serving on public company boards, including as Lead Independent Director for Franklin Covey.

Corporate Governance Experience as a director at other public companies, including in board leadership positions such as Lead Independent Director and Chair of the Nominating Committee at Franklin Covey as well as Chair of the Compensation and Talent Committee at 3M. Substantial local and national nonprofit governance and community advisory experience.

Cybersecurity Expertise Proven leadership and expertise as Chief Executive Officer of AT&T Business, where she oversaw the development and deployment of the entire business portfolio suite including fiber, wireless, cloud, 5G, networking, cybersecurity and managed and professional services including partnership ecosystems.

Human Capital Management Extensive talent management experience through her long-tenured career including roles as chief executive officer and president with deep expertise in talent, culture and inclusion. Currently serves as Senior Fellow and Adjunct Professor of Executive Education at Northwestern University’s Kellogg School of Management.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Franklin Covey Co. ■3M Company

2025 Proxy Statement	28

Corporate Governance | Director Nominees

Steven T. Halverson, 70

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2006

CAREER HIGHLIGHTS
■Chairman of Gilbane, Inc., one of the nation’s largest real estate and construction firms.
■Served as Chairman from 2010 to 2021, and President and Chief Executive Officer from 1999 to 2018, of The Haskell Company, one of the largest design-build and engineering and construction firms in the U.S.
■Served as Senior Vice President of M.A. Mortenson, a national construction firm.
■Served as a director from 2014 to present of GuideWell Mutual Holding Corporation, a not-for-profit company that is the parent to a family of companies focused on advancing health care, including health insurance group Blue Cross and Blue Shield of Florida, for which Mr. Halverson also served as a director from 2010 to present.
■Currently serves as a director of Gilbane, Inc., a 150-year old global real estate and construction company that is one of the nation’s largest companies in its industries.
OTHER LEADERSHIP EXPERIENCE
Mr. Halverson has served as the chair of professional and business organizations such as the Construction Industry Roundtable, the Design-Build Institute of America and the National Center for Construction Education and Research. He has also served as the chair of several civic organizations, including the Florida Council of 100, the Florida Chamber of Commerce and the Jacksonville Civic Council. He is a certified fellow of the National Association of Corporate Directors and received certification in ESG Governance from Berkley Law School.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations Decades of relevant experience through his service as Chairman, President and Chief Executive Officer of The Haskell Company and executive positions with M.A. Mortenson, during which he gained extensive and unique insight on the national construction industry and, accordingly, the U.S. economy.

Audit
■Oversight of financial statements, compliance with legal and regulatory requirements and risk management processes in his decades-long tenure as Chairman, President and Chief Executive Officer of The Haskell Company and from his broader experience with the national construction industry.
■Knowledge of legal, regulatory and policymaking risks and processes through his years of leadership experience with organizations in highly regulated industries and on multiple civic councils. Also, many years of experience serving on the CSX Audit Committee.
Compensation and Talent Management (Chair)
■Human capital management expertise gained through his many years of leadership as President and Chief Executive Officer of The Haskell Company. Proven commitment to civic and community involvement.
■Extensive service on compensation committees of public company boards, including 15 years serving as the Chair of the CSX Compensation and Talent Management Committee.
Executive
■Appointed due to his role as Chair of the Compensation and Talent Management Committee.

Corporate Governance Led as Chairman of The Haskell Company and the chair of various professional, business and civic organizations.
Government/Regulated Industries Served on multiple civic councils, appointed boards and commissions, through which he helped advise on and advocate for federal, state and local economic policies.
Human Capital Management Expertise through his long-tenured role as chief executive officer and significant service on compensation committees focused on talent management.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■None

29

Corporate Governance | Director Nominees

Paul C. Hilal, 58

INDEPENDENT DIRECTOR NOMINEE / VICE CHAIR OF THE BOARD DIRECTOR SINCE 2017

CAREER HIGHLIGHTS
■Founder and Chief Executive Officer of Mantle Ridge LP, an investment firm founded in 2016 that actively stewards and assists portfolio companies.
■Serves as Vice Chairman of Dollar Tree.
■Served as Vice Chairman of Aramark from 2019 to 2023.
■Served as a partner and senior investment professional at Pershing Square Capital Management from 2006 to 2016.
■Served as a director of Canadian Pacific Railway Limited from 2012 to 2016.
■Served as Chairman and acting Chief Executive Officer of Worldtalk Communications from 1999 to 2000.
■Decades’ worth of experience serving on or leading governance committees, compensation committees, finance committees and executive committees of public company boards.
OTHER LEADERSHIP EXPERIENCE
Mr. Hilal currently serves on the Board of Overseers of Columbia Business School and previously served on the Board of the Grameen Foundation, an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Corporate Governance Currently serves as Vice Chairman of Dollar Tree and previously served as Vice Chairman of Aramark and Chairman of Worldtalk Communications. Over a decade of experience serving on nominating and governance committees.

Executive
■Appointed due to his role as Vice Chair of the Board of Directors.
Finance
■Extensive experience in senior leadership roles of investment and capital management organizations. Expertise with investment policies, capital allocation, financing and policies and practices related to driving shareholder value.
■Years of service on finance committees of public company boards, including of Canadian Pacific Railway Limited and Dollar Tree, in addition to CSX.
Governance and Sustainability
■Corporate governance experience gained through several board leadership roles at public companies, including service as Chairman of Worldtalk Communications and Vice Chairman of the boards of CSX, Dollar Tree and Aramark. These include more than a decades’ worth of experience on nominating and governance committees. Also, oversight of governance matters in his role as Founder and Chief Executive Officer of his own investment firm.
■Experience with sustainability policies, strategies and programs and political giving policies and community affairs activities through his roles as a value investor and engaged steward during corporate transformations and his service on the Board of Overseers of Columbia Business School and the Board of the Grameen Foundation.

Finance/Capital Allocation Extensive experience with leading capital management organizations, including control of his own capital management firm. Proven expertise as a value investor, capital allocator and engaged director driving shareholder value.

Human Capital Management Relevant talent management experience through his role as a chief executive officer, in senior management positions and as a director.

Transportation Industry/Supply Chain Management Railroad industry experience and perspective through his service as a director of Canadian Pacific Railway Limited in addition to his long tenure of service on the Board of CSX.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Air Products and Chemicals, Inc. ■Dollar Tree, Inc.

2025 Proxy Statement	30

Corporate Governance | Director Nominees

Joseph R. Hinrichs, 58

MANAGEMENT DIRECTOR NOMINEE / PRESIDENT AND CHIEF EXECUTIVE OFFICER DIRECTOR SINCE 2022

CAREER HIGHLIGHTS
■Served as President of Ford Motor Company’s global automotive business from 2019 to 2020, where he led the company’s automotive operations. Previously held other positions at Ford, including President of Global Operations, from 2017 to 2019, President of the Americas, from 2012 to 2017, and President of Asia Pacific and Africa, from 2009 to 2012.
■Currently serves as: a member of the board of directors of The Goodyear Tire & Rubber Company; Chairman of the board of directors of Exide Technologies, a battery manufacturer and leading provider of advanced energy solutions; a venture partner at First Move Capital, an investment firm; an automotive advisory board member at Luminar Technologies, a global automotive technology company ushering in a new era of vehicle safety and autonomy; and a strategic advisor at mircroDrive, a company in the advertising services industry that provides a SaaS platform created specifically for hyper-local influencer marketing.
■Served as a partner and Senior Vice President at Ryan Enterprises, a private equity group.
■Spent 10 years at General Motors in various engineering and manufacturing leadership roles.
■Served as Chairman of the National Minority Supplier Development Council from 2016 to 2019 and also served on the boards of CEO Climate Dialogue, Climate Leadership Council and the U.S.-China Business Council.
OTHER LEADERSHIP EXPERIENCE
Mr. Hinrichs has more than 30 years’ experience in the global automotive, manufacturing and materials planning and logistics sectors. He has served on the boards of several other companies, including Rivian Automotive, Inc., Ford Motor Credit Company, GPR and Ascend Wellness Holdings.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations Decades of relevant experience through his senior management positions with Ford Motor Company, where he enabled Ford to execute world-class manufacturing on a global scale, and other leadership and advisory roles.
Executive (Chair) ■Appointed due to his role as Chief Executive Officer of CSX.

Human Capital Management Proven track record during his tenure in leadership positions, especially at Ford Motor Company, around employee engagement, building a one-team workforce and prioritizing safety and an inclusive culture.

Transportation Industry/Supply Chain Management Extensive automotive industry experience and perspective through his service at Ford Motor Company and General Motors, which is an industry with dynamics similar to rail.

Sustainability Demonstrated commitment to sustainability in his work at Ford Motor Company, advisory services to companies advancing electric vehicle adoption and leadership on climate organizations.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■The Goodyear Tire & Rubber Company

31

Corporate Governance | Director Nominees

David M. Moffett, 73

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2015

CAREER HIGHLIGHTS
■Served as Chief Executive Officer and a director of the Federal Home Loan Mortgage Corporation from 2008 until his retirement in 2009.
■Served as a Senior Advisor with The Carlyle Group, one of the world’s largest and most diversified global investment firms, from 2007 to 2008.
■Served as Vice Chairman and Chief Financial Officer of U.S. Bancorp from 2001 to 2007, after its merger with Firststar Corporation.
■Served as Vice Chairman and Chief Financial Officer of Firststar Corporation from 1998 to 2001.
■Served as Chief Financial Officer of StarBanc Corporation, a predecessor to Firststar Corporation, from 1993 to 1998.
OTHER LEADERSHIP EXPERIENCE
Mr. Moffett serves as a trustee on the Board of Columbia Threadneedle Mutual Funds, overseeing approximately 170 funds within the Columbia Funds mutual fund complex. He also serves as a trustee for the University of Oklahoma Foundation and has served as a consultant to Bridgewater and Associates.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Corporate Governance Substantial leadership experience as an executive and vice chair of major financial institutions and as a trustee in connection with Columbia Funds and the University of Oklahoma Foundation.

Audit (Chair)
■Decades of experience in corporate accounting and oversight of financial statements, compliance with legal and regulatory requirements, risk management processes and internal audit functions through his significant leadership roles in the financial services and banking industry, which is a risk-intensive and highly regulated industry. Also, years of experience on audit committees of public company boards, including as the chair of the audit committee of PayPal.
■Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.
Executive
■Appointed due to his role as Chair of the Audit Committee.
Finance
■Many years of service in senior leadership roles in the banking industry, including as chief executive officer and chief financial officer.
■Capital allocation and strategic financial expertise gained through his direct oversight of financial and asset management for major financial institutions.

Finance/Capital Allocation Served for many years as a chief financial officer in the banking industry, during which he was responsible for financial and asset management.
Accounting/Financial Reporting Extensive expertise in corporate accounting and reporting and overseeing financial statements through decades of leading financial institutions.

Risk/Crisis Management Served in senior management roles in the risk-intensive and highly regulated banking industry for more than 30 years and on audit committees of public company boards, including as the chair of the audit committee of PayPal.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■PayPal Holdings, Inc.

2025 Proxy Statement	32

Corporate Governance | Director Nominees

Linda H. Riefler, 64

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2017

CAREER HIGHLIGHTS
■Served as Chair of Global Research at Morgan Stanley from 2011 to 2013, after having served as Global Head of Research since 2008.
■Served as Chief Talent Officer at Morgan Stanley from 2006 to 2008.
■Served on both the Management and the Operating Committees at Morgan Stanley.
■Joined Morgan Stanley in 1987 in the Capital Markets division and was elected a managing director in 1998.
■Serves on the executive leadership team of Stanford Women on Boards, whose mission is to cultivate and place exceptional women for board services.
■Served on the boards of Stanford Graduate School of Business and Choate Rosemary Hall.
OTHER LEADERSHIP EXPERIENCE
Ms. Riefler has served on the board of North American Partners in Anesthesia, a private equity-owned national health care company, from 2016 to 2024. She is also the former chair of an educational non-profit, Pencils of Promise, which is committed to literacy in global rural underserved communities. She is one of the executive leaders of Stanford Women on Boards and the co-author of the “Leading-Edge Stewardship” series.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Corporate Governance Relevant experience and perspective through her service on the executive leadership team of Stanford Women on Boards and various boards, including as the chair of the governance committee and former chair of the compensation committee at MSCI. Expertise and commitment to leadership on corporate governance reflected in her co-authorship of the Stanford Women on Boards “Leading-Edge Stewardship: A Roadmap to Board Excellence” and a companion piece “Leading-Edge Stewardship: A Personal Roadmap for Building Your Personal Effectiveness in the Boardroom.” Recognized for her “outstanding work by an independent director” at the 2023 Corporate Governance Awards, hosted by Governance Intelligence (formerly Corporate Secretary).

Compensation and Talent Management
■Human capital and talent management expertise acquired through her tenure as Chief Talent Officer for Morgan Stanley. Also, years of experience as the chair of the compensation committee at MSCI.
■Proven commitment to diversity, pay equity and inclusion demonstrated through her service on the executive leadership team of Stanford Women on Boards and service on the board of a non-profit committed to underserved communities.
Executive
■Appointed due to her role as Chair of the Governance and Sustainability Committee.
Governance and Sustainability (Chair)
■Extensive corporate governance experience and expertise through her service on the executive leadership team of Stanford Women on Boards and various boards, demonstrated through her leadership on considering and adopting good governance practices, including at CSX, and co-authorship of material on board governance.
■Valuable insights and commitment to sustainability developed through her 17 years of service on the board of MSCI, a global leader in ESG and climate-related research and solutions, and reflected in her engagement in opportunities to stay informed on the changing industry, societal and regulatory landscapes, stakeholder expectations and ESG issues.

Finance/Capital Allocation In-depth knowledge of company valuation and the global capital markets through her decades of service at Morgan Stanley. Long board tenure with MSCI, a global provider of indices and decision support tools and services.

Human Capital Management Expertise in talent management through her role as Chief Talent Officer at Morgan Stanley. Commitment to diversity, including in board composition, reflected through her service at Stanford Women on Boards.

Sustainability Extensive experience through 17 years’ service on the board of MSCI, a global leader in ESG and climate-related research and solutions.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■MSCI, Inc.

33

Corporate Governance | Director Nominees

Suzanne M. Vautrinot, 65

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2019

CAREER HIGHLIGHTS
■President of Kilovolt Consulting, Inc., a cybersecurity strategy and technology consulting firm, since October 2013.
■Retired from the U.S. Air Force (the “USAF”) as a Major General in 2013, following a distinguished 31-year career.
■Served as Commander of various satellite, space surveillance and space command and control units from 1996 to 2008.
■Served as Commander of the USAF Recruiting Command.
■Served as Commander of the USAF’s Cyber Command from 2011 to 2013.
■Served as Deputy Commander for the Joint Functional Component Command-Network Warfare.
■Served as the USAF Director of Plans and Policy, U.S. Cyber Command.
■Inducted into the National Academy of Engineering.
OTHER LEADERSHIP EXPERIENCE
Maj. Gen. (ret.) Vautrinot serves in board leadership positions at other public companies, including as Chair of the Safety, Health and Environment Committee of Ecolab, Chair of the Nominating and Governance Committee at Parsons and former Chair of the Technology Subcommittee of the Risk Committee of Wells Fargo. She also served as a director of Norton Life Lock Inc. (formerly Symantec Corporation) from 2013 to 2019. She is currently a member of the NACD Climate Advisory Council.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations During her 31-year career in leadership and commanding roles at the USAF, oversaw a multi-billion dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.

Audit
■Extensive cybersecurity and technology experience and expertise obtained through her distinguished service in the USAF, including as Commander of the USAF’s Cyber Command, and as Deputy Commander for the Joint Functional Component Command-Network Warfare, where she influenced the development and application of critical cybersecurity technology and the oversight, creation and protection of U.S. cyber assets. Also, over a decade of experience as the president of a cybersecurity strategy and technology consulting firm.
■Deep risk and crisis management expertise through her 31-year career in leadership and commanding roles at the USAF, including defending U.S. space and cyber assets globally, and her service on the Risk Committee and as Chair of the Technology Subcommittee of the Wells Fargo board, as well as service on the board of Norton Life Lock (formerly Symantec Corporation). Also, years of experience on audit committees of public company boards.
Governance and Sustainability
■Oversight of governance matters as the President of Kilovolt Consulting, Inc. and through her leadership roles in the U.S. military, which includes experience in evaluating and overseeing leadership and management structures. Also, years of service in multiple board leadership positions at other public companies.
■Experience with sustainability policies, strategies and programs through her roles as Chair of the Safety, Health and Environment Committee of Ecolab and on the Corporate Governance & Responsibility Committee of Parsons and the Corporate Responsibility Committee of Wells Fargo.

Risk/Crisis Management Extensive relevant experience through her service in the USAF in creating, operating and protecting U.S. space and cyber assets globally.
Cybersecurity Expertise Proven leadership and expertise as President of Kilovolt Consulting, Inc. and led the USAF’s Cyber Command and the Joint Functional Component Command-Network Warfare.
Human Capital Management Expertise in workforce development and talent management through her years in USAF leadership positions and as Commander of the USAF Recruiting Service.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Ecolab Inc. ■Parsons Corporation ■Wells Fargo & Company

2025 Proxy Statement	34

Corporate Governance | Director Nominees

James L. Wainscott, 67

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2020

CAREER HIGHLIGHTS
■Served as Chairman, from 2006 to 2016, and President and Chief Executive Officer, from 2003 until his retirement in 2015, of AK Steel Holding Corporation, a leading steel production and manufacturing company.
■Joined AK Steel in 1995 as Vice President and Treasurer and was appointed Chief Financial Officer two years later.
■Served in a number of leadership positions at National Steel Corporation.
OTHER LEADERSHIP EXPERIENCE
In January 2022, Mr. Wainscott was named Chair of the Council of Chief Executives, a group primarily consisting of retired Fortune 500 company CEOs. He served as Vice Chair of this organization from 2020 through 2021. He also serves on the board of directors of Parker-Hannifin, where he has been a board member since 2009 and has served as Lead Director since 2015.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations Has held leadership roles, such as Chairman, President and Chief Executive Officer, at AK Steel Holding Corporation for over a decade and various other leadership positions with National Steel Corporation.

Compensation and Talent Management
■Human capital management expertise and valuable insights, especially on corporate culture, through his many years of leadership as President and Chief Executive Officer of AK Steel Holding Corporation and his numerous leadership positions at National Steel Corporation.
■Years of experience on compensation committees of public company boards.
Finance
■Oversight of various financial matters, such as capital structure, cash flows and key financial ratios or metrics, while serving in senior leadership roles, including as a chief executive officer, a chief financial officer and a vice president and treasurer.
■In-depth knowledge of financings, capital markets and investment policies through his decades of work and leadership at a global publicly traded company.

Corporate Governance Substantial relevant experience, including through service as Chairman of AK Steel Holding Corporation and Lead Director and Chair of the Corporate Governance and Nominating Committee at Parker-Hannifin.

Accounting/Financial Reporting In-depth knowledge through his years of service as Chief Executive Officer, Chief Financial Officer and Vice President and Treasurer at AK Steel Holding Corporation.
Transportation Industry/Supply Chain Management Proven expertise through his work and leadership in the steel industry.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Parker-Hannifin Corporation

35

Corporate Governance | Director Nominees

J. Steven Whisler, 70

INDEPENDENT DIRECTOR NOMINEE DIRECTOR SINCE 2011

CAREER HIGHLIGHTS
■Served as Chairman and Chief Executive Officer of Phelps Dodge Corporation, a mining and manufacturing company, from 2000 to 2007.
■Served in various leadership roles with Phelps Dodge, including as President and Chief Operating Officer, beginning in 1976.
■Served as a director of International Paper Company, a leading producer of fiber-based packaging and pulp, from 2007 to 2021.
■Served as a director of US Airways Group, Inc., a holding company for several major commercial airlines, from 2005 to 2011.
■Served as a director of Burlington Northern Santa Fe (“BNSF”) Railway from 1995 until its acquisition by Berkshire Hathaway in 2010.
OTHER LEADERSHIP EXPERIENCE
During his tenure as Chief Executive Officer of Phelps Dodge Corporation, Mr. Whisler was instrumental in the implementation of its “Zero and Beyond” safety program designed to eliminate workplace injuries and its “Quest for Zero” process-improvement program designed to, among other things, eliminate environmental waste while enhancing product quality.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Corporate Governance Extensive experience in leadership roles with Phelps Dodge Corporation, including as Chairman and Chief Executive Officer, and service on the governance committees of public companies, including as Chair of the Nominating and Corporate Governance Committee of Brunswick Corporation. Served as Presiding Director of International Paper Company.

Audit
■Oversight of financial statements, compliance with legal and regulatory requirements and risk management processes in his roles as Chief Executive Officer and Chief Operating Officer of Phelps Dodge Corporation. Also, in-depth knowledge of accounting and financial reporting through his status a certified public accountant.
■Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.
Executive
■Appointed due to his role as Chair of the Finance Committee.
Finance (Chair)
■Experience in various aspects of financial matters, including oversight of capital structure, cash flow and key financial ratios, through his tenure as a chief executive officer and in other senior leadership roles.
■In-depth knowledge of financings, capital markets and investment policies through his many years of service as a director at publicly traded companies. Also, several years of experience serving on the CSX Finance Committee, including as the Chair of such committee.

Accounting/Financial Reporting In-depth knowledge and experience through his service in a financial reporting oversight role as chief executive officer, in combination with his status as a certified public accountant.

Transportation Industry/Supply Chain Management Substantial expertise through his long tenure on the boards of BNSF Railway and US Airways Group, Inc., from which he brings years of railroad and transportation industry knowledge, respectively.

Sustainability Proven commitment through leadership of the “Quest for Zero” program at Phelps Dodge Corporation.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Brunswick Corporation

2025 Proxy Statement	36

Corporate Governance | Director Nominees

John J. Zillmer, 69

INDEPENDENT DIRECTOR NOMINEE / CHAIR OF THE BOARD DIRECTOR SINCE 2017

CAREER HIGHLIGHTS
■Currently serves as Chief Executive Officer of Aramark, a global food, facilities management and uniform services provider, since 2019.
■Served as President and Chief Executive Officer of Univar Inc., a global chemical distributor and Fortune 500 company, from 2009 to 2012, where he also served as Executive Chairman.
■Served as Chairman and Chief Executive Officer of Allied Waste Industries, from 2005 to 2008, until the merger of Allied Waste with Republic Services, Inc.
■During his earlier career with Aramark, from 1986 to 2005, served in various senior executive positions, ultimately becoming President of Global Food and Support Service.
■Served as a director of Reynolds American, Inc., from 2007 until its acquisition by British American Tobacco in 2017.
■Served as a director of Veritiv Corporation, a full-service provider of packaging, publishing and hygiene products and a Fortune 500 company, from 2014 to 2020.
■Served as a director of Performance Food Group Company, a leading food distributor and supplier, from 2015 to 2019.
OTHER LEADERSHIP EXPERIENCE
Mr. Zillmer served as a director of Liberty Capital Partners, a private equity and venture capital firm specializing in start-ups, early stage, growth equity buyouts and acquisitions. He serves on the North American advisory board of CVC Partners.

KEY SKILLS AND QUALIFICATIONS	CSX COMMITTEE ASSIGNMENTS AND RATIONALE

Business Operations Many years of service as a chief executive officer at multiple public and large private companies, through which he demonstrated proven operating experience and led an operational transformation that has become an industry benchmark.

Compensation and Talent Management
■Human capital management expertise gained through his many years of leadership as a chief executive officer at multiple public and large private companies and oversight of various aspects of large workforces, including labor relations, safety and talent management.
■Years of experience on compensation committees of public company boards.
Executive
■Appointed due to his role as Chair of the Board.
Governance and Sustainability
■Extensive corporate governance experience and expertise through his roles as a chairman and chief executive officer and as a director at several public companies.
■Demonstrated leadership at companies focused on sustainability and also operational transformation.

Corporate Governance Substantial relevant experience in his roles as chairman and chief executive officer and as a director at several companies.
Human Capital Management Proven expertise as a leader of large workforces, and deep experience with labor relations, safety and talent management.
Transportation Industry/Supply Chain Management Extensive leadership experience and perspective in industries with substantial logistics and supply chain components.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
■Ecolab Inc. ■Aramark

37

Corporate Governance | Director Nominees
John J. Zillmer Remains the Best Choice for Chair of the Board
Our Board recognizes that certain shareholders continue to have concerns about the public company commitments of our Board Chair, John J. Zillmer, who is also the Chief Executive Officer of Aramark and serves on a total of three public company boards—specifically, Aramark, Ecolab and CSX. The Board has been, and continues to be, committed to closely monitoring and being transparent on this issue and to refreshing this extensive disclosure to convey the Board’s most recent evaluation—based in part on our shareholders’ feedback. Over the last year, we have again heard a broadly positive reaction to our relevant policies, practices, disclosures and outreach, both from our shareholders and proxy advisory firms, as relayed in our engagement meetings and reflected in further increased support received by Mr. Zillmer at our 2024 Annual Meeting.
After thorough consideration and assessment of Mr. Zillmer’s ongoing performance in leading the Board—including through (i) the recent engagement of a third-party facilitator to again solicit director feedback on such performance and Mr. Zillmer’s commitment to the Board and fulfilling of his leadership role on the Board, (ii) prior confidential annual Board evaluations submitted by each director that directly judge Mr. Zillmer’s effectiveness as leader of the Board, his commitment of the appropriate amount of time and capacity to complete his responsibilities as Chair and his responsiveness to communications and (iii) prior meetings between the Chair of the Governance and Sustainability Committee and each individual director for additional feedback—the Board again unanimously recommends the re-election of Mr. Zillmer at the Annual Meeting and his continuation in the role of Board Chair. Mr. Zillmer has been highly engaged since joining the Board in March 2017, and has attended 100% of the Board meetings and approximately 99% of his committee meetings since becoming Board Chair in January 2019, with a 100% attendance record for all such meetings again in 2024. Mr. Zillmer is a fully active participant in the Board’s meetings and deliberations, is readily available for consultation with the other directors, is recognized as a leader among the Board for his responsiveness in-between meetings and serves an important role in the strong, independent oversight of management. The results of our 2024 annual Board evaluation process, which was conducted by a third-party facilitator, reflect continued consistent Board agreement that Mr. Zillmer is an effective leader for the Board, who commits the appropriate amount of time and capacity to fulfilling his responsibilities as Chair. In the third-party evaluation, all directors were specifically asked for their assessment of Mr. Zillmer’s performance as a director and, in particular, as Chair of the Board. Directors were also asked about whether there had been any impact to Mr. Zillmer’s performance in connection with his other, external commitments. Each director asked responded unequivocally that Mr. Zillmer is committed to the Board, provides valuable leadership and devotes substantial time to his directorship and leadership role on the Board.
During his tenure as our Board Chair, approximately 10 months into which he was appointed Chief Executive Officer and a director of Aramark and the whole time of which he simultaneously served as a director of Ecolab (a position which he has held since 2006), Mr. Zillmer has successfully helped lead the Company, the Board and management through multiple major events. This includes a business transformation—consisting of both an operational transformation in the adoption of scheduled railroading and a growth transformation—the COVID-19 pandemic, the rollout of new, company-wide cultural initiatives, labor negotiations and the tragic passing of one of our highly valued and influential executives. He did this all while maintaining his role as a dependable and stabilizing force for CSX, particularly during prior periods of change and turmoil. Mr. Zillmer’s leadership experience was particularly helpful in 2024 as the Company navigated devastating hurricanes and operational disruptions, among other extraordinary external challenges. Besides his proven high level of engagement and consistent exemplary performance as Board Chair, Mr. Zillmer is uniquely qualified, and his skills and experiences—especially on business optimization and improvement, labor relations, safety, executive compensation, talent management, logistics and supply chains—positively contribute to our full Board’s composition. Moreover, our Board understands that Mr. Zillmer’s obligations at Aramark and Ecolab are significant but familiar and manageable for him based on his substantial experience at those companies.
Overall, our Board uniformly and overwhelmingly believes that Mr. Zillmer remains the best choice for Chair of the Board of CSX. Mr. Zillmer’s ongoing service as our Board Chair continues to be important as we progress on our overall business growth strategy and specific core business strategic initiatives aimed at generating sustained profitable growth, given his unique qualifications. Our Board strongly believes that Mr. Zillmer has demonstrated, and will continue to demonstrate, his ability to devote the sufficient time and capacity needed to carry out his Board duties effectively, including those as Chair of the Board. The Board intends to actively evaluate Mr. Zillmer’s performance, and, should Mr. Zillmer be unwilling or unable to continue to maintain the level of engagement necessary to fulfill his responsibilities to CSX, the Board will reconsider its decision.

2025 Proxy Statement	38

Corporate Governance | Board and Committee Structure

Board and Committee Structure
Our Board of Directors believes that—based on the Company’s current circumstances and having taken into account feedback from our shareholders—the positions of Board Chair and CEO should be separate, with the Board Chair role being filled by an independent director. The Board recognizes that circumstances do change and will periodically review this structure. The Board also believes that its approach to risk oversight, as more fully discussed below in “Board of Directors’ Role in Risk Oversight,” helps ensure that the Board is able to effectively perform its risk oversight responsibilities under various leadership structures.
Additionally, our Board leadership is currently designed such that the Chair of the Board is assisted by a Vice Chair. The division of duties between these two positions is outlined below.

John J. Zillmer CHAIR OF THE BOARD	Paul C. Hilal VICE CHAIR OF THE BOARD

RESPONSIBILITIES:
■Calling special meetings of the Board;
■Presiding at all meetings of the Board and shareholders;
■Approving the agendas and schedules for meetings of the Board in consultation with the Vice Chair of the Board;
■Guiding Board discussions and facilitating discussions between the Board and the Company’s management;
■Interacting with the Company’s analysts, investors, employees and other key constituencies; and
■Keeping the Vice Chair informed, and consulting with the Vice Chair as to material developments regarding CSX.

RESPONSIBILITIES:
■Providing input on the agendas and schedules for meetings of the Board;
■Assisting in guiding Board discussions and facilitating communication between the Board and the Company’s management;
■Interacting with the Company’s analysts, investors, employees and other key constituencies;
■Performing the duties of Board Chair in the absence or at the request of the Board Chair; and
■Keeping the Board Chair informed, and consulting with the Board Chair as to material internal and external discussions the Vice Chair has and material developments the Vice Chair learns about the Company and the Board.

The Board has five standing committees: the Audit Committee; the Compensation and Talent Management Committee; the Executive Committee; the Finance Committee; and the Governance and Sustainability Committee. Each of these committees has a written charter approved by the Board, a copy of which can be found on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.” Other than our Executive Committee, all standing committees review their respective charters at least annually, and any changes are recommended to our full Board for approval.
Committee chairs and memberships are generally rotated on a regular basis. The Governance and Sustainability Committee reviews and recommends to the Board any changes to the Board’s committee structure, committee membership or committee chairs, as appropriate.

39

Corporate Governance | Board and Committee Structure

Audit Committee

100% INDEPENDENT MEMBERS COMMITTEE MEMBERS: David M. Moffett (Chair) Donna M. Alvarado Steven T. Halverson Suzanne M. Vautrinot J. Steven Whisler
KEY DUTIES AND RESPONSIBILITIES:
■Assisting the Board with oversight of: (i) the integrity of the Company’s financial statements and accounting methodology; (ii) the Company’s internal controls over financial reporting; (iii) the business risk management process; (iv) the Company’s compliance with legal and regulatory requirements; (v) the Independent Registered Public Accounting Firm’s qualifications, independence and performance; and (vi) the performance of the Company’s internal audit function
■Recommending the appointment of the Independent Registered Public Accounting Firm for the Board’s approval and ultimately the shareholders’ ratification
■Approval of the compensation and fees of and all services performed by the Company’s Independent Registered Public Accounting Firm
■Oversight of the Company’s internal audit department
■Reviewing the scope and methodology of the proposed audits with the independent and internal auditors and senior management
■Reviewing the Company’s financial statements and monitoring the Company’s internal controls over financial reporting
■Establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding the Company’s accounting, internal accounting controls or auditing matters
■Oversight of the Company’s Enterprise Risk Management (“ERM”) program
■Reviewing information security risk, mitigation strategies and overall resiliency of the Company’s technology infrastructure as part of its risk oversight responsibilities
The Board has determined that all members of the Audit Committee are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Messrs. Moffett and Whisler have been designated as audit committee financial experts, as that term is defined by Securities and Exchange Commission (“SEC”) rules and regulations.
Please refer to the Report of the Audit Committee beginning on page 61 of this Proxy Statement for additional information.

	KEY MEMBER SKILLS:	Meetings in 2024: 9 2024 Meeting Attendance: 100%
Accounting/Financial Reporting
Government/Regulated Industries
Risk/Crisis Management

2025 Proxy Statement	40

Corporate Governance | Board and Committee Structure

Compensation and Talent Management Committee

100% INDEPENDENT MEMBERS COMMITTEE MEMBERS: Steven T. Halverson (Chair) Donna M. Alvarado Anne H. Chow Linda H. Riefler James L. Wainscott John J. Zillmer
KEY DUTIES AND RESPONSIBILITIES:
■Assisting management with the development of and overseeing the executive compensation and talent management philosophy, strategy and design for the Company on behalf of the Board
■Regularly reviewing, approving or recommending Board approval of and monitoring executive compensation policies, practices and plans, and evaluating the associated financial impact and risks to the Company
■Reviewing and, as appropriate, approving incentive plan structure, vesting, performance measures, performance targets, payout curves and payouts under the Company’s performance-based short and long-term incentive plans
■Annually reviewing and approving goals and objectives relevant to compensation for the CEO, evaluating the CEO’s performance in light of those goals and objectives and, as directed by the Board, setting the level of compensation of the CEO based on such evaluation, in consultation with the Board
■Annual approval of the compensation for the other Section 16 Officers
■Reviewing the Compensation Discussion and Analysis (“CD&A”) section and associated compensation tables of this Proxy Statement and, as appropriate, recommending Board approval of the inclusion of the CD&A section and associated tables in the Proxy Statement and the incorporation by reference of the CD&A section in the Company’s Annual Report on Form 10-K
■Regularly reviewing executive talent and leadership development
■Oversight of the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture and organizational engagement and effectiveness
Each of the members of the Compensation and Talent Management Committee qualifies as a “non-employee director” within the meaning of Rule 16b-3 of Securities and Exchange Act of 1934.
Please refer to the Letter from the Compensation and Talent Committee beginning on page 64 of this Proxy Statement for additional information.

	KEY MEMBER SKILLS:	Meetings in 2024: 6 2024 Meeting Attendance: 100%
Business Operations
Human Capital Management

41

Corporate Governance | Board and Committee Structure

Finance Committee

86% INDEPENDENT MEMBERS COMMITTEE MEMBERS: J. Steven Whisler (Chair) Ann D. Begeman* Thomas P. Bostick Anne H. Chow Paul C. Hilal David M. Moffett James L. Wainscott
KEY DUTIES AND RESPONSIBILITIES:
■Assisting the Board in discharging its responsibilities related to oversight and review of financial matters affecting the Company and regularly reporting to the Board on such matters
■Providing oversight with respect to the capital structure, cash flows and key financial ratios of the Company and making recommendations with respect to the Company’s financial policies
■Reviewing the Company’s liquidity position
■Reviewing policies with respect to distributions to shareholders generally, making recommendations with respect to the declaration of dividends and making recommendations or authorizing the repurchase of shares of the Company from time to time consistent with authority levels established by the Board
■Authorizing the issuance of debt securities or other forms of financing
■Reviewing the assets and liabilities maintained by the Company and its affiliates in conjunction with significant employee benefit plans, including monitoring the funding and investment policies and performances of the assets

KEY MEMBER SKILLS:		Meetings in 2024: 5* 2024 Meeting Attendance: 100%*
Finance/Capital Allocation
Transportation Industry/Supply Chain Management

*    Ann D. Begeman was not a member of the CSX Board or its Finance Committee in 2024, as she was not appointed to the Board until January 27, 2025.

2025 Proxy Statement	42

Corporate Governance | Board and Committee Structure

Governance and Sustainability Committee

100% INDEPENDENT MEMBERS COMMITTEE MEMBERS: Linda H. Riefler (Chair) Thomas P. Bostick Paul C. Hilal Suzanne M. Vautrinot John J. Zillmer
KEY DUTIES AND RESPONSIBILITIES:
■Assisting the Board by: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending candidates for election to the Board and appointment to its committees; (ii) overseeing the CEO and senior management succession planning process; (iii) evaluating the performance and effectiveness of the Board; (iv) recommending changes in Board size, composition and committee structure; (v) developing, reviewing and recommending changes to governance guidelines, polices and procedures; (vi) overseeing matters of broad corporate significance affecting the Company, including sustainability; and (vii) overseeing and evaluating compliance with the Corporate Governance Guidelines of the Company
■Developing and recommending to the Board the annual process for self-evaluation
■Annually reviewing and making recommendations to the Board regarding the compensation for non-management directors
■Reviewing the Company’s sustainability policies, strategies and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets, and sustainability performance and reporting, including an annual review of the Company’s ESG/Sustainability Report
■Overseeing the Company’s community affairs activities, including the corporate philanthropy policy, and reviewing the Company’s political giving policy

	KEY MEMBER SKILLS:	Meetings in 2024: 6 2024 Meeting Attendance: 100%
Corporate Governance
Sustainability

43

Corporate Governance | Board and Committee Structure

Executive Committee

86% INDEPENDENT MEMBERS COMMITTEE MEMBERS: Joseph R. Hinrichs (Chair) Steven T. Halverson Paul C. Hilal David M. Moffett Linda H. Riefler J. Steven Whisler John J. Zillmer
The Executive Committee meets for the purpose of acting on behalf of the full Board between regularly scheduled meetings of the Board, when time is of the essence. The Executive Committee has and may exercise all the authority of the Board, except as may be prohibited by Section 13.1-689 of the Virginia Stock Corporation Act, as it may from time to time be amended. Pursuant to the Executive Committee charter, a notice of a meeting of the Executive Committee is required to be provided to all Board members.
The Executive Committee has seven members, consisting of the CEO, Chair of the Board, Vice Chair of the Board and the Chairs of each of the four other standing committees.

Meetings in 2024: 0

Meetings of the Board and Executive Sessions

During 2024, there were five meetings of the Board of Directors. Each director then-serving attended 100% of the aggregate of Board meetings and meetings of committees on which he or she served. The independent directors met alone in executive session at each regular Board meeting led by the Chair of the Board. While the Company does not have a formal policy regarding director attendance at annual shareholder meetings, the Company strongly encourages directors to attend absent an emergency. All members of the Board were in attendance at the Company’s 2024 Annual Meeting.
100% Aggregated Board and committee meeting attendance
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Talent Management Committee is, or in 2024 was, an officer or former officer or employee of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

2025 Proxy Statement	44

Corporate Governance | Board Oversight Responsibilities – Board of Directors’ Role in Risk Oversight

Board Oversight Responsibilities
Board of Directors’ Role in Risk Oversight
Pursuant to its charter, the Audit Committee has primary responsibility for risk oversight—though the full Board of Directors and all committees play significant roles in carrying out the risk oversight function. Specifically, the Audit Committee oversees the Company’s risk management strategy, the ERM program and cybersecurity program. Management also periodically reports to the Board and its other committees on current risks and the Company’s approach to avoiding and mitigating risk exposure, including through robust internal processes and effective internal controls.
ERM Program
The Company’s ERM program includes activities related to the prevention, monitoring, measurement, reporting and management of enterprise-level risks. CSX revised its ERM framework in 2021 to focus on the Company’s core enterprise risks and related mitigation activities and controls. The revised framework focuses on true enterprise risk, while acknowledging that strategic risks are addressed by separate analyses and other parts of the organization. As a result, the remaining enterprise-level risks are more focused. If CSX can (i) physically operate the railroad, (ii) maintain technology systems that resist cyber threats and operate reliably and resiliently, (iii) continue to access the public equity and credit markets and (iv) comply with applicable laws and regulations, then the enterprise is able to execute its strategy. The ERM risk universe is currently divided into the following broad risk categories: Operations; Technology; Finance; and Compliance/Regulatory. Each risk category includes “core” ERM risks, as reflected in the chart below.
The CSX ERM program is designed so that senior management, the Audit Committee and the CSX Board understand and review how enterprise-level risks are prevented, monitored, measured, reported and managed, to promote risk-aware decision-making, ensure that mitigation remains effective and keep risks within tolerable bounds. A well-established risk management structure is leveraged to support the program. Each core risk is aligned with a “Risk Leader,” who has ongoing responsibility for managing, monitoring and measuring that risk. Each Risk Leader reports to a member of the Executive Risk Committee (comprised of the Executive Vice President and Chief Operating Officer, the Executive Vice President and Chief Digital & Technology Officer, the Executive Vice President and Chief Financial Officer and the Senior Vice President and Chief Legal Officer), with a separate annual ERM report-out to the CEO. The ERM team also reports annually to the Audit Committee, and reviews certain ERM risks with such committee or the Board throughout the year.
ERM FRAMEWORK AND OVERSIGHT

Risk Leaders

Executive Risk Committee

President and Chief Executive Officer

Audit Committee and Board Review

ERM CORE RISKS

Operations ■Safety – Catastrophic accidents and injuries ■Physical Infrastructure – Network/chokepoint inoperability ■People & Material Availability – Consistent workforce and material availability	Technology ■Cyber, Reliability & Resiliency – Cybersecurity, digital transformation, reliability and resiliency ■Operations Technology – Reliable dispatch, crew calling and Positive Train Control	Finance ■Liquidity – Access to cash/credit ■Financial Reporting – Adherence to accounting and reporting standards	Compliance ■Legal Compliance and Crisis Management – Crisis management, hazardous materials, safety, environment and compliance ■Antitrust and Regulatory – Fundamental regulatory changes or constraints

45

Corporate Governance | Board Oversight Responsibilities – Board of Directors’ Role in Risk Oversight
Cybersecurity Program
Strong performance and reliability of the Company’s technology systems are critical to operating safely and effectively, and protecting personal and customer data is essential to maintaining stakeholder trust. The Company has implemented processes designed to assess, identify and manage material cybersecurity risks, as described in the Company’s 2024 Annual Report.
The Audit Committee oversees the Company’s cybersecurity risk, mitigation strategies and overall resiliency of the Company’s technology infrastructure. Such risk is managed as part of the Company’s overall risk management and business continuity processes and is included in the ERM program, which is also overseen by the Audit Committee as described above. The Audit Committee periodically reviews assessments of information security controls and procedures and any incidents that could have a potentially significant impact on the Company’s network, as well as potential cybersecurity risk disclosures. The Company’s senior leadership team briefs the Audit Committee and Board at least annually on information technology and cybersecurity matters, including more frequent updates as circumstances warrant. Such annual updates include significant findings or updates by internal or external evaluations. The Audit Committee is apprised annually on emerging risks to the Company, including education on cybersecurity-related matters as needed.
CSX has a cybersecurity expert on the Board and its Audit Committee to provide expanded oversight of the Company’s cybersecurity and technology systems. Suzanne M. Vautrinot, a retired U.S. Air Force (USAF) Major General, joined the CSX Board in 2019 and is a member of the Audit Committee as well as the Governance and Sustainability Committee. Major General (retired) Vautrinot is a recognized expert in cybersecurity matters as she previously served as Commander of the USAF's Cyber Command where she oversaw a multi-billion dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide. Additionally, we have otherwise strengthened our Board’s representation of the key skill and experience of technology/cybersecurity through Board changes in the past five years, as described in the “Board Composition, Refreshment and Diversity” section on page 23.
Safety Oversight
Safety remains a top priority at CSX and underpins the Company’s entire system of corporate values and business strategy. It is simultaneously a strategic initiative and risk and a core operations risk under our ERM program. The Board believes that oversight of safety should be a full Board responsibility, and the topic of safety at CSX is reviewed and discussed at the start of every Board meeting, including through presentations by the Operations leadership team—such as the Executive Vice President and Chief Operating Officer and the Vice President and Chief Safety Officer—which monitors and manages the Company’s safety programs. The following safety-related topics have recently been reviewed by the Board:
■CSX’s policies and practices on safety, including the launch of our SAFE CSX initiative and the implementation of technology enhancements to improve safety performance and relevant rules compliance, such as train inspection portals, automated track inspections and drone usage;
■Significant train accident and employee injury events, including review of related operating and safety rule enhancements;
■Train accident and employee injury trends;
■Employee training on safety, including leveraging field tablets and changes to our training structure and approach;
■Retention of outside, independent consultants and other third parties to assess our safety programs;
■The Company’s involvement with third-party groups on best practices on safety; and
■Regulatory oversight of CSX’s safety programs, including emerging regulations, ongoing discussions with regulators and any major concerns that regulators have raised with the industry or Company.
Given that safety is a standing item on every Board meeting agenda, directors expect this topic and drill down and request further information on and review of particular aspects, like specific safety-related technology, from management at will. Moreover, our directors have joined site visits in the field, including train trips, to get a better firsthand sense of our business and operations, including safety issues and considerations.
Safety is a core component of the Company’s business plan. As a part of the annual strategy and business plan discussions, management reviews with the Board initiatives and measures being taken to improve safety processes through training and enhanced technology to strengthen safety and overall compliance. After the 2023 East Palestine event, management provided the Board with a detailed review of the event, including a review of the Company’s own relevant operating and safety practices, proactive and reactive actions and response to previous significant safety-related events. Management reports significant safety-related incidents, such as major derailments and employee workplace fatalities, to the full Board immediately and engages in deep dives and after-action reviews with the Board following such incidents.
Beyond full Board oversight of safety, our committees also provide oversight of specific aspects of this topic. For example, the Audit Committee oversees CSX’s risk management strategy and ERM program, comprising activities related to the prevention, monitoring, measurement, reporting and management of enterprise-level core risks as described above. Operations risk, one of our core risk areas that management reviews, includes safety risks. The ERM team reports annually to the Audit Committee and reviews certain ERM risks with such committee or the Board throughout the year.
Additionally, the Compensation and Talent Management Committee provides oversight of the Company’s workforce and human capital management processes, including policies and strategies regarding workplace environment and culture, and it periodically reviews the results of the Company's employee engagement survey, as applicable. Such committee also reviews executive compensation practices, policies and programs with respect to evaluating whether they encourage unnecessary or excessive risk-taking and assesses whether any risks arising from such practices, policies and programs are reasonably likely to have a material adverse effect on the Company.

2025 Proxy Statement	46

Corporate Governance | Board Oversight Responsibilities – Board of Directors’ Role in Strategy Oversight
Board of Directors’ Role in Strategy Oversight
The full Board of Directors is directly involved in overseeing, and supporting, the Company’s business growth strategy and performance. Though strategy is discussed, and performance is reviewed, at nearly every Board meeting, the senior leadership team formally conducts a strategic planning session with the Board at least once per year. The Board is thoroughly engaged in these discussions, to both formulate and oversee strategy. We expect our directors to be knowledgeable about the risks and opportunities that stem from our strategy, how the Company can best create value and how strategic initiatives will continue to be beneficial for our stakeholders over the long term. In 2024, the Board and each of its committees, as appropriate, reviewed progress on our current growth strategy.
Key Priorities of the CSX Strategic Vision

Sustaining our ONE CSX culture and leveraging our team	Executing our proven operating model	Translating our powerful momentum into profitable growth

Our sustainability approach and initiatives—more broadly and including environmental sustainability specifically—are reflective of our efforts to be responsible corporate stewards, and are also critically embedded in our growth strategy. Board oversight of sustainability is described in the next section of this Proxy Statement.
The Board delegates certain aspects of the Company’s strategy to relevant committees based on subject matter area, while discussing committee report-outs and significant company-wide initiatives as a full Board. For example, the Compensation and Talent Management Committee oversees the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture and organizational engagement and effectiveness.

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Corporate Governance | Board Oversight Responsibilities – Board of Directors’ Role in ESG/Sustainability Oversight
Board of Directors’ Role in ESG/Sustainability Oversight
CSX’s dedication to striving towards industry-leading ESG performance is pursued across the entire Company. The Board, through its committees as detailed in the graphic below and reflected in the committee charters, oversees the Company’s sustainability strategies and initiatives and receives and responds to regular updates on priority ESG goals. Such committees report out to the Board regarding their activities. Additionally, from time to time as appropriate, management provides updates to the full Board on such matters.
ESG/Sustainability Framework and Oversight

Board of Directors

Executive and Strategy Teams Provide strategic oversight

ESG/Sustainability Team
Cross-functional team that sets strategy, manages and coordinates day-to-day activities, measures and monitors progress against key performance indicators and reviews and applies stakeholder feedback and insights

Business and Functional Leaders Support day-to-day activities

CSX has undergone organizational changes to reflect the continued focus on driving and coordinating initiatives that align with our Company strategy, including initiatives that drive value creation and a sustainable business for all stakeholders. CSX’s Vice President of Stakeholder Engagement and Sustainability has assumed primary responsibility for working with the leadership team on Company strategy around sustainability, which involves collaborating with the senior leaders to leverage individual successes in various areas of the business with increased focus and alignment of work to further support our strategy and sustainability progress.

Governance and Sustainability Committee
■Oversees the Company’s sustainability policies, strategies and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets
■Assesses the Company’s sustainability performance and reporting, including an annual review of the Company’s ESG/Sustainability Report
■Oversees the Company’s community affairs activities, including the corporate philanthropy policy
■Reviews the Company’s political giving policy
■Evaluates the performance and effectiveness of the Board
■Recommends changes in Board size, composition and committee structure
■Develops, reviews and recommends changes to governance guidelines, policies and procedures

Compensation and Talent Management Committee
■Reviews and approves the Company’s short-term incentive compensation plan design, which contains safety and fuel efficiency goals, to emphasize sustainability performance measures and support the Company’s strategy
■Oversees the Company’s workforce and human capital management processes, including policies and strategies regarding: recruiting and retention; career development and progression; workplace environment and culture; and organizational engagement and effectiveness
■Reviews the results of the Company’s employee engagement surveys

To strengthen the ESG expertise on our Board, CSX directors proactively engage in opportunities to stay informed on the changing industry, societal and regulatory landscapes, stakeholder expectations and ESG issues. Sustainability is designated as one of our Board’s key skills and experiences and is considered in Board composition discussions accordingly. Additionally, the Board is periodically informed of evolving stakeholder expectations based on our regular stakeholder engagement efforts concerning ESG-related matters, as described in more detail below.
Stakeholder Engagement on Our ESG/Sustainability Approach
At CSX, we conduct regular materiality assessments that are designed to ensure our ESG/sustainability approach addresses the topics for which CSX has the most impact and that influence our stakeholders. Our latest materiality assessment was conducted in 2023. We used a dual materiality approach, gathering internal and external stakeholder perspectives on the significance of our economic, environmental and social impacts and the substantive influence of our impact on the assessments and decisions of stakeholders. The 2023 assessment indicated increased focus on climate-related risks, supply chain management and labor rights. Climate change was mentioned by stakeholders as being not only a concern, but also an opportunity for CSX given our position as a low-carbon transportation option. We will continue to refresh our materiality assessment to address evolving stakeholder expectations while growing our business.

2025 Proxy Statement	48

Corporate Governance | Board Oversight Responsibilities – Board of Director’s Role in Succession Planning
Board of Directors’ Role in Succession Planning
One of the Board of Directors’ primary responsibilities is succession planning, not only for the Board but also for senior management, including the CEO. The Board believes that it is critical to have a robust succession planning process—one that also considers talent management—and engages in succession planning efforts throughout the year, including a senior management succession planning exercise, to help ensure that appropriate succession plans are in place. Pursuant to its charter, the Governance and Sustainability Committee, which meets regularly and reports back to the Board, oversees the CEO and senior management succession planning process.
■The succession planning process generally begins with management developing a detailed summary of the key skills and competencies required for all senior management roles. Management then analyzes and summarizes the skills, competencies and readiness of potential succession candidates across all senior management positions, as well as the pipeline of candidates for other key roles.
■A detailed review of management’s analysis is provided to the Board at its annual succession planning session. The Board then discusses the skills, competencies and readiness levels of succession candidates, and recommends development plans to ensure succession candidates are adequately prepared for planned and sudden transitions.
■Status updates on succession candidates and development plans are provided to and discussed by the Board at meetings throughout the year.
To support this succession planning process, our directors have regular, ongoing contact with senior management through Board and committee meetings, at which senior management has the opportunity to present on their respective areas of expertise, the annual Board strategy sessions, site visits and train trips and other venues. This allows the Board to assess succession candidates’ abilities and potential for advancement and also provides these candidates with development opportunities.

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Corporate Governance | Shareholder Engagement

Shareholder Engagement
We believe that maintaining strategies, policies and processes to conduct regular, insightful and proactive communications with our shareholders is a key component of effective corporate governance that allows the Company to better understand evolving trends and enable strategic decision-making to deliver shareholder value. The Board of Directors and in particular the Governance and Sustainability Committee are keenly focused on overseeing the development and implementation of these strategies, policies and processes. We conduct and facilitate ongoing shareholder outreach throughout the year to ensure that the Board and management proactively understand and consider our shareholders’ views on important issues. Critically, we are focused on better discerning our shareholders’ concerns and increasing transparency around how we incorporate shareholder feedback in our strategies and programs, as appropriate.
In accordance with our current shareholder outreach and engagement program, senior leaders and subject matter experts from the Company meet routinely with representatives from many of our institutional shareholders and periodically with proxy advisory firms to discuss CSX’s business strategy, corporate governance practices, executive compensation and sustainability matters that are in the best interests of our broad shareholder base. Members of the Board regularly participate in these meetings, both to gather the valuable feedback from our shareholders and also to engage in constructive dialogue with these shareholders and provide more insight into our decision-making.
In addition to our consistent and structured shareholder outreach and engagement efforts, CSX also engages with shareholders and other interested parties through its participation at industry and investment community conferences, investor road shows and analyst meetings. In recent years, the Company has expanded its international outreach, connecting with investors in Europe, Latin America, Asia and Australia. Overall, in 2024, CSX hosted meetings with more than 250 unique firms, representing over $37 trillion of assets under management.
By utilizing a multitude of formats to engage various shareholders at different moments in time, we believe that we are better equipped to understand evolving trends and enable strategic decision-making that delivers on shareholder needs and expectations. The below chart demonstrates our general annual shareholder engagement timeline, though it does not necessarily capture our above-mentioned participation at industry and investment community conferences, investor road shows and analyst meetings and other forms of varied outreach and engagement.
Interested parties who wish to communicate with the Board, a particular director or management may forward appropriate correspondence, at any time, to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. Pursuant to procedures established by the non-management directors of the Board, the Office of the Corporate Secretary will forward appropriate correspondence to the Board or a particular director. Appropriate correspondence generally includes any legitimate, non-harassing inquiries or statements.

Before the Annual Meeting
■Strategize on how to continue incorporating shareholder feedback into our policies and practices
■Publish our Annual Report and Proxy Statement
■Review and address stakeholder input on our Proxy Statement, including from proxy advisory firm reports
■Contact and engage with our largest shareholders, seeking feedback on matters presented for their consideration in advance of their votes at the Annual Meeting

The Annual Meeting
■Host our Annual Meeting and engage with shareholders in attendance at the meeting
■Receive the voting results
■Begin evaluating and discussing how our shareholders voted on our proposals at the Annual Meeting, noting possible areas for change or improvement

Off-Season Outreach and Engagement
■Contact and engage with our key shareholders to better understand their viewpoints
■Note and discuss internally, at various levels of leadership and across departments, significant issues or concerns, if any
■Review policy updates from our stakeholders, including proxy advisory firms, and solicit related input on our policies and practices
■Assess and incorporate feedback from these contacts

After the Annual Meeting
■Develop a tailored approach to our upcoming off-season outreach efforts
■Design responsive changes in light of the votes and feedback
■Review corporate governance trends, regulatory developments and our corporate governance documents, policies and practices

2025 Proxy Statement	50

Corporate Governance | Shareholder Engagement
Though we conduct shareholder outreach and engagement efforts when there is increased shareholder focus or concern around a specific governance, sustainability or executive compensation-related matter, we also believe in continuing these efforts even when we are not aware of any such significant concern. Our continued regular, robust and proactive engagement with our shareholders is reflective of the intrinsic value that we place on shareholder feedback and our ongoing commitment to—and responsiveness to our shareholders’ requests for—transparency in our decision-making.
The following tables detail our 2024-2025 shareholder outreach and engagement efforts, the main respective shareholder feedback and our response. Additional information on these efforts focused on our executive compensation program is provided in the “Say on Pay and Shareholder Engagement” subsection of the CD&A section below on page 69 of this Proxy Statement.

Our 2024-2025 Shareholder Outreach and Engagement Efforts

Outreach and Engagement Design Overview	CSX Participants

	■Governance and Sustainability Committee Chair ■Compensation and Talent Management Committee Chair ■Chief Legal Officer	■Head of Investor Relations and Strategy ■Leaders from different CSX departments, such as legal, total rewards, sustainability and safety

Through our outreach efforts before the 2024 Annual Meeting, we contacted the governance teams of 19 key shareholders representing approximately 41% of outstanding shares.* We received a meeting declination (generally due to investors having no concerns) or met with the governance teams of 13 of these shareholders representing approximately 36% of outstanding shares.*
Through our off-season outreach efforts after the 2024 Annual Meeting, we contacted the governance teams of 18 of our largest shareholders representing approximately 44% of outstanding shares.* We received feedback from or met with the governance teams of 12 of these shareholders representing approximately 39% of outstanding shares.*

Areas of Focus

	■Board oversight of risk and strategy, including of safety ■Executive compensation ■Director commitments ■Board composition, refreshment and diversity	■Safety ■ONE CSX culture ■Leadership transitions ■Environmental and sustainability initiatives

*    Based on ownership as of March 31, 2024 for outreach before the 2024 Annual Meeting and as of September 30, 2024 for off-season outreach.

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Corporate Governance | Shareholder Engagement

What We Heard	How We Responded

Executive Compensation Program:
Broad support for our previous changes to the program based on shareholder feedback and our ongoing commitment to proactive and transparent disclosures on this topic; no particular concerns around our 2024 compensation decisions, including the increases in compensation provided to our CEO; and continued questions around certain performance measures in our incentive plans, such as whether our specific safety measures are still appropriate and if we are considering the addition of any culture-related metrics, the rigor around the evaluation of and targets for our performance measures and whether we would disclose forward-looking long-term incentive plan targets

■Continued commitment to more fulsome and specific disclosure of the performance measures utilized in our incentive plans as reflected in the CD&A section of this Proxy Statement
■Replaced operating ratio with operating margin in our short-term incentive compensation plan to support a growth mindset with focus on continued improvement
■Commitment to further consider current and potential safety, environmental, sustainability and cultural performance measures in our short-term incentive compensation plan
■Introduced additional rigor in evaluating an executive’s individual performance in our short-term incentive compensation plan and in the goal-setting process for all our incentive plans
■Proactive, robust disclosure on current-year compensation decisions
■Explanation that forward-looking long-term incentive plan targets are not disclosed for proprietary and competitive harm reasons

Board Oversight:
Questions around our Board’s oversight of risk, especially structurally as it relates to safety, and strategy, including on the Board’s view on our cultural and growth initiatives, and how the Board continuously learns about and engages with the business

■Discussed extensively in our engagement meetings and enhanced disclosures in the “Board of Directors’ Role in Risk Oversight” section of this Proxy Statement our Board’s policies and practices around risk oversight, with particular focus on safety as reflected in new disclosures under “Safety Oversight” in such section
■Discussed extensively in our engagement meetings and enhanced disclosures in the “Board of Directors’ Role in Strategy Oversight” section of this Proxy Statement our Board’s policies and practices around strategy oversight
■New disclosures in the “Board Education and Engagement” section of this Proxy Statement on the Board’s opportunities to broaden its knowledge on the business, as supported by a 2024 off-site Board meeting that allowed for field visits, including a train trip

Director Commitments:
Consistent support for our relevant governance, policies and practices on this topic and our thorough and updated disclosure and explanation of the Board’s evaluation of and perspective on the commitments of our Board Chair
■Discussed in our engagement meetings and disclosed in the “Director Commitments” section of this Proxy Statement our updated rationale for our continued support of our Board Chair

Board Composition, Refreshment and Diversity:
Continued positive reactions to our policies and practices around Board diversity; and questions on our Board member and committee leadership refreshment intentions

■Enhanced disclosures in the “Board Composition, Refreshment and Diversity” section of this Proxy Statement
■Selected a slate of director nominees that is broadly diverse for consideration and election at the 2025 Annual Meeting

Culture: Questions on our ONE CSX culture progress, including as it relates to our growth strategy and unionized workforce
■Discussed at our 2024 Investor Day, in our quarterly earnings calls and during industry and investment conferences our leadership’s vision for the Company and executive management actions accordingly, as well as the continued focus and progress on our ongoing cultural transformation
■Took the lead on announcing—prior to the next national bargaining round even commencing—that we had reached new tentative five-year collective bargaining agreements

Environmental and Sustainability Initiatives: General support of our sustainability initiatives and progress, and a desire to learn more about our sustainability goals and approach
■Published an enhanced 2023 ESG Report, with more detail on our various sustainability initiatives
■Publicly announced our ongoing investments in alternative fuels, analytics and tools to drive incremental efficiency, including for our customers

2025 Proxy Statement	52

Corporate Governance | Corporate Governance Practices – Principles of Corporate Governance

Corporate Governance Practices
Principles of Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to the Company and our shareholders. The Board has adopted Corporate Governance Guidelines that reflect the high standards that customers, suppliers, investors, employees and others should expect. Key corporate governance principles observed by the Board and the Company include, but are not limited to:
Annual Director Nomination
Annual nomination of a slate of directors for election to the Board, a substantial majority and the Chair of which are independent, as that term is defined in the applicable NASDAQ listing standards
Majority Voting Standard
Majority voting standard for election of directors and director resignation policy
Qualification Guidelines for Director Candidates
Qualification guidelines for director candidates and review of each director’s performance and continuing qualifications for Board membership
Independent Board Committees
Audit Committee, Compensation and Talent Management Committee and Governance and Sustainability Committee comprised solely of independent directors
Annual Performance Evaluation
Annual evaluation of Board and committee performance
Director Commitments Policy
Meaningful limitations on directors’ service on other public company boards
Succession Planning
Regular succession planning and effective leadership transitions at the CEO and executive management levels
No “Poison Pill”
No “poison pill” (shareholder rights plan), and adoption of a Policy Regarding Shareholder Rights Plans, establishing parameters around the adoption of any future shareholder rights plan, including the expiration of any such plan within one year of adoption if the plan does not receive shareholder approval or ratification
Proxy Access
Proxy access for director candidates nominated by shareholders reflecting standard market practices

Other Governance Best Practices:

■Separation of the roles of Chair of the Board and CEO
■Regular executive sessions of independent directors
■Board access to independent advisors
■Stock ownership guidelines for directors and officers
■Shareholder rights to call special meetings
■Policy against hedging and pledging of CSX common stock
■Pay-for-performance alignment
■Robust shareholder outreach and engagement program

CSX’s Corporate Governance Guidelines and Code of Ethics are available on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.” Shareholders may also request a free copy of any of these documents by writing to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. The Company intends to disclose any waivers of or amendments to the Code of Ethics that apply to our directors or executive officers on CSX’s website at http://www.csx.com within the time period required by the SEC. There were no waivers to the Code of Ethics in 2024.

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Corporate Governance | Corporate Governance Practices – Annual Evaluation of Board Performance
Annual Evaluation of Board Performance
As is reflected in our policy on the evaluation of the Board and Board committees in the CSX Corporate Governance Guidelines, the Board of Directors believes that an annual review of its performance as a whole and of its individual directors is essential for ensuring overall effectiveness—including fulfillment of its oversight responsibilities, strategic planning and communications—and identifying areas for improvement. Such annual self-evaluation is also a key factor in our director nomination process and succession planning. As per our policy, the Governance and Sustainability Committee is responsible for developing and recommending the annual evaluation process to the Board, and has continued to enhance the Board’s self-evaluation process based on director feedback, best practices and advice from outside, independent consultants.
In October 2021, the Governance and Sustainability Committee recommended that the Board enhance the evaluation process by engaging a third-party facilitator to conduct confidential interviews every third year, supplemented by a peer assessment questionnaire. In the interim years, the Governance and Sustainability Committee recommended that the Board conduct its evaluation via a confidential questionnaire. During such interim years, the Chair of the Governance and Sustainability Committee also meets with each individual director to gather additional feedback. For 2024, the Board and director evaluation process was administered as follows:

Evaluation Process		Evaluation Topics

1	Evaluation Format
The evaluation process is intended to gather feedback regarding:
■Board oversight of strategy
■Board composition and structure
■Director qualifications and engagement
■Board oversight of risks
■Committee duties and responsibilities
■Board and committee leadership, including time and capacity
■Meetings and materials, including discussion topics
■Board interaction with management
■Overall Board vision and functionality

■The evaluation process consisted of one-on-one interviews between each director and a third-party facilitator designed to evaluate the performance of the Board as a whole and, as per our policy, the performance of each of its committees and assess peers.

2	Conduct Evaluation

■The one-on-one interviews were conducted by the third-party facilitator in late 2024.

3	Review Feedback

■The feedback received from the one-on-one interviews was synthesized and provided to the Chair of the Board and the Chair of the Governance and Sustainability Committee directly by the third-party facilitator.
■This feedback was then discussed with the Board in executive session during its meeting in February 2025.

4	Implement Outcome

■Following the review of evaluation results, the Board considered areas of improvements to enhance its oversight.

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Corporate Governance | Corporate Governance Practices – Board Education and Engagement
Board Education and Engagement
Developing and maintaining a comprehensive understanding of the Company’s business, as well as the rail industry in general, is crucial to the Board’s decision-making responsibilities in its oversight role of strategy, operations and risk. To cultivate well-informed directors, the Board is provided various opportunities to broaden its knowledge through robust orientation programs for new directors, in-depth presentations by management at Board and committee meetings and in other venues, external educational opportunities and ongoing engagement with various stakeholders.
Directors also participate in Company initiatives, such as civic and philanthropic events and projects to support our social and community impact efforts and BRG events to connect with our employees. For example, in 2024, all women Board members led a panel and networked with employees during our new women’s leadership development program.

DIRECTOR ONBOARDING	ACCESS TO MANAGEMENT	SHAREHOLDER ENGAGEMENT

Upon election to the Board, new directors are promptly provided in-depth, one-on-one orientation sessions with senior management and other management with expertise in specific areas across the organization to gain a deeper understanding of all aspects of the business, as well as general Company and corporate governance practices. These orientations often include site visits to locations important to the Company’s operations.
Senior management maintains regular, ongoing contact with the Board and make themselves available for discussions outside of just Board and committee meetings. Specifically, management also interacts with directors through annual Board strategy sessions, site visits and train trips and other venues. Additionally, committee chairs meet with the members of management responsible for preparing agendas and related materials prior to each meeting to ensure alignment.

The Board believes engagement with shareholders provides an invaluable opportunity to understand shareholder perspectives and gain insights into the topics most important to shareholders. With the support of management, members of the Board, including the Chairs of the Governance and Sustainability and the Compensation and Talent Management Committees, regularly participate in shareholder engagement meetings. Additional information on the Board’s role in shareholder engagement can be found on page 50.

CEO BRIEFINGS	CONTINUING EDUCATION	SITE VISITS

The CEO meets in executive session with the Board at the beginning of every meeting to brief the Board on significant new and ongoing matters that impact the Company. In those months where a Board meeting is not held, the CEO regularly communicates with the Board to provide information necessary for the Board to fulfill its oversight responsibilities.
To reinforce the Board’s knowledge and ensure directors remain fully-informed in evolving economic, regulatory and corporate governance landscapes, CSX encourages directors to periodically attend external director educations programs. In-house programs, such as the annual accounting workshop delivered to the Audit Committee by the Company’s independent auditors, are also offered. Additionally, the Company maintains memberships with organizations that provide regular publications, as well as virtual and in-person learning opportunities, from which the Board benefits.
CSX believes that site or field visits and train trips are an excellent opportunity to provide the Board with hands-on experiences and tangible insights into the business of the Company, including the perspectives of our various stakeholders. Periodically, Board meetings are held at different locations across the CSX network to facilitate these opportunities. In 2024, the Board held its October meeting in Savannah, Georgia, during which directors were given a tour of the Company’s operations at the Port of Savannah and joined a train trip through the Savannah area.

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Corporate Governance | Corporate Governance Practices – Transactions with Related Persons and Other Matters
Transactions with Related Persons and Other Matters
CSX operates under a Code of Ethics that requires all employees, officers and directors, without exception, to avoid engaging in activities or relationships that conflict, or would be perceived to conflict, with the Company’s interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to CSX than could be obtained from an unrelated person. The Audit Committee is responsible for oversight, review and approval or ratification of all transactions with related persons. CSX has not adopted written procedures for reviewing, approving or ratifying “Related Person Transactions”, as such transactions are identified in Item 404 of Regulation S-K, but generally follows the procedures described below in accordance with Item 404 of Regulation S-K.
On an annual basis, in response to the Directors and Officers Questionnaire (the “Questionnaire”), each director, director nominee and executive officer submits to the Company’s Corporate Secretary a description of any current or proposed Related Person Transactions. Directors and executive officers are expected to notify the Corporate Secretary of any updates to the list of Related Person Transactions during the year. If Related Person Transactions are identified, those transactions are reviewed by the Audit Committee. The Audit Committee will evaluate Related Person Transactions based on:
■Information provided to the Board during the required annual affirmation of independence;
■Applicable responses to the Questionnaires submitted to the Company; and
■Any other applicable information provided by any director or executive officer of the Company, or obtained through internal database queries.
In connection with the review, approval or ratification of any Related Person Transaction, the Audit Committee will consider whether the transaction will be a conflict of interest or give the appearance of a conflict of interest. In the case of any Related Person Transaction involving an outside director or nominee for director, the Audit Committee will also consider whether the transaction will compromise the director’s status as an independent director as prescribed in the applicable NASDAQ listing standards.
During 2024, there was one Related Person Transaction, as defined above.
Ann D. Begeman, who was appointed to the CSX Board on January 27, 2025, previously advised the Company on regulatory and government affairs matters, for which she received payments of $275,000 for services rendered in fiscal year 2024.

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Corporate Governance | Director Compensation

Director Compensation
Our Board of Directors reviews and sets the compensation for the non-employee directors based on the annual review and recommendation of the Governance and Sustainability Committee. Director compensation includes both cash and stock-based components. In recommending the amount and form of director compensation, the Governance and Sustainability Committee considers, among other factors, peer benchmarking data and the level of compensation necessary to attract and retain qualified, independent directors.
As part of this annual review and recommendation, Pay Governance, LLC, an independent compensation consultant, presents a benchmarking report on director compensation for the same peer group of companies approved by the Compensation and Talent Management Committee for determining compensation for our executives, as well as for a larger group of S&P 500 companies. After reviewing the information presented by Pay Governance, LLC, as well as other public information on the topic, the Governance and Sustainability Committee evaluates the plan design and compensation levels to ensure that they are consistent with market trends and makes recommendations of any appropriate changes to the Board.
Elements of Director Compensation
The following chart shows our director cash and equity compensation for fiscal year 2024. Non-employee directors also are eligible to receive other compensation and benefits as discussed below. The CEO does not receive compensation for his services as a director.

Base Compensation
	Annual Cash Retainer	Annual Equity(1)

Incremental Amount Above Base Compensation for Board Leadership Roles
	Non-Executive Chair of the Board Equity(2)	Audit Committee Chair Cash Retainer	Governance and Sustainability Committee Chair Cash Retainer

		Compensation and Talent Management Committee Chair Cash Retainer	Finance Committee Chair Cash Retainer

(1)Annual grant of fully-vested CSX common stock in the amount of $180,000 granted on February 16, 2024, with the number of shares based on the closing price of CSX common stock on the date of grant.
(2)Annual grant of fully-vested CSX common stock in the amount of $250,000 granted on February 16, 2024, with the number of shares based on the closing price of CSX common stock on the date of grant.
Each non-employee director was eligible to defer all or a portion of his or her director’s fees in 2024, including cash and equity compensation, under the CSX Directors’ Deferred Compensation Plan (the “Directors’ Plan”). Cash deferrals are credited to an unfunded account and invested in various investment choices or deferred as shares of CSX common stock. The investment choices parallel the investment options offered to employees under CSX’s 401(k) plan. Equity deferrals are automatically held as outstanding shares in a trust, with dividends credited in the form of additional shares.
Matching Gift Program and Other Benefits
Non-management directors may participate in the CSX Directors’ Matching Gift Program, which is considered an important part of CSX’s philanthropy and community involvement. CSX will match director contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 per non-employee director per year. During 2024, 21 philanthropic organizations collectively received $415,078 under our Directors’ Matching Gift Program.
Non-management directors who contribute to the CSX Good Government Fund (“GGF”), the Company’s political action committee (“PAC”), may also participate in the CSX PACMatch Program. Through this program, every dollar contributed to the CSX GGF at $25 and above is matched by the Company and donated to a federally registered charity of choice, up to a maximum annual CSX contribution of $5,000 per non-employee director per year. During 2024, eight philanthropic organizations collectively received $34,000 under our PACMatch Program from non-management director contributions.

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Corporate Governance | Director Compensation – 2024 Directors’ Compensation Table
2024 Directors’ Compensation Table
The following table summarizes the compensation of each of the non-employee directors in 2024.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Donna M. Alvarado	130,000	180,001	56,577	366,578
Thomas P. Bostick	130,000	180,001	20,078	330,079
Anne H. Chow	77,500	—	35,077	112,577
Steven T. Halverson	150,000	180,001	55,000	385,001
Paul C. Hilal	130,000	180,001	50,000	360,001
David M. Moffett	155,000	180,001	50,000	385,001
Linda H. Riefler	150,000	180,001	55,077	385,078
Suzanne M. Vautrinot	130,000	180,001	22,577	332,578
James L. Wainscott	130,000	180,001	55,000	365,001
J. Steven Whisler	150,000	180,001	50,000	380,001
John J. Zillmer	130,000	430,028	—	560,028
(1)Fees Earned or Paid in Cash – Includes a base cash retainer of $130,000 and any additional committee chair fees earned in 2024. Mr. Whisler elected to defer 100% of his cash retainer and fees in the form of CSX stock into the Directors’ Plan.
(2)Stock Awards – Amounts disclosed in this column are based on the February 16, 2024 grant date fair value of the annual stock grant to directors, and in the case of Mr. Zillmer, an additional grant for services as Non-Executive Chair of the Board, in each case calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The number of shares granted was based on an award of $180,000 or $250,000, as applicable, divided by the closing price of CSX common stock on the date of grant. All such stock awards to directors vested immediately upon grant. The numbers of shares deferred by the directors into the Directors’ Plan that were outstanding as of December 31, 2024 (including reinvested dividends on such shares) were as follows:

Name	Stock Awards Deferred through the CSX Directors’ Deferred Compensation Plan
Donna M. Alvarado	312,169
Thomas P. Bostick	15,824
Anne H. Chow	—
Steven T. Halverson	320,798
Paul C. Hilal	—
David M. Moffett	59,380
Linda H. Riefler	21,861
Suzanne M. Vautrinot	28,999
James L. Wainscott	—
J. Steven Whisler	37,560
John J. Zillmer	—
(3)All Other Compensation – Reflects Company matches under the CSX Directors’ Matching Gift Program, in the following amounts: $50,000 for each of Messrs. Halverson, Hilal, Moffett, Wainscott and Whisler and Mses. Alvarado and Riefler; $35,000 for Ms. Chow; $15,078 for Mr. Bostick; and $15,000 for Ms. Vautrinot. Amounts in this column also reflect Company matches under the CSX PACMatch Program and gifts provided to directors by the Company.
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines—contained in the CSX Corporate Governance Guidelines—to better align the interests of non-employee directors with the interests of shareholders. Specifically, within five years of election to the Board, a non-employee director is expected to acquire and hold an amount of CSX common stock equal in value to five times the amount of such non-employee director’s annual cash retainer. If the annual cash retainer increases, the non-employee directors will have five years from the time of the increase to acquire any additional shares needed to satisfy the guidelines. All non-employee directors who have served on the Board for five or more years since their election have held a sufficient number of shares to satisfy these guidelines.

2025 Proxy Statement	58

ITEM 2	Ratification of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Independent Registered Public Accounting Firm retained to audit the Company’s financial statements. Pursuant to this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the Independent Registered Public Accounting Firm’s qualifications, performance and independence. When considering the Independent Registered Public Accounting Firm’s independence, the Audit Committee specifically considers non-audit fees and services. Additionally, the Audit Committee periodically considers whether there should be a rotation of the Independent Registered Public Accounting Firm. Furthermore, in conjunction with the mandated rotation of the Independent Registered Public Accounting Firm’s lead engagement partner, the Audit Committee and its Chair were directly involved in the selection of the Independent Registered Public Accounting Firm’s lead engagement partner.
At the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP (“EY”) as the Company’s Independent Registered Public Accounting Firm to audit and report on CSX’s financial statements for the fiscal year ending December 31, 2025. EY or its predecessors have continuously served as the Company’s Independent Registered Public Accounting Firm since 1981. The Audit Committee and the Board of Directors believe that the continued retention of EY as the Company’s Independent Registered Public Accounting Firm is in the best interests of the Company and its shareholders.
Action by shareholders is not required by law in the appointment of the Independent Registered Public Accounting Firm. If shareholders do not ratify this appointment, however, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different Independent Registered Public Accounting Firm at any time during the fiscal year if it is determined that such a change would be in the best interests of CSX and its shareholders.
EY has no direct or indirect financial interest in CSX or in any of its subsidiaries, nor has it had any connection with CSX or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of EY will participate in the Company’s Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

The Board unanimously recommends that the shareholders vote FOR this proposal.

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Audit Matters | Fees Paid to Independent Registered Public Accounting Firm

Fees Paid to Independent Registered Public Accounting Firm
EY served as the Independent Registered Public Accounting Firm for the Company in 2024. The Audit Committee was responsible for the audit fee negotiations associated with the retention of EY. Fees paid to EY were as follows:

	2023	2024
Audit Fees: Includes fees associated with the integrated audit, testing internal controls over financial reporting (SOX 404), the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits and other attestation services related to regulatory filings.	$3,728,000	$5,895,700
Audit-Related Fees: Includes audits of employee benefit plans and subsidiary audits.	$242,000	$971,000
Tax Fees: Includes fees for tax compliance and tax advice and planning.	$—	$—
All Other Fees: Includes fees for non-audit projects. The Audit Committee has concluded that the services covered under the caption “All Other Fees” are compatible with maintaining EY’s independent status.	$34,000	$35,000

Pre-Approval Policies and Procedures
The Audit Committee is responsible for the approval of all services performed by EY. The Chair of the Audit Committee has the authority to approve all engagements that will cost less than $250,000 and, in such cases, will report any pre-approvals to the full Audit Committee for ratification at its next scheduled meeting. All engagements expected to cost $250,000 or more require pre-approval of the full Audit Committee. In addition, it is Company policy that tax and other non-audit services should not equal or exceed base audit fees plus fees for audit-related services. In 2023 and 2024, all services performed by EY were pre-approved.

2025 Proxy Statement	60

The following Report of the Audit Committee will not be deemed “soliciting material” or “filed” with the SEC, and will not otherwise be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any previous or future filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that the Company incorporates it by specific reference.
The primary duties and responsibilities of the Audit Committee include:
■Overseeing the Company’s accounting and financial reporting processes and the audits of the financial statements on behalf of the Board of Directors; and
■Assisting the Board with oversight of:
(i)The integrity of the Company’s financial statements and accounting methodology;
(ii)The Company’s internal controls over financial reporting;
(iii)The Company’s business and enterprise risk management processes;
(iv)The Company’s compliance with legal and regulatory requirements;
(v)The independent auditors’ qualifications, independence and performance; and
(vi)The performance of the Company’s internal audit function.
Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, establishing and maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited and interim financial statements, which included discussions on the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
During 2024, the Audit Committee was comprised solely of independent directors as defined by applicable NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The members of the Audit Committee in 2024, together with appointment dates and meeting attendance, are set forth below:

Members	Committee Member Since	Attendance at Full Committee Meetings During 2024
David M. Moffett, Chair	May 2015	9/9
Donna M. Alvarado	August 2006	9/9
Steven T. Halverson	May 2009	9/9
Suzanne M. Vautrinot	December 2019	9/9
J. Steven Whisler	May 2011	9/9
The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, management, including the Company’s internal audit function, and the Company’s Independent Registered Public Accounting Firm. The Audit Committee discussed with the Company’s internal auditors and Independent Registered Public Accounting Firm the overall scope of and plans for their respective audits. The Audit Committee meets with the internal auditors and the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting.
Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s Independent Registered Public Accounting Firm, and determines whether to re-engage the current Independent Registered Public Accounting Firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Independent Registered Public Accounting Firm and the Independent Registered Public Accounting Firm’s capabilities, technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained EY as the Company’s Independent Registered Public Accounting Firm for 2025. Although the Audit Committee has the authority to appoint the Independent Registered Public Accounting Firm, the Audit Committee intends to continue to recommend that the Board ask shareholders to ratify the appointment of the Independent Registered Public Accounting Firm at the Annual Meeting.

61

Report of the Audit Committee
EY, the Company’s Independent Registered Public Accounting Firm for 2024, is responsible for expressing an opinion that: (i) the Company’s consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States; and (ii) the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2024.
In this context, the Audit Committee has:
(i)Reviewed and discussed with management the audited financial statements for the year ended December 31, 2024;
(ii)Discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
(iii)Discussed with EY Critical Audit Matters that arose during the year;
(iv)Received from EY the written disclosures and the letter regarding auditors’ independence required by the applicable provisions of the PCAOB and discussed EY’s independence with them; and
(v)Reviewed and discussed with management and EY the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s audit of the Company’s internal control over financial reporting.
Based on its review and the discussions described above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the 2024 Annual Report on Form 10-K for filing with the SEC.

David M. Moffett, Chair February 11, 2025	Donna M. Alvarado	Steven T. Halverson	Suzanne M. Vautrinot	J. Steven Whisler

2025 Proxy Statement	62

ITEM 3	Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers

CSX is providing shareholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (the “NEOs”), which is disclosed pursuant to Item 402 of Regulation S-K and described in the CD&A section, the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:
“RESOLVED, that the shareholders of CSX Corporation (the “Company”) approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the Proxy Statement.”
The Company currently holds an advisory vote on the compensation of the Company’s NEOs on an annual basis (in accordance with the results of the advisory shareholder vote held at the Company’s 2023 Annual Meeting to determine the frequency of an advisory vote on NEO compensation) and will continue to hold the vote annually until the next frequency vote is held (which is not required until 2029).
As described in the CD&A section of this Proxy Statement, the Company’s executive compensation program is designed to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value. The compensation program is structured to provide a competitive level of compensation necessary to attract, engage and reward talented and experienced executives and to motivate them to achieve short and long-term strategic goals. In order to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value, a significant portion of the compensation paid to our NEOs is allocated to performance-based, long-term equity incentive awards. The Company makes compensation payout decisions based on an assessment of the Company’s performance, as well as the performance of each NEO, against goals that promote CSX’s success by focusing on shareholders, customers, employees and the communities in which we operate.
Shareholders are urged to read the CD&A section, the accompanying compensation tables and the related narrative disclosure in this Proxy Statement, which more thoroughly discuss the Company’s compensation policies and practices. The Compensation and Talent Management Committee and the Board of Directors believe that these policies and practices are effective in implementing the Company’s overall pay-for-performance compensation philosophy and are reflective of shareholder interests.
While this advisory vote is required by law, it will neither be binding on the Company, the Compensation and Talent Management Committee or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duties on, the Company or the Board. The Board and the Compensation and Talent Management Committee will consider the outcome of the vote when developing the future executive compensation program. The Company currently intends to hold the next advisory (non-binding) vote to approve NEO compensation at its 2026 Annual Meeting.

The Board unanimously recommends that the shareholders vote FOR this proposal.

63

We, the Compensation and Talent Management Committee (the “Committee”), remain dedicated to fostering a culture that attracts, retains, and motivates outstanding talent as we seek to be the best-run railroad in North America while delivering outstanding customer service with an unyielding focus on safety. Beyond seeking to appropriately incent employee behaviors that drive Company performance and enhance our long-term value creation for our shareholders, we also take seriously our responsibility to help shape corporate culture.
As a Committee, we deeply appreciate the necessity and benefit of fully understanding and comprehensively addressing shareholder feedback in connection with our executive compensation program. Over recent years, we have worked to gather this feedback, implement specific modifications in direct response, build lasting relationships with our shareholders through robust and consistent outreach and engagement efforts, and be transparent and proactive around our decision making. We remain committed to ongoing engagement and providing clear explanations of the Company’s programs and initiatives. We are always thankful for this dialogue with our shareholders—which informs our deliberations and review process. Our job is to routinely review and update the compensation program to make sure it aligns with our objectives, fits the Company strategy, and follows best governance practices. You can share your thoughts with us anytime by writing to the Corporate Secretary at CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202.
We are also responsible for overseeing the Company’s talent management and leadership development efforts, which are grounded in culture. Culture remains central to strategy at CSX. A key component of our cultural priorities is instilling a proactive and shared commitment to safety across our organization, which has been even greater of a focus over the past year. Nothing is more important than the safety of our employees, customers, and communities. As a Committee, we have supported the reinforcement of programs that encourage employee engagement and improve collaboration across the Company. We continue to firmly believe that a strong corporate culture not only promotes employee health, safety, and well-being, but also inspires employees to deliver great service to our customers, creating value for all our stakeholders.
CSX strategy is focused on generating and delivering profitable growth by leveraging our proven operating model, innovative service solutions, and the dedication and resilience of our ONE CSX team, delivering superior service for our customers, and solid results for our shareholders, as detailed in the CD&A section below. This is despite the extraordinary challenges we faced in 2024 that impacted our operations and financial performance, including the devastating collapse of the Francis Scott Key Bridge and the impacts from major Hurricanes Debby, Helene, and Milton. Our commitment to ongoing stakeholder engagement and delivering safety, service, and operating efficiency performance remains unwavering.

Evaluating Performance
One of our key duties and responsibilities is to review and approve plan structure, performance measures and targets, and payouts under the Company’s performance-based incentive compensation plans. To determine the achievement under our short and long-term incentive plans—known as our MICP and LTIP, respectively—we assess the Company’s performance against each of the goals established for the year.
On January 26, 2025, we approved adjustments to the calculation of the operating income and operating margin metrics under the 2024 MICP and the average annual operating income growth rate metric under the 2022-2024 LTIP performance units to exclude a $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024.
We view these adjustments as a standard practice for impairment charges of this kind and appropriate under these circumstances, given the significant, one-time, unique, and externally-influenced nature of the goodwill impairment. In addition, we do not view the goodwill impairment charge as indicative of the Company’s or the NEOs’ underlying performance and note that the impact of the charge was not contemplated when the incentive programs were established. These adjustments resulted in a total achievement level of 82% under the 2024 MICP for the NEOs, as opposed to 61% had the adjustment not been made, and a total achievement level of 57% under the 2022-2024 LTIP performance units for the NEOs, as opposed to 37% had the adjustment not been made. We have disclosed additional details relating to these adjustments throughout the CD&A below.

2025 Proxy Statement	64

Letter from the Compensation and Talent Management Committee
In determining achievement under our MICP, we also assess performance at the individual level. As previously disclosed, for over a decade, our short-term incentive plan has allowed us to adjust bonus payouts up or down based on how well we think someone has done their job. Over recent years, we have had in-depth discussions with our shareholders about this plan and the use of discretionary adjustments based on individual performance. Prompted by these discussions, we decided that these discretionary adjustments should only happen under extraordinary circumstances, and we have strengthened the process we use to decide what constitutes extraordinary circumstances. After evaluating performance, similar to 2023, we did not make any individual performance adjustments to the bonus payouts for 2024 for any NEO.

Supporting a Culture of Safety
The Committee also oversees CSX’s workforce and human capital strategies. This involves a range of initiatives, from hiring and retention to career progression, creating a healthy workplace culture, and ensuring the organization runs effectively. Safety remains a core principle at CSX and central to our strategy. Building off our ONE CSX cultural transformation, our aim is to cultivate a one-team workforce that is engaged and values collaboration and open communication across every level and role, enhancing the work experience for everyone. This is essential to both providing great customer service and helping our employees feel confident that they are cared for and the Company is prepared to oversee their safety.
In 2024, our Company launched the SAFE CSX initiative, which is a transformational three-year process of training, hands-on exercises, mentorship, and collaboration to better understand, identify, and address risk. SAFE CSX empowers all our employees to speak up about safety, share ideas, and work together to reduce risks and enhance safety leadership. This initiative is driving meaningful progress in reinforcing the safety culture across CSX. Important milestones so far include: the completion of workshops with 100% of our top Operations leaders to redefine our safety focus; the participation of over 1,700 field leaders in hands-on training to strengthen safety practices across ONE CSX; and nearly 800 field leaders trained to provide valuable feedback to employees multiple times per month. This equates to around 10,500 monthly safety discussions moving us forward together in safety.
There are clear opportunities to improve our safety performance. Though FRA personal injury rates remained higher in 2024 than in the previous year, most injuries were low severity. Also, in 2024, CSX recorded the fewest lost work-days in Company history. FRA train accident rates declined slightly for 2024. Notably, both of these rates are performance measures in our short-term incentive plan.
Going forward, the Company remains focused on working together to better ensure every member of the ONE CSX team gets home safely every day. Our success is closely linked to our ability to attract and retain talented individuals who are committed to our corporate goals. We, as a Committee, believe that compensation is an important way to motivate this commitment to our safety and other goals, with incentive plans that have the appropriate performance measures and targets. Because of this belief—and in light of continued questions from our shareholders around certain performance measures in our incentive plans, such as whether our specific safety measures are still appropriate and if we are considering the addition of any culture-related metrics—we are considering current and potential safety and cultural performance measures, among others, in our short-term incentive compensation plan over the next year. We will fully disclose and explain any changes to our plan structures in our 2026 Proxy Statement.

Continuing to Recognize Transformative Leadership
The Committee continues to recognize, and appreciate, efforts by our executive team to lead the Company to extraordinary achievements, even in the face of exceptional challenges. We remain dedicated to fostering a culture that attracts, retains, and motivates outstanding talent, and review executive compensation levels each year with this goal in mind. In February 2025, we reviewed the compensation levels for our President and CEO Joe Hinrichs. Based on this review, we determined that increases to Mr. Hinrichs’ target long-term incentive opportunity were appropriate. As a result, on February 12, 2025, we recommended—and the Board approved—a target long-term incentive opportunity increase from $11,400,000 to $12,500,000. This increase in Mr. Hinrichs’ long-term incentive target opportunity, which is largely performance based (60% of the grant is performance units), was related to his positioning within the Comparator Group and to recognize his outstanding continued performance and contributions to CSX, as described in the CD&A section below. No base salary or target annual bonus opportunity increases were approved for Mr. Hinrichs in 2025.
In addition, we also reviewed the compensation levels for our other NEOs, Messrs. Pelkey, Boone, Cory, and Fortune, and approved a 5% base salary increase for Mr. Pelkey from $700,000 to $735,000, a 3% base salary increase for Mr. Boone from $725,000 to $750,000, a 5% base salary increase for Mr. Cory from $725,000 to $760,000, and a 3% base salary increase for Mr. Fortune from $650,000 to $670,000. We also approved a target long-term incentive opportunity increase from $2,325,000 to $2,750,000 for Mr. Pelkey. These increases were effective February 1, 2025 and based on each NEO’s positioning within the Comparator Group, performance, and achievement of their 2024 goals—as also described in the CD&A section below. No increases in target annual bonus opportunities were approved for 2025.
We are proud of the CSX team’s response and continued focus on delivering strong customer satisfaction, safety, service, and operating efficiency performance, despite the challenges of 2024. We will continue to support this team as they invest in the strength and capabilities of our network and look forward to delivering on the profitable growth opportunities ahead of CSX.

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The following Report of the Compensation and Talent Management Committee will not be deemed “soliciting material” or “filed” with the SEC, and will not otherwise be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any previous or future filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company incorporates it by specific reference.
The Compensation and Talent Management Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on its review and these discussions, the Compensation and Talent Management Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference in the 2024 Annual Report on Form 10-K for filing with the SEC.

Steven T. Halverson, Chair March 25, 2025	Donna M. Alvarado	Anne H. Chow	Linda H. Riefler

James L. Wainscott	John J. Zillmer

2025 Proxy Statement	66

This CD&A section describes the structure of, and rationale for, our executive compensation program and provides important insights into the Committee’s processes for determining this structure. This CD&A focuses on the compensation of our NEOs for 2024, whose names and current positions with the Company are set forth below. To enable easier navigation, we have organized the CD&A disclosure into the following sections:

Key Business Highlights for 2024	68

Say on Pay and Shareholder Engagement	69

Compensation Program Objectives and Design	70

Elements of the Company’s 2024 Executive Compensation Program	74

2024 Compensation Decisions	77

2025 Compensation Decisions	81

2024 Base Salary	82

Short-Term Incentive Compensation	83

Long-Term Incentive Compensation	87

Employment Agreements	93

Benefits	94

Joseph R. Hinrichs President and Chief Executive Officer	Sean R. Pelkey Executive Vice President and Chief Financial Officer	Kevin S. Boone Executive Vice President and Chief Commercial Officer	Michael A. Cory Executive Vice President and Chief Operating Officer	Stephen Fortune Executive Vice President and Chief Digital & Technology Officer

67

Compensation Discussion and Analysis | Key Business Highlights for 2024

Key Business Highlights for 2024
CSX faced several notable operational challenges over 2024, including the collapse of the Francis Scott Key Bridge in Baltimore and the substantial disruption caused by Hurricanes Debby, Helene and Milton. Through the dedicated efforts of our employees, network fluidity was largely stable over the year. The Company’s focus on efficiency allowed CSX to control costs while maintaining high levels of customer service. CSX shipped 6.3 million units of freight in 2024 and generated operating income of $5.25 billion and adjusted operating income of $5.4 billion (excluding a $108 million impairment charge), representing a 5% and 3% decline from the prior year, respectively. In addition, CSX reported earnings of $1.79 per share and adjusted earnings of $1.83 per share compared to $1.85 unadjusted and $1.82 adjusted earnings per share in 2023. The Company’s total volume increased by 2% compared to 2023, supported by a recovery in Intermodal and solid performance in Merchandise, but overall financial results were affected by lower commodity prices, including weaker global coal benchmarks and diesel fuel prices, reduced coal volumes and hurricane effects.
CSX generated $5.2 billion in cash from operations in 2024 and reported total capital expenditures of $2.5 billion. The Company continued to invest in essential infrastructure, including track, bridges and signals, to maintain a safe, reliable railroad. CSX also invested in locomotive rebuilds, new freight cars and high-return strategic growth projects. Free cash flow reached $2.8 billion, and the Company returned $3.1 billion of capital to shareholders in the form of stock repurchases and dividends.
OPERATING INCOME(1)
Dollars in Millions
FULLY-DILUTED EARNINGS PER SHARE(1)

(1)Certain revisions have been made to prior period amounts, as described in our 2024 Annual Report. Calculations for adjusted operating income and earnings per share for 2024 can be found in the non-GAAP measures section of our 2024 Annual Report.
Over the year, our key business achievements reflected our primary strategic goals, as outlined at our 2024 Investor Day:
■Utilizing our Proven Model of efficient, consistent and reliable scheduled railroading
■Building on the Powerful Momentum in the marketplace that reflects our strong service performance and pursuit of creative, effective customer solutions
■Delivering sustained Profitable Growth with volume performance ahead of the industrial economy at substantial incremental margins
Examples of our progress include:
■Total volume growth of 2%, ahead of Industrial Production
■Merchandise revenue gains of 3%, driven by positive volumes, favorable pricing and the ramp-up of new industrial development projects across our network
■Broad customer recognition for consistent service, leading to direct modal and market share gains
■Capacity and efficiency improvements achieved through network optimization efforts and a successful, supportive culture
In 2025, our priorities are to maintain our consistent service and improve our operational efficiency as we execute substantial infrastructure projects comprising the rebuild of the Blue Ridge subdivision after the devastation caused by Hurricane Helene and the transformative, double stack expansion of the Howard Street Tunnel in Baltimore. These projects will add meaningful advantages to the Company’s resiliency and competitive position for years to come.

2025 Proxy Statement	68

Compensation Discussion and Analysis | Say on Pay and Shareholder Engagement

Say on Pay and Shareholder Engagement
The Committee takes its responsibility seriously to review and consider the results of the Company’s most recent “Say-on-Pay” vote, as well as any other feedback garnered through shareholder outreach and engagement initiatives. More insight on the Committee’s perspective on this responsibility is provided in the Letter from the Compensation and Talent Management Committee above.
Following the past few years of intensive shareholder outreach and engagement efforts focused heavily on our executive compensation program, the Committee has overseen the design of specific actions to be taken in response to key shareholder concerns. We have directly discussed these responsive actions with many of our shareholders and extensively disclosed them in our previous Proxy Statements. We are encouraged by the support that our Say-on-Pay proposals have received and, importantly, by the ongoing constructive dialogue with and positive feedback from our shareholders. In 2024, shareholders supported our Say-on-Pay proposal with approximately 83% voting in favor.
Throughout 2024 and into early 2025, we have again continued to proactively review our executive compensation program for further enhancements and have engaged with our shareholders. Though executive compensation remained an area of focus in the Company’s most recent year of shareholder outreach and engagement efforts, such efforts were very broad and covered several important topics. Comprehensive detail on these efforts, respective shareholder feedback and our response is provided in the “Shareholder Engagement” subsection of the “Corporate Governance” section above beginning on page 50 of this Proxy Statement. We encourage you to review this subsection for more perspective on our robust shareholder outreach and engagement program.
Information on our 2024-2025 shareholder outreach and engagement efforts focused on our executive compensation program is provided in the table below.

Shareholder Feedback	Action Taken by the Committee

Broad support for our previous changes to the CSX executive compensation program based on shareholder feedback and our ongoing commitment to proactive and transparent disclosures on this topic
No particular concerns around our 2024 compensation decisions, including the increases in compensation provided to our CEO
Continued questions around certain performance measures in our incentive plans, such as whether our specific safety measures are still appropriate and if we are considering the addition of any culture-related metrics, the rigor around the evaluation of and targets for our performance measures and whether we would disclose forward-looking long-term incentive plan targets

■Continued commitment to more fulsome and specific disclosure of the decisions we made and their rationale over the past year, the construct of our compensation arrangements, the performance measures utilized in our incentive plans and why and how we may use our discretion to adjust metrics or payouts from time to time
■Replaced operating ratio with operating margin in our short-term incentive compensation plan to support a growth mindset with focus on continued improvement
■Commitment to further consider current and potential safety, environmental, sustainability and cultural performance measures in our short-term incentive compensation plan
■Introduced additional rigor in evaluating an executive’s individual performance in our short-term incentive compensation plan and in the goal-setting process for all our incentive plans
■Proactive, robust disclosure on next-year compensation decisions
■Explanation that forward-looking long-term incentive plan targets are not disclosed for proprietary and competitive harm reasons

69

Compensation Discussion and Analysis | Compensation Program Objectives and Design

Compensation Program Objectives and Design
Objectives of CSX’s Executive Compensation Program
The primary objectives of the Company’s executive compensation program are to:
■Attract, motivate and reward executives for extraordinary results that create shareholder value;
■Reinforce a pay-for-performance culture with a significant portion of each NEO’s total compensation at-risk; and
■Implement short and long-term incentive plans with stretch targets that drive strong financial results in achieving sustainable growth, taking into account our business strategy and the expectations of our shareholders.
Alignment with Leading Governance Practices
The Committee has established an executive compensation program that incorporates leading governance practices. Highlighted below are our executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:	CSX Executive Compensation Practices Do NOT Include / Allow:

■Significant percentage of executive compensation that is performance based
■Performance measures with stretch targets that are highly correlated to shareholder value creation
■Short-term incentive compensation plan that contains financial, safety, operational and environmental goals
■Inclusion of multiple financial measures in short and long-term incentive plans
■Robust performance management and goal setting processes for the CEO and executive leadership
■Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
■Significant share ownership requirements for the CEO and executive leadership and non-employee directors
■Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
■Clawback triggers in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft or misconduct, beyond those required under SEC and NASDAQ rules
■Use of payout caps on short and long-term incentives
■Annual “Say-on-Pay” vote

■Re-pricing of underwater options without shareholder approval
■Excise tax gross-ups
■Recycling of shares withheld for taxes or exercise price
■Hedging or pledging of CSX common stock
■Vesting of equity awards with less than a one-year period
■Encouraging unreasonable risk taking

Factors Considered in Determining Executive Compensation
The Committee annually evaluates competitive market data for the NEOs, including base salary and short and long-term incentives, with that of similar positions at general industry companies and peer railroads that are part of an established comparator group for executive compensation purposes (the “Comparator Group”). The Committee considers the following factors, among others, in evaluating target compensation levels:
■Effectiveness in developing and implementing the Company’s business strategy to support financial and operating performance;
■Contribution to the Company’s financial and operating results;
■Individual performance, their role and the NEO’s experience;
■Leadership and the executive’s contribution to creating an employee culture that aligns with transformational business goals and reinforces the Company’s guiding principles, values and behaviors; and
■Nature, scope and level of the executive’s responsibilities internally relative to other executives and externally based on the Comparator Group.

2025 Proxy Statement	70

Compensation Discussion and Analysis | Compensation Program Objectives and Design
In keeping with past practices, and in consultation with its independent compensation consultant, Pay Governance, LLC, the Committee developed the Comparator Group for 2024, which was comprised of 20 primarily U.S.-based companies and North American railroads, to help shape our executive compensation decisions. The Committee annually assesses and approves the Comparator Group to ensure that it reflects market characteristics comparable to those of the Company, including revenue, assets, net income, market capitalization, number of employees, industry type and business complexity. In addition, the Committee reviews the degree of overlap with peer companies identified by the proxy advisory firms ISS and Glass Lewis.
As a result of its review, the Committee approved the following Comparator Group for 2024 compensation purposes, which did not change from 2023, with CSX’s placement among the Comparator Group in 2024 market capitalization and revenue provided below.
For the 2025 comparator group, the Committee replaced FedEx Corporation, Fortive Corporation and United Parcel Service, Inc. with Dover Corporation, J.B. Hunt Transport Services, Inc. and Otis Worldwide Corporation, as they better align to CSX’s revenue and market capitalization. In general, the annual revenues and current market capitalization of the peer companies fall within half to double of that at CSX.

2024 Comparator Group

Air Products and Chemicals, Inc. (NYSE: APD)
Canadian National Railway Company (NYSE: CNI)
Canadian Pacific Kansas City Limited (NYSE: CP)
Eaton Corporation (NYSE: ETN)
Ecolab Inc. (NYSE: ECL)
Emerson Electric Co. (NYSE: EMR)
FedEx Corporation (NYSE: FDX)

Fortive Corporation (NYSE: FTV)
Illinois Tool Works Inc. (NYSE: ITW)
Norfolk Southern Corporation (NYSE: NSC)
Parker-Hannifin Corporation (NYSE: PH)
PPG Industries, Inc. (NYSE: PPG)
Republic Services, Inc. (NYSE: RSG)
Schlumberger Limited (NYSE: SLB)

The Williams Companies, Inc. (NYSE: WMB)
Trane Technologies plc (NYSE: TT)
Union Pacific Corporation (NYSE: UNP)
United Parcel Service, Inc. (NYSE: UPS)
Wabtec Corporation (NYSE: WAB)
Waste Management, Inc. (NYSE: WM)

MARKET CAPITALIZATION AS OF DECEMBER 31, 2024
(in millions)

■	CSX	■	Median	■	Mean
REVENUE AS OF FISCAL YEAR-END 2024
(in millions)

■	CSX	■	Median	■	Mean

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Compensation Discussion and Analysis | Compensation Program Objectives and Design
Role of the Independent Compensation Consultant
Pursuant to its charter, the Committee has sole authority to select, retain and terminate any consultant used to assist the Committee in fulfilling its duties. The Committee has retained independent compensation consultant, Pay Governance, LLC (the “Consultant”), to provide objective analysis and to assist in the evaluation and development of the Company’s executive compensation program. The Consultant reports directly to the Committee Chair and attends all meetings where the Committee evaluates the overall effectiveness of the executive compensation program and analyzes or approves executive compensation. The Consultant is paid on an hourly fee basis, with such hourly rates approved by the Committee annually.

The Consultant’s Role and Responsibilities
■Analyze competitive practices, financial information, total shareholder return and other performance data in relation to the Company’s executive compensation philosophy and program
■Review compensation governance practices, including performing an annual risk assessment related to the Company’s executive compensation program
■Review performance targets and assess performance against targets for the Company’s short and long-term incentive plans to determine alignment and ensure they drive appropriate behavior
■Benchmark executive and director compensation
■Assess short and long-term incentive plan design in the context of the Company’s business goals, shareholder value creation, employee engagement and market and governance practices
■Provide regular updates to the Committee with respect to current trends and developments in legislative and regulatory activity, executive compensation program design and governance
■Assist in the development of the executive compensation comparator group each year
■Consult with the Committee Chair to plan and prioritize Committee agenda items

The Committee reviews the performance and independence of the Consultant on an annual basis, at which time it decides whether to renew the Consultant’s annual engagement. Each year, the Committee considers all appropriate information relating to the independence of the Consultant and its professionals involved in the work performed for, and advice provided to, the Committee. In 2024, the Committee determined that: (i) the relationships and work of the Consultant and their professionals did not present any conflict of interest; and (ii) the Consultant and their professionals were independent for the purpose of providing advice to the Committee with respect to matters relating to the compensation of the executives and non-employee directors of the Company.

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Compensation Discussion and Analysis | Compensation Program Objectives and Design
Compensation Risk Evaluation and Mitigation
The Committee believes an appropriately structured executive compensation program should take into consideration enterprise risk and discourage behavior that leads to inappropriate increases in the Company’s overall risk profile. Accordingly, the Committee, with the help of its Consultant, regularly reviews the Company’s enterprise risks and executive compensation program to consider whether the plans motivate appropriate behaviors and mitigate unnecessary or excessive risk taking.
Each year, the Committee reviews a risk assessment prepared by management and independently by the Consultant that focuses on the structure, key features and risk-mitigating factors included in the Company’s executive compensation program. This risk assessment:
■Describes the process for establishing the Company’s executive compensation program;
■Reviews potential risks and mitigating factors related to the Company’s executive compensation program;
■Analyzes the relationship between the executive compensation program and the Company’s risks identified through the Company’s enterprise risk management process; and
■When appropriate, provides recommendations for potential enhancements to further mitigate executive compensation risks.
The risk assessment, which includes a summary of all executive compensation elements and total rewards, helps the Committee evaluate: (i) the nature of the risks inherent in the Company’s executive compensation program; and (ii) whether the Company has designed and implemented appropriate risk management processes that foster a culture of risk-awareness.
In 2024, this assessment led to a conclusion by management, which was affirmed by the Consultant, that the Company’s executive compensation program was appropriately designed to mitigate compensation risk. As a result, the Committee believes that any risks arising from its executive compensation policies and practices are not likely to have a material adverse effect on the Company.

Executive Compensation Program Features that Serve to Mitigate Risk
■Compensation is appropriately balanced between: (i) fixed and variable compensation; and (ii) short and long-term incentives
■Significant weighting towards long-term incentive compensation discourages short-term risk taking
■Long-term incentive plans utilize performance units, non-qualified stock options and restricted stock units with overlapping vesting periods for outstanding plan cycles
■Performance measures for short and long-term incentive awards reinforce the Company’s business goals
■Clawback triggers in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft or misconduct, beyond those required under SEC and NASDAQ rules
■Financial performance measures have a strong correlation to long-term shareholder value creation
■Multiple financial performance measures in the short and long-term incentive plans provide a balanced approach and limit specific focus and behaviors to enhance results related to a single metric
■Short and long-term incentive awards include maximum payout caps
■Internal controls over the measurement and calculation of performance measures protect data integrity
■Share ownership guidelines reinforce alignment of executive and shareholder interests

73

Compensation Discussion and Analysis | Elements of the Company's 2024 Executive Compensation Program

Elements of the Company’s 2024 Executive Compensation Program
The Committee makes its decisions concerning the specific compensation elements and total compensation paid or awarded to the Company’s NEOs within the executive compensation framework. The objective is to provide total rewards opportunities that are competitive with those offered by companies in the Comparator Group and that appropriately incentivize individual and team performance and drive shareholder value creation.
The actual amount of incentive compensation paid is dependent upon both the achievement of Company performance goals and, in the case of short-term incentives, the additional consideration of individual performance. The Committee reviews the goals, performance and accomplishments of each NEO annually to ensure incentive payouts are consistent with the Company’s overall performance and business objectives.

Pay Element	Form	Performance	Objective

Salary	Cash	Based on assessment of each NEO’s scope of responsibilities, individual performance, experience and contribution and market data	Recruit, motivate and retain talented, high-performing executives
Incentive Compensation

Short-Term Incentives	Cash
The Company’s performance measures for the 2024 Management Incentive Compensation Plan (“MICP”) and weightings at target are:
■Operating Income (30%)
■Operating Margin (30%)
■Initiative-based Revenue Growth (10%)
■Safety (10%) – Personal Injury (5%) and Train Accident Rates (5%)
■Fuel Efficiency (10%)
■Trip Plan Compliance (10%)
Under the MICP, there is an individual performance modifier, which gives discretion to reward extraordinary or penalize poor performance. For the CEO and executive leadership team, the MICP provides up to a 1.5x modifier, with a maximum total payout of up to 250% of the NEO’s Target Incentive Opportunity.
Motivate and reward executives and eligible employees for driving Company performance within a one-year period

Long-Term Incentives	■Performance Units (60%) ■Non-qualified Stock Options (20%) ■Restricted Stock Units (20%)
The performance measures and weightings for the Performance Units issued as part of the 2024–2026 Long-Term Incentive Plan (“LTIP”) are:
■Average Annual Operating Income Growth Rate (50%) (formerly called Average Annual Operating Income Growth Percentage)
■Economic Profit (50%) (formerly called CSX Cash Earnings or CCE)
Performance Units are subject to a formulaic linear Relative Total Shareholder Return modifier of +/- 25% up to a 250% maximum payout if performance is above the 60th percentile or below the 40th percentile, with no impact to the payout with performance between the 40th and 60th percentiles
Non-qualified Stock Options vest ratably over three years and only have value if the price of CSX’s common stock increases after grant
Restricted Stock Units vest ratably over three years
Motivate and reward executives to drive strategic initiatives that create long-term shareholder value

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Compensation Discussion and Analysis | Elements of the Company's 2024 Executive Compensation Program
The Company also provides retirement and other health and group benefits, a non-qualified deferred compensation plan and limited perquisites. The NEOs generally participate in the same benefits programs as all eligible management employees.
The performance metrics included in the 2024 short and long-term incentive plans not only align to the overall objectives of the executive compensation program, they also support the Company’s continued focus on sustainable growth and shareholder value creation.

2024 Incentive Plan Award	Performance Metric	Metric Weight	How Metric Supports Sustainable Growth

2024 Short-Term Incentive Plan (MICP)	Operating Income		■Used to gauge the general health of the Company and to quantify operating profit margin ■Aligns with the Company’s objective of profitable growth

	Operating Margin		■Key indicator of the Company’s efficiency ■Encourages the Company to deliver results that grow the business while optimizing assets

	Initiative-based Revenue Growth		■Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ■Directly supports profitable growth by driving operating income

Safety
■Reinforces the critical importance of ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate
■Consists of FRA Personal Injury Rate (5%) and FRA Train Accident Rate (5%)

	Trip Plan Compliance		■Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ■Focuses on reliable and accurate service for customers

	Fuel Efficiency		■Indicates the Company’s fuel productivity over the distance traveled ■Supports environmental stewardship by reducing carbon emissions

2024-2026 Long-Term Incentive Plan (LTIP)	Average Annual Operating Income Growth Rate		■Measures the average increase in operating income for the three-year LTIP cycle ■Aligns with the Company’s objective of profitable growth

Economic Profit
■Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
■Encourages investments in growth projects that earn more than an expected rate of return

	Relative Total Shareholder Return	Modifier of +/- 25% up to 250% maximum payout with no impact to the payout between the 40th and 60th percentiles	■Designed to appropriately align NEO payouts with share price performance relative to the Standard and Poor’s 500 (“S&P 500”) Industrials Index companies

75

Compensation Discussion and Analysis | Elements of the Company's 2024 Executive Compensation Program
2024 Target Compensation Mix for the CEO and Other NEOs
The Company’s executive compensation philosophy requires that a substantial portion of total compensation be at-risk and consist of performance-based incentives that are linked to CSX’s financial and operating results. In addition, the Committee strives to provide an appropriate balance between short and long-term incentive compensation. The mix between fixed and variable, or at-risk compensation, and short and long-term incentive compensation is designed to align the NEOs’ financial incentives with shareholder interests.
The target compensation mix for each of the NEOs is shown below. In 2024, the percentage of Mr. Hinrichs’ total target compensation that was variable and at-risk was 76% and the average for the other NEOs was approximately 70%. The percentage of variable or at-risk compensation is calculated as the sum of the target amount of short-term incentives, performance units granted and stock options granted divided by the total target compensation.

Joseph R. Hinrichs	Sean R. Pelkey	Kevin S. Boone

President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Commercial Officer

Michael A. Cory	Stephen Fortune

Executive Vice President and Chief Operating Officer	Executive Vice President and Chief Digital & Technology Officer

Salary	Cash-based Short-term Incentives	Performance Units	Non-qualified Stock Options	Restricted Stock Units

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Compensation Discussion and Analysis | 2024 Compensation Decisions

2024 Compensation Decisions
CSX provides competitive total compensation opportunities in line with Comparator Group companies with a focus on pay-for-performance and shareholder value creation. All compensation decisions for the CEO are made by the non-management members of the Board, and all compensation decisions for the other NEOs are made by the Committee in consultation with the CEO. This rigorous review process is designed to ensure that executive compensation reflects considerations based on market practice, internal equity and the business needs of CSX.
In February 2024, the Board reviewed the compensation levels for Mr. Hinrichs and, based on this review, determined that increases to his annual base salary, target annual bonus opportunity and target long-term incentive opportunity were appropriate. As a result, on February 16, 2024, the Board approved a base salary increase from $1,400,000 to $1,500,000 (7% increase), a target annual bonus opportunity increase from 150% of base salary to 175% of base salary (approximately 16.67% increase) and a target long-term incentive opportunity increase from $10,000,000 to $11,400,000 (14% increase). In addition, the Board approved an increase in the annual cap on the aggregate incremental cost to the Company of Mr. Hinrichs’ personal use of corporate aircraft that will be covered by the Company from $175,000 to $250,000.
When the Board appointed Mr. Hinrichs as President and CEO in September 2022, the Board set Mr. Hinrichs’ compensation at a level intended to compensate him fairly, while also acknowledging that he was new to the rail industry and aiming to provide a runway with him to increase his compensation over time, in a manner commensurate with his increased industry expertise and achievements. Specifically, the Board anticipated that if Mr. Hinrichs was successful in making measurable progress on the Company’s key strategic goals, including (i) building and improving the overall CSX culture and morale among employees, (ii) increasing service levels and customer engagement and (iii) continuing the Company’s efforts to increase safety, then the Board would approve commensurate increases to his compensation over time. The Board believes that improvements in these areas, while continuing the Company’s operational excellence, will unlock additional opportunities for CSX and increase its competitiveness and shareholder value over the long term.
Over his tenure at CSX, Mr. Hinrichs has exceeded the Board’s expectations in virtually all these areas.
■Mr. Hinrichs is transforming the Company’s culture. He has championed the ONE CSX culture by actively engaging on the ground with employees and advancing cultural changes. This has resulted in significant improvement in employee engagement and satisfaction, and Company culture has gone from being an area of concern to an area of great pride.
■Mr. Hinrichs has led negotiations to make CSX the first U.S. railroad to come to agreement with unions to provide paid sick leave to union employees of certain crafts—a critical step in preventing a nationwide railroad strike—and is continuing to lead the industry for the next round of collective bargaining.
■From a service perspective, Mr. Hinrichs has supported CSX becoming an industry leader in service. Under his leadership in just the first year of his tenure, the Company had the best and, importantly, most consistent level of service to its customers as reflected in nearly every customer service metric in the industry. CSX was the first railroad to be released from STB reporting of certain of these metrics.
■On safety, CSX has been one of the leaders among Class I railroads with the lowest number of injuries in 2023 and the second lowest train accident rates in an environment where the Company was training over 2,000 new train and engine service employees. Unfortunately, rail is an inherently dangerous industry and there have been challenges, including one fatality in 2024. The Board believes that the changes in culture described above and Mr. Hinrichs’ commitment to improving safety at all levels and decision to bring on an industry veteran Chief Operating Officer, Michael A. Cory, will yield improvement to the Company’s safety record.
The Board believes the foundational changes that Mr. Hinrichs has been able to implement will make CSX stronger and more successful over the long term, and the Board believes that it is in the Company’s best interests to recognize and reward him for his work thus far and continue to incentivize him over the coming years. Notably, most of the increases in compensation provided to Mr. Hinrichs are in the form of performance-based compensation.
In addition, Mr. Pelkey received a 6% base salary increase for 2024, to address competitive gaps, to provide better alignment with our Comparator Group and based on performance and achievement of his 2023 goals. None of our other NEOs received increases to their annual compensation for 2024.
To better demonstrate and provide support for our 2024 compensation decisions, the scorecards below include biographical information and career highlights for each NEO, along with their respective 2024 accomplishments and an overview of their actual compensation. Unlike the charts above, which show the target compensation mix for each of the NEOs, the actual compensation charts below include 2024 base salary earnings, 2024 MICP payouts based on Company performance and long-term incentives (“LTIs”) granted in 2024. The percentage of LTIs that is performance based is calculated by the amount of performance units granted divided by the total LTI awards granted.

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Compensation Discussion and Analysis | 2024 Compensation Decisions

Joseph R. Hinrichs, 58 PRESIDENT AND CHIEF EXECUTIVE OFFICER Tenure 2.5 years

RESPONSIBILITIES:
Mr. Hinrichs joined CSX in September 2022 as President and Chief Executive Officer. Mr. Hinrichs has more than 30 years of experience in the global automotive, manufacturing operations and energy sectors. Prior to joining CSX, he served as President of Ford Motor Company’s automotive business. He began his career with General Motors in 1989 as an engineer and quickly ascended into management. Between management roles at Ford and General Motors, Mr. Hinrichs oversaw investments in small entrepreneurial businesses for Ryan Enterprises, a private equity firm. Mr. Hinrichs brings to CSX a commitment to operational excellence, experience building businesses through investment in people and culture and a deep understanding of balancing safety and efficiency in a complex industry.

2024 ACCOMPLISHMENTS:
■Hosted an Investor Day to articulate CSX’s growth pipeline, margin opportunity and confidence in the team.
■Announced a significant milestone in the Howard Street Tunnel Project with the launch of double-stacked rail operations to and from the Port of Baltimore and developed a plan with stakeholders to complete in 2025.
■Pursued and implemented several industry-leading labor strategies to support operational business performance including a multi-level labor strategy to reach historic tentative agreements covering national and local terms with major transportation, maintenance of way and shop craft unions.
■Established a coordinated community and employee outreach to over 2,400 employees in response to Hurricanes Helene and Milton.
■Implemented CSX’s second full Employee Trust survey and fourth overall trust survey focused on measuring five trust dimensions. Drove progress on building employee skills, investing in employee careers and well-being, providing tools and resources to change the employee experience and breaking down organizational silos.

2024 ACTUAL COMPENSATION

Base Salary:	$1,487,302
Annual Bonus Earned(1):	$2,110,361
Long-Term Incentives Granted:	$11,400,044
Total Actual Compensation:	$14,997,707
60% of 2024 LTIs granted were performance based
(1)Amount represents the amount that would have been earned under the 2024 MICP before the Committee's reduction of the payout to satisfy its obligations under the Clawback Policy. More information can be found below in “Recovery of Erroneously Awarded Compensation.”

Sean R. Pelkey, 45 EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Tenure 19.7 years

RESPONSIBILITIES:
Mr. Pelkey was promoted to Executive Vice President and Chief Financial Officer in January 2022. In this role, he is responsible for all financial aspects of the Company’s business, including financial and economic analysis, accounting, investor relations, tax, treasury and purchasing activities. Mr. Pelkey has more than 19 years of experience in finance, investor relations and financial planning. Since joining CSX in 2005, he has held a variety of finance roles, including Vice President – Finance and Assistant Vice President Capital Markets, as well as several leadership roles in investor relations, financial planning and IT finance.

2024 ACCOMPLISHMENTS:
■Delivered $168M of direct value across departments including recovery of foreign fuel, cost reduction initiatives, optimizing tax structures and interest rate swaps.
■Improved asset utility and operational efficiency of the supply chain function through meaningful reductions to inventory carrying costs and development of a long-term strategy.
■Developed employee engagement initiatives within the department and across the Company focused on CFO education, People Leader development and community service.

2024 ACTUAL COMPENSATION

Base Salary:	$696,667
Annual Bonus Earned(1):	$571,267
Long-Term Incentives Granted:	$2,325,056
Total Actual Compensation:	$3,592,990
60% of 2024 LTIs granted were performance based
(1)Amount represents the amount that would have been earned under the 2024 MICP before the Committee's reduction of the payout to satisfy its obligations under the Clawback Policy. More information can be found below in “Recovery of Erroneously Awarded Compensation.”

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Compensation Discussion and Analysis | 2024 Compensation Decisions

Kevin S. Boone, 48 EXECUTIVE VICE PRESIDENT AND CHIEF COMMERCIAL OFFICER Tenure 7.5 years

RESPONSIBILITIES:
Mr. Boone has served as Executive Vice President and Chief Commercial Officer since June 2021. In this role, he is responsible for developing and implementing the Company’s commercial strategy. Mr. Boone previously served as Executive Vice President and Chief Financial Officer from October 2019 until June 2021. Mr. Boone has more than 20 years of experience in finance, accounting, mergers and acquisitions and covering industries including the transportation sector. He joined CSX in September 2017, as Vice President – Corporate Affairs, and was later named Vice President – Sales & Marketing leading research and data analysis to advance growth strategies for CSX.

2024 ACCOMPLISHMENTS:
■Achieved greater than $550 million in initiative-based revenue growth, and grew volume 2% ahead of industrial production.
■Grew major industrial development projects over $200 million, added properties to the site selection program and received the Louisiana site selection designation for a CSX-owned site in New Orleans.
■Established development and direct training opportunities including a sales training program to align strategic goals and best practices through the organization.

2024 ACTUAL COMPENSATION

Base Salary:	$725,000
Annual Bonus Earned(1):	$594,500
Long-Term Incentives Granted:	$3,150,026
Total Actual Compensation:	$4,469,526
60% of 2024 LTIs granted were performance based
(1)Amount represents the amount that would have been earned under the 2024 MICP before the Committee's reduction of the payout to satisfy its obligations under the Clawback Policy. More information can be found below in “Recovery of Erroneously Awarded Compensation.”

Michael A. Cory, 62 EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER Tenure 1.5 years

RESPONSIBILITIES:
Mr. Cory joined CSX in September 2023 as Executive Vice President and Chief Operating Officer. He is responsible for overseeing CSX’s operations strategy and coordinating all aspects of the Company’s Transportation, Mechanical and Engineering department performance. Mr. Cory previously had a 39-year career with Canadian National Railway (“CN”), where he served as the Executive Vice President and Chief Operating Officer from 2016 to 2019. During his tenure at CN, Mr. Cory was deeply involved in the implementation of scheduled railroading as a transformative operating model.

2024 ACCOMPLISHMENTS:
■Completed significant reworking of the operating plan in preparation for the Howard Street Tunnel closure and in response to the Blue Ridge outage caused by hurricanes.
■Successful implementation of the reacquired MNBR lease to improve service to our customers.
■Launched SAFE CSX, focused on leveraging leadership development to identify safety hazards and mitigate risks.

2024 ACTUAL COMPENSATION

Base Salary:	$725,000
Annual Bonus Earned(1):	$594,500
Long-Term Incentives Granted:	$3,150,026
Total Actual Compensation:	$4,469,526
60% of 2024 LTIs granted were performance based
(1)Amount represents the amount that would have been earned under the 2024 MICP before the Committee's reduction of the payout to satisfy its obligations under the Clawback Policy. More information can be found below in “Recovery of Erroneously Awarded Compensation.”

79

Compensation Discussion and Analysis | 2024 Compensation Decisions

Stephen Fortune, 55 EXECUTIVE VICE PRESIDENT AND CHIEF DIGITAL & TECHNOLOGY OFFICER Tenure 3.0 years

RESPONSIBILITIES:
Mr. Fortune joined CSX in April 2022 as Executive Vice President and Chief Digital & Technology Officer. Mr. Fortune is responsible for leading CSX’s technology strategy development and implementation and supporting business growth through innovative digital solutions, as well as overseeing all aspects of the Company’s information technology systems operations. Mr. Fortune brings over 30 years of experience as a corporate technology leader. Prior to CSX, he served three decades at BP, most recently as Chief Information Officer of the global BP Group. He began his BP career as a chemical and process engineer before moving into operations management and transitioning into information technology in 2003.

2024 ACCOMPLISHMENTS:
■Completed the Data Center cloud migrations to Microsoft Azure, marking CSX as the first railway in the U.S. to migrate to Azure. Achieved significant milestones in our SAP transformation, modernized pricing, rating and contract management systems and advanced the Analytics Transformation Program, reducing reports from 50,000 to just 2,300.
■Fostered a culture of innovation with the InnovationX initiative, sourcing over 650 ideas from employees and advancing 36 projects to the Proof-of-Concept stage.
■Successfully replaced the legacy Intermodal system (Pegasus) with a modern door-to-door system, transitioned trucking operations from Evans to STG and shifted off-core moves to Union Pacific.

2024 ACTUAL COMPENSATION

Base Salary:	$650,000
Annual Bonus Earned(1):	$533,000
Long-Term Incentives Granted:	$2,325,056
Total Actual Compensation:	$3,508,056
60% of 2024 LTIs granted were performance based
(1)Amount represents the amount that would have been earned under the 2024 MICP before the Committee's reduction of the payout to satisfy its obligations under the Clawback Policy. More information can be found below in “Recovery of Erroneously Awarded Compensation.”

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Compensation Discussion and Analysis | 2025 Compensation Decisions

2025 Compensation Decisions
In February 2025, the Board reviewed the compensation levels for Mr. Hinrichs and, based on this review, determined that increases to his target long-term incentive opportunity were appropriate. As a result, on February 12, 2025, the Board approved a target long-term incentive opportunity increase from $11,400,000 to $12,500,000 (10% increase). This increase in his long-term incentive target opportunity, which is largely performance based (60% of the grant is performance units), was related to his positioning within the Comparator Group and to recognize his outstanding continued performance and contributions to CSX. No base salary or target annual bonus opportunity increases were approved for Mr. Hinrichs in 2025.
In addition, the Committee also reviewed the compensation levels for Messrs. Pelkey, Boone, Cory and Fortune, and approved a 5% base salary increase for Mr. Pelkey from $700,000 to $735,000, a 3% base salary increase for Mr. Boone from $725,000 to $750,000, a 5% base salary increase for Mr. Cory from $725,000 to $760,000 and a 3% base salary increase for Mr. Fortune from $650,000 to $670,000. The Committee also approved a target long-term incentive opportunity increase from $2,325,000 to $2,750,000 (18% increase) for Mr. Pelkey. These increases were effective February 1, 2025 and were made based on the Committee’s review and consideration of each NEO’s positioning within the Comparator Group, performance and achievement of their 2024 goals. The modestly higher base salary increases provided to Messrs. Cory and Pelkey and the increase in long-term incentive value for Mr. Pelkey were made to address competitive gaps and to provide better alignment with our Comparator Group. No increases in target annual bonus opportunities were approved for 2025.

81

Compensation Discussion and Analysis | 2024 Base Salary

2024 Base Salary
The Committee determines a base salary for the CEO and each NEO annually based on its assessment of the individual’s scope of responsibilities, performance and experience. The Committee also considers salary data for similar positions within the Comparator Group. After considering this information, the Committee made adjustments for certain NEOs. Base salary may represent a larger or smaller percentage of total compensation actually paid, depending on whether actual Company and individual performance under the short and long-term incentive plans fall short of or exceed the applicable performance targets.
In 2024, the Committee reviewed the annual compensation of the Company’s NEOs and approved, or recommended Board approval in connection with the CEO, changes to base salaries that reflected the consideration of market data, individual performance, overall responsibilities, internal equity and functional experience.
In February 2024, the Board approved a base salary increase for Mr. Hinrichs and the Committee approved a base salary increase for Mr. Pelkey. Mr. Hinrichs received a 7% base salary increase to $1,500,000, based on his performance and progress made towards the Company’s key strategic goals. Mr. Pelkey received a 6% base salary increase to $700,000, to address competitive gaps, to provide better alignment with our Comparator Group and based on performance and achievement of his 2023 goals. Both of these adjustments were effective as of February 1, 2024. No other NEOs received a base salary increase in 2024.

NEO	2024 Annual Base Salary	Changes from 2023	Reasons for Changes
Joseph R. Hinrichs	$1,500,000	7%	Due to performance and achievement of his 2023 goals and positioning within the Comparator Group
Sean R. Pelkey	$700,000	6%	Due to performance, achievement of his 2023 goals and positioning within the Comparator Group
Kevin S. Boone	$725,000	—%	No change from 2023
Michael A. Cory	$725,000	—%	No change from 2023
Stephen Fortune	$650,000	—%	No change from 2023

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Compensation Discussion and Analysis | Short-Term Incentive Compensation

Short-Term Incentive Compensation
Goal Setting Process for the 2024 MICP
In February 2024, the Committee established and approved the measures and targets under the 2024 Management Incentive Compensation Plan (MICP) and developed a performance structure to drive business results and create value for shareholders. The MICP was designed to deliver results that drive profitability, improve safety, enhance customer service and grow revenue, while optimizing assets and controlling costs. In addition to the financial and customer service goals, the Committee included operations and environmental-focused measures related to safety and fuel efficiency in the plan. The Committee established the following target 2024 MICP incentive opportunities (“Target Incentive Opportunity”) for each NEO.

NEO	Target Incentive Opportunity (% of Base Salary)
Joseph R. Hinrichs	175%
Sean R. Pelkey	100%
Kevin S. Boone	100%
Michael A. Cory	100%
Stephen Fortune	100%
The 2024 MICP was structured to reward executives and eligible employees for driving Company performance over a one-year period. Each NEO was provided a Target Incentive Opportunity based on the goals established by the Committee expressed as a percentage of base salary earned during the year and positioning of similar roles in the Comparator Group as set forth in the table above. The Target Incentive Opportunity levels for Messrs. Boone, Cory, Fortune and Pelkey remained the same as in 2023. The increase in the Target Incentive Opportunity of 150% to 175% for Mr. Hinrichs was driven by the positioning of similar roles in the Comparator Group and his continued strong performance.

83

Compensation Discussion and Analysis | Short-Term Incentive Compensation
2024 MICP Performance Measures
In February 2024, the Committee approved the performance measures for the 2024 MICP, which included financial performance measures, and safety, operational, customer service and environmental measures, all of which support our business strategy. The financial measures account for 70% of the MICP’s overall weighting and the safety, operational, customer service and environmental measures account for 30%. These measures have been and continue to be critical drivers of CSX’s business success. The Committee approved weightings for each of the performance measures as set forth below.
As was previously disclosed in the Company’s 2024 Proxy Statement, the Company replaced operating ratio with operating margin, effective for 2024. This shift was meant to foster a mindset geared towards growth by focusing on improving profit margins through service-oriented business strategies, while still being mindful of costs and asset utilization. The Company’s intent was to emphasize customer service, together with cost control and effective use of assets, as the keys to higher profitability.
To determine the achievement under the MICP, the Committee assesses the Company’s performance against each of the goals for the year based on the financial statement results for such year. These Company performance measures can result in an achievement level between 0% and 200% of the NEO’s Target Incentive Opportunity.
On January 26, 2025, the Committee approved an adjustment to the calculation of the operating income and operating margin metrics under the 2024 MICP to exclude a $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024 (the “2024 MICP Adjustment”). The Committee views this adjustment as a standard practice for impairment charges of this kind and appropriate under these circumstances given the significant, one-time, unique and externally-influenced nature of the goodwill impairment. In addition, the Committee did not view the goodwill impairment charge as indicative of the Company’s or the NEOs’ underlying performance and acknowledged that the impact of the charge was not contemplated when the 2024 MICP was established. For more information regarding the goodwill impairment charge, please review the 2024 Annual Report. This adjustment resulted in a total achievement level of 82% under the 2024 MICP for the NEOs, as opposed to 61% had the adjustment not been made. Additional details regarding the impact of the 2024 MICP Adjustment are provided under “2024 MICP Targets and Payout Percentages” below.
The MICP also contemplates that the Committee may make a discretionary adjustment upward or downward to an executive’s calculated bonus award based on a determination of individual performance or to reflect any recoupment obligations under the Company’s Clawback Policy. No individual performance adjustments were applied to 2024 payouts for any NEO.
Upward payout adjustments for each of the NEOs are permitted under the plan and are capped at 150% of the Company’s MICP payout, with a maximum total payout under the MICP of 250% of the NEO’s Target Incentive Opportunity. If the Committee believes that any instance of individual performance adjustment is merited—upward or downward—fulsome and specific disclosure of how compensation decisions are tied to goals and performance will be provided. The Committee has determined that the circumstances under which individual performance adjustment(s) might be appropriate should be exceptional. To build on that commitment, the Committee has enhanced the rigor around the review process—through which the Committee determines payout adjustments—to ensure that such process evaluates truly exceptional achievement against pre-established performance goals set at the beginning of the year, as well as other outstanding accomplishments that impact shareholder value creation, our customers and employee culture. See the next section for information regarding the adjustments applied pursuant to the Company’s Clawback Policy.

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Compensation Discussion and Analysis | Short-Term Incentive Compensation
2024 MICP Targets and Payout Percentages
In light of the continuing economic uncertainties that existed in February 2024 when the 2024 MICP was adopted, the Committee approved annual incentive targets reflective of the muted economic environment that would continue to build on the Company’s strong customer service levels and drive new business opportunities and revenue growth. The 2024 MICP operating income target was set $39 million above the actual achievement level of operating income under the 2023 MICP, all based on pre-restated financials. As the Company disclosed, 2024 results included the unfavorable impacts from lower export coal pricing, net fuel headwinds, reduced intermodal storage revenue and cycling of prior year insurance settlements. The Company also faced incremental and unanticipated headwinds in the year related to unfavorable impacts from hurricanes as well as the Francis Scott Key Bridge collapse. In total these items represented over $400 million of year-over-year headwinds.
As noted above, the Committee assessed the performance of the 2024 MICP performance metrics for the year and applied the 2024 MICP Adjustment pursuant to its authority under the MICP. The specific threshold, target and maximum achievement levels and applicable weighting for each performance measure are set forth in the table below. Total achievement levels, both before and after the application of the 2024 MICP Adjustment, are also provided. These amounts do not reflect any reduction required pursuant to the Clawback Policy and therefore only reflect the amounts that otherwise would have been earned based solely on achievement of the performance metrics.
The Committee believes that the measures for the MICP were directly aligned with the Company’s strategic short-term goals, are directly impacted by executive leadership actions, supported our long-term strategy, helped deliver shareholder value and ensured retention of critical talent. The following table demonstrates the Company’s 2024 achievements against each target and the overall resulted achievement level.

2024 MICP Performance Measures(1)	Threshold(1) (0%-50% payout)	Target (100% payout)	Maximum (200% payout)	Individual Measure Payouts	Total Achievement Level
Financial Goals – 70% weighting					Adjusted: 82%(5) Unadjusted: 61%(5)
Operating Income (30% weighting)				Adjusted: 21% Unadjusted: 17%
Operating Margin(2) (30% weighting)				Adjusted: 17% Unadjusted: 0%
Initiative-based Revenue Growth(3) (10% weighting)				20%
Safety, Operational and Environmental Goals(4) – 30% weighting
FRA Personal Injury Rate (5% weighting)				0%
FRA Train Accident Rate (5% weighting)				0%
Trip Plan Compliance (10% weighting)				7%
Fuel Efficiency (10% weighting)				17%

(1)Performance measure payouts are determined independently and each measure could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table.

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(2)Like prior plan years, the 2024 MICP allowed a formulaic adjustment to the operating margin performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $4.00 to $4.50 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating margin. Because the 2024 average price per gallon was $3.76 for highway diesel fuel, which was below the range, there was an adjustment to the operating margin goal, which increased by 20 basis points.
(3)Initiative-based Revenue Growth is a non-GAAP measure calculated by the amount of newly generated line-haul revenue associated with specific customer initiatives in the year. Line-haul revenue is the revenue generated from moving traffic, excluding fuel surcharge, before any costs or expenses are deducted.
(4)Certain safety actuals and operations performance can continue to settle over time. The Company’s 2024 achievements demonstrated in this table reflect actuals as of around the time the Committee approved the overall resulted payout in early 2025. These metrics were not impacted by the 2024 MICP Adjustment.
(5)For 2024, pursuant to the 2024 MICP Adjustment, the operating income and operating margin metrics excluded the $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024. Had this adjustment not been made, the aggregate achievement level would have been 61% of target. No individual performance adjustments were applied to 2024 payouts for any NEO.
As described further below under “Recovery of Erroneously Awarded Compensation,” in order to satisfy its recoupment obligations under the CSX Clawback Policy following its 2024 “little r” financial restatement, and pursuant to its authority under the MICP, the Committee reduced the amounts that would have otherwise been earned by its covered executives under the 2024 MICP based on the achievement levels set forth above by an amount equal to the amount of erroneously awarded compensation that was paid to such covered executives. The amounts presented in the table reflect the amounts that would have been earned before the Committee’s reduction of the payout to satisfy its obligations to recover the recoupment amount from the covered executives, which are described further below.
2025 Management Incentive Compensation Plan Design
The 2025 Management Incentive Compensation Plan (MICP) design continues to emphasize financial, safety, operational and environmental performance measures and enhance focus on items that employees have the ability to directly influence, align to shareholder expectations and support the ONE CSX strategy. In addition, given the Committee’s commitment to enhance the rigor around its MICP review process, the 2025 MICP, like prior plan years, takes into consideration pre-established individual performance goals for the CEO and other NEOs against which adjustments for poor or exceptional performance will be determined.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation

Long-Term Incentive Compensation
The Company’s long-term incentive compensation program is intended to:
■Engage and reward NEOs for extraordinary results that will maximize shareholder value;
■Reinforce a pay-for-performance culture with a significant portion of total compensation at-risk; and
■Align NEO interests with those of shareholders, with a focus on generating sustainable performance over a multi-year period.
These goals are accomplished by providing equity-based incentives focused on financial performance measures that: (i) have a historically high correlation to shareholder returns; (ii) are within management’s direct control; and (iii) encourage long-term commitment to delivering shareholder value. Long-term incentives have been granted under the shareholder-approved 2019 Stock and Incentive Award Plan (the “Stock Plan”).
The Stock Plan allows for different types of equity-based awards and provides flexibility in compensation designed to attract, retain and engage high-performing executives. The Committee determines the mix of equity vehicles annually to ensure alignment with market practice, motivate appropriate long-term, results-driven behaviors, align Company and NEO performance with shareholder interests and drive value creation.
Elements of Long-Term Incentive Compensation
A significant portion of the NEOs’ target compensation is comprised of the LTIP awards. Each year, the Committee, as part of its review process, determines a market competitive long-term incentive target grant value for each NEO, which is then converted into the corresponding value of equity-based awards. For 2024, the LTIP grants for the NEOs were comprised of performance units (60% weighting), non-qualified stock options (20% weighting) and restricted stock units (20% weighting), which were designed to drive long-term value and growth through the achievement of Company performance goals and increased stock price. The grants associated with each three-year cycle are reviewed and approved by the Committee each year for the NEOs and other eligible participants, and by the Board for the CEO. These grants are made and the performance targets are set following the annual Board review of the Company’s business plan for the applicable upcoming three-year period.
Since the three-year performance cycles run concurrently, the Company may have up to three active LTIP cycles during a given year. For example, the 2022-2024 performance cycle closed on December 31, 2024, and was paid out in January 2025. The 2023-2025, 2024-2026 and 2025-2027 cycles remain in progress, which helps ensure that our employees remain focused on sustainable long-term performance.

Performance Units
Description	Features
■Performance units are granted at the beginning of the applicable performance cycle, as described below.
■Awards are paid in the form of CSX common stock at the end of the performance period based on the level of achievement on Company performance goals.
■Participants also receive dividend equivalents at the end of the performance period, paid in the form of CSX common stock, assuming performance goals are met.

■Performance units (and related dividend equivalents) are generally subject to forfeiture if a participant’s employment terminates before the end of the performance cycle for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee or full Board for the CEO.
■For the 2022-2024 LTIP cycle, upon retirement—defined as (i) age 65 or (ii) age 55 plus 10 years of service—participants received a prorated portion of their award based on the number of months completed in the cycle. For the 2023-2025, 2024-2026 and 2025-2027 LTIP cycles, upon retirement—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, NEOs, other than the CEO, must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee.
■The employment letter for Mr. Hinrichs provides that, in connection with his retirement, all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. Mr. Hinrichs will only receive the full vesting of his performance units in connection with retirement if he retires after reaching age 60 with five years of service.
■Upon death or disability for all LTIP cycles, participants or their estates earn the performance units that they would otherwise have earned at the end of the performance period had there been no death or disability.
■Performance unit payouts for each LTIP cycle, if any, do not occur until approved by the Committee in January of the year following the conclusion of the three-year performance cycle. These payouts can vary from the target grants in terms of: (i) the number of shares paid out due to financial performance; and (ii) the market value of CSX common stock at the time of payout.
■Based on actual performance, as discussed below, the performance unit payouts for the NEOs can range from 0% to 250% of the target levels for the 2022-2024, 2023-2025 and 2024-2026 cycles and 0% to 240% of the target levels for the 2025-2027 cycle, and can be of lesser or greater value than the original grant value based on the level of achievement on the performance goals and the price of CSX common stock. The Committee has authority under the Stock Plan to increase or reduce the amount of a settlement under performance units.

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Non-qualified Stock Options
Description	Features
■Non-qualified stock options vest ratably over three years and require stock price appreciation to provide any value to the NEOs.
■As a result, they reinforce leadership’s focus on the importance of value creation for shareholders. Non-qualified stock options generally provide participants with the right to buy CSX stock at a pre-set price for a period of 10 years.
■The exercise price of the non-qualified stock options is established as the closing stock price on the date of grant. The Stock Plan prohibits the repricing of outstanding non-qualified stock options without the approval of shareholders.

■For outstanding LTIP cycles, non-qualified stock options are subject to forfeiture if a participant’s employment terminates before the end of the vesting period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee.
■For the 2022-2024 LTIP cycle, upon retirement—defined as (i) age 65 or (ii) age 55 plus 10 years of service—participants received a prorated portion of their award based on the number of months completed in the cycle. For the 2023-2025, 2024-2026 and 2025-2027 LTIP cycles, upon retirement—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding non-qualified stock options will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, NEOs, other than the CEO must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee.
■The employment letter for Mr. Hinrichs provides that, in connection with his retirement, the full awards will continue to vest in accordance with their terms. Mr. Hinrichs will only receive the full vesting of his award in connection with retirement if he retires after reaching age 60 with five years of service.
■Upon death or disability for all LTIP cycles, participants or their estates receive all options per the original vesting schedule as if there was no death or disability.

Restricted Stock Units
■Restricted stock units are time-based awards that vest three years from the grant date (“the restricted period”) for the 2022-2024 LTIP cycle.
■Restricted stock units for the 2023-2025, 2024-2026 and 2025-2027 LTIP cycles are time-based awards that vest ratably over the three year period from the grant date.
■Awards are paid in the form of CSX common stock at the end of the restricted period. Participants also receive dividend equivalents at the end of the restricted period paid in the form of CSX common stock.

■Restricted stock units are generally subject to forfeiture if a participant’s employment terminates before the end of the restricted period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee.
■For the 2022-2024 LTIP cycle, upon retirement—defined as (i) age 65 or (ii) age 55 plus 10 years of service—participants received a prorated portion of their award based on the number of months completed in the cycle. For the 2023-2025, 2024-2026 and 2025-2027 LTIP cycles, upon retirement—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding restricted stock units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, NEOs, other than the CEO, must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee.
■The employment letter for Mr. Hinrichs provides that, in connection with his retirement, the full awards will continue to vest in accordance with their terms. Mr. Hinrichs will only receive the full vesting of his award in connection with retirement if he retires after reaching age 60 with five years of service.
■Upon death or disability for all LTIP cycles, participants or their estates receive all restricted stock units per the original vesting schedule as if there was no death or disability.

Further information regarding the LTIP grants made to our NEOs in 2024 can be found under the “2024 Grants of Plan-Based Awards Table.”

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
Performance Measures and Financial Goals for the 2022-2024 LTIP
For performance units granted under the 2022-2024 LTIP cycle, average annual operating income growth rate and Economic Profit were selected to measure the Company’s performance. Average annual operating income growth rate measures the average percent increase in operating income over the three-year period and was chosen as a measure to align with the Company’s objective of profitable growth while also providing the ability to recover in the event of a prolonged economic downturn. Economic Profit was chosen to replace free cash flow as a performance measure as it is a cash-flow based measure that provides a well-balanced emphasis on growth and return, has a high correlation to share price appreciation and directly supports and provides a tangible example aligned with the ONE CSX culture strategy. Average annual operating income growth rate and Economic Profit were each weighted 50% of the total payout opportunity and were measured independently of the other.

Average Annual Operating Income Growth Rate	=	Straight Average of Year-over-Year Change in (Operating Revenues – Operating Expenses)
Economic Profit(1)	=	Gross Cash Earnings – Capital Charge

Gross Cash Earnings	Minus	Capital Charge	=	Economic Profit

= Operating Income + Depreciation + Other - Taxes		+ Operating Assets - Operating Liabilities		Gross Cash Earnings - Capital Charge on GOA
		= Gross Operating Assets (“GOA”)(2) x Required Return		= Economic Profit
= Gross Cash Earnings
= Capital Charge on GOA

(1)Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit has historically had a strong relationship to stock price appreciation.
(2)GOA represents a quarterly average of reported balance sheet figures.
The threshold, target and maximum achievement levels for the average annual operating income growth measure are 25%, 50% and 100% of the performance units subject to the award respectively, while the threshold to maximum levels for the Economic Profit measure ranges from 0% to 100% of the performance units subject to the award. Both measures combined generate a total maximum possible payout of 200% of the performance units for the 2022-2024 LTIP. The 2022-2024 LTIP measured average annual operating income growth rate and Economic Profit over a 12-quarter period from January 2022 through December 2024.
In addition to average annual operating income growth rate and Economic Profit, the performance units for the 2022-2024 LTIP cycle for the CEO and other NEOs had a formulaic linear upward or downward relative total shareholder return (“Relative TSR”) modifier of up to 25% (subject to the 250% overall cap) based on CSX’s stock price performance compared to the peer group (S&P 500 Industrials Index) for the period from January 2022 through December 2024.
The LTIP targets for the performance units granted under the 2022-2024 LTIP were set in February 2022, based on the three-year business plan at the time of its adoption.
To determine achievement under the LTIP, the Committee first assesses the Company's performance against each of the goals for the performance period, including the Relative TSR modifier. In assessing the Company’s performance against each of the goals for the year, the Committee also reviews and evaluates, pursuant to its authority under the Stock Plan, whether any adjustments to the performance measures should be made by excluding certain special items—which may have a positive or negative impact on the performance outcomes—from consideration in calculating LTIP achievement. The Committee also considered its recoupment obligations under the Company's Clawback Policy. See below under "Payout for the 2022-2024 LTIP Performance Units" for additional information regarding these adjustments.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
Targets and Payout for the 2022-2024 LTIP Performance Units
As shown in the tables below, average annual operating income growth rate was preliminarily achieved at -1.5% for the cycle (resulting in a 0% achievement level) and Economic Profit was achieved at 49% (calculated by averaging the Economic Profit achievement percentage of each individual year of the cycle of 100% for 2022, 34% for 2023 and 13% for 2024) (resulting in a 49% achievement level). When combined, the aggregate preliminary achievement level for the performance units, which comprised 50% of the 2022-2024 LTIP, was 49% of the target.
On January 26, 2025, the Committee approved an adjustment to the calculation of the average annual operating income growth rate performance metric under the 2022-2024 performance units to exclude a $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024 (the “2022-2024 LTIP Adjustment”). The Committee views this adjustment, which was by definition excluded from the Economic Profit metric under the terms of such metric, as a standard practice for impairment charges of this kind and appropriate under these circumstances given the significant, one-time, unique and externally-influenced nature of the goodwill impairment. In addition, the Committee did not view the goodwill impairment charge as indicative of the Company’s or the NEOs’ underlying performance and acknowledged that the impact of the charge was not contemplated when the 2022-2024 LTIP was established. For more information regarding the goodwill impairment charge, please review the 2024 Annual Report. This adjustment resulted in a total achievement level of 76% (excluding the Relative TSR modifier), as opposed to 49% had the adjustment not been made. The amount of incremental fair value resulting from the adjustment is $4.3M, which will be reported in the Summary Compensation Table included in the 2026 Proxy Statement.
As shown in the table below, the Company’s Relative TSR performance against the peer group was below median for the cycle, resulting in achievement of 75% of Company performance or a downward modifier of 25% against Company performance, such that the total achievement was 57% for each of the NEOs (as opposed to 37% had the adjustment not been made). The amounts in the table do not reflect any reduction required pursuant to the Clawback Policy for the applicable NEOs and therefore only reflect the amounts that otherwise would have been earned based solely on achievement of the performance metrics.
*    Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit has historically had a strong relationship to stock price appreciation.
Note: Certain revisions have been made to prior period amounts, as described in our 2024 Annual Report. The calculation for adjusted operating income for 2024 can be found in the non-GAAP measures section of our 2024 Annual Report. The calculation for the revised Economic Profit for 2022 can be found in footnote 5 to the “Pay Versus Performance” table below.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation

2022-2024 LTIP Performance Measures	Threshold (0% payout)	Target (50% payout)	Maximum (100% payout)	Individual Measure Payouts	Total Achievement Level
Average Annual Operating Income Growth Rate (50% weighting)				Adjusted: 27% Unadjusted: 0%	Adjusted: 57% of Target(2) Unadjusted: 37% of Target(2)
Economic Profit(1) (50% weighting)	Based on prior year’s Economic Profit with the payout percent averaged over three years; Recommended performance range of 5.3% of GCE for each year ($302M for 2022)			49%
Relative TSR (Modifier)				0.75%

(1)Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit has historically had a strong relationship to stock price appreciation.
(2)For this cycle, pursuant to the 2022-2024 LTIP Adjustment, the average annual operating income growth rate metric excluded the $108 million one-time non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, which was an unusual special item for 2024. This adjustment resulted in a total achievement level of 57% for the NEOs, as opposed to 37% had the adjustment not been made.
As described further below under “Recovery of Erroneously Awarded Compensation”, in order to satisfy its recoupment obligations under the CSX Clawback Policy following its 2024 “little r” financial restatement, and pursuant to its authority under the Stock Plan, the Committee reduced the amounts that would have otherwise been earned by its covered executives under the 2022-2024 LTIP performance units based on the achievement levels set forth above by an amount equal to the amount of erroneously awarded compensation that was paid to such covered executives. The amounts presented in the table above assumes that the 2022-2024 LTIP performance units were earned based solely on the achievement of the performance metrics without giving effect to the application of the clawback.
Performance Measures and Equity Award Mix for the Outstanding LTIPs
Performance Measures. In determining the performance measures for the performance units for each LTIP cycle, the Committee: (i) considers information on various growth and return-based measures; and (ii) actively monitors the effectiveness of existing measures in driving the Company’s strategic business objectives and delivering shareholder returns.

LTIP Cycle	Performance Measures	Rationale

2023-2025, 2024-2026 and 2025-2027 LTIP cycles	■Average Annual Operating Income Growth Rate (50%) ■Economic Profit (50%)
■Average annual operating income growth rate measures the average increase in operating income for the three-year LTIP cycle.
■This measure was incorporated due to the Company’s continued focus on driving profitable growth.
■Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit has historically had a strong relationship to stock price appreciation.
■As previously shown, Economic Profit is calculated as gross cash earnings minus the capital charge on gross operating assets, and Economic Profit performance is measured as an improvement versus the prior year’s actual Economic Profit.
■An Economic Profit payout percentage is calculated for each fiscal year during the LTIP cycle, with the final payout percentage determined using an average of the three annual payout percentages.
■This measure was incorporated to drive earnings growth, and to better align compensation to the ONE CSX strategy and to the value created for our shareholders and other stakeholders.
■For the 2025-2027 LTIP cycle, the threshold to maximum levels for the Economic Profit measure were updated to range from 25% to 100% of the performance units subject to the award, consistent with the average annual operating income growth rate measure.
■Forward-looking LTIP targets are not disclosed for proprietary and competitive harm reasons.

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Equity Mix. All three outstanding LTIPs are comprised of performance units, non-qualified stock options and restricted stock units for the NEOs. For the 2023-2025, 2024-2026 and 2025-2027 LTIP cycles, the Committee approved a market competitive LTIP grant value for the NEOs (the Board approved for the CEO) allocating 60% of the value to performance units, 20% for restricted stock units and 20% for non-qualified stock options to address shareholder concerns of additional performance orientation in the Company’s long-term incentive plan.

2023-2025, 2024-2026 and 2025-2027 LTIPs

The performance units for the 2023-2025 LTIP cycle have a formulaic linear upward or downward Relative TSR modifier of up to 25% that measures performance against the S&P 500 Industrials Index companies, with a maximum payout of 250%, which applies only to the CEO and Executive Vice Presidents. The performance units for the 2024-2026 LTIP cycle have a Relative TSR modifier that measures performance against the S&P 500 Industrial Index companies and recognizes over performance above the 60th percentile and under performance below the 40th percentile, with a maximum payout of 250%. Performance above the 60th percentile would result in an increased payout by up to 25%, and performance below the 40th percentile would result in a decreased payout by up to 25%. Performance between the 40th and 60th percentiles would result in no modification to payouts. For the 2025-2027 LTIP cycle, the performance units have a Relative TSR modifier that recognizes performance against the Class I Railroads. CSX rankings of 1st or 5th in the peer group would result in an increase or decrease in the payout of 20%, respectively, with a maximum payout of 240%. CSX rankings of 2nd, 3rd or 4th would result in no modification to payouts. This modifier is designed to appropriately align NEO payouts with share price performance relative to a predetermined peer group, as approved by the Committee at the time of grant.
For the 2023-2025 LTIP, the number of performance units and restricted stock units awarded to each NEO was calculated based on a specific grant value divided by the average closing price of CSX common stock for the 30-trading-day period preceding the date of the grant. The number of options awarded was calculated based on the Black-Scholes value for the same period.
The number of performance units and restricted stock units awarded to each NEO for the 2024-2026 and 2025-2027 LTIPs was calculated based on a specific grant value divided by the grant date closing price of CSX common stock. The number of options awarded was calculated based on the Black-Scholes value for the same period.
Clawback Provisions and Policy
Payouts made under the MICP and LTIP programs are subject to recovery or clawback in certain circumstances. Under the applicable clawback triggers, an employee who has received a payout will be required to promptly return the monies (or any portion of the monies requested by the Company) in each of the following circumstances: (i) if it is determined that the employee engaged in misconduct, including, but not limited to, dishonesty, fraud (including reporting inaccurate financial information), theft or other serious misconduct as determined by the Company; (ii) if the Company is required to file an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under federal securities laws; or (iii) if the payout is otherwise required to be recovered by law or court order (i.e., garnishment).
In accordance with (ii) above, the Company adopted a separate, stand-alone financial statement compensation recoupment policy pursuant to which incentive-based compensation received by current and former executives is subject to recoupment if the Company is required to restate financial statements due to: (i) an error in previously issued financial statements that is material to the previously issued financial statements; or (ii) an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Under this new policy, when an event that triggers a clawback occurs, recovery is mandatory and no misconduct is required.
See “Recovery of Erroneously Awarded Compensation” below for additional information regarding the Company’s recoupment of erroneously awarded compensation received by covered executives as a result of its accounting restatement in 2024.

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Compensation Discussion and Analysis | Employment Agreements

Employment Agreements
Mr. Hinrichs entered into an employment letter upon his appointment as President and Chief Executive Officer in September 2022 when he was hired. This employment letter includes certain provisions relating to: (i) severance benefits; (ii) vesting of long-term incentive awards after retirement; and (iii) employment benefits following a change of control.
No other NEOs have individual employment letters or agreements, and none were or have been entered into or amended in 2024 or 2025. The described individual employment letter has been filed and can be viewed on the SEC website at www.sec.gov.
Non-Compete and Non-Solicitation Agreements
The CEO and other NEOs are required to enter into formal non-compete and non-solicitation agreements with the Company as a condition for participation in each LTIP cycle. The non-compete provisions preclude an executive from working for a competitor of the Company and extend for a period of 18 months following separation from employment. The non-solicitation provisions generally prohibit executives from soliciting CSX customers or soliciting, hiring or recruiting CSX employees for any business that competes with CSX for a period of 18 months after separation.
Severance Agreements
Mr. Hinrichs is eligible for the following severance benefits under his employment letter with the Company, dated September 26, 2022, in the event of a termination of employment by the Company without “cause” or by Mr. Hinrichs for “good reason” prior to reaching “retirement age”:
■Lump-sum cash-severance payment equal to two times his current base salary plus two times his target MICP award;
■Pro-rata payment of his MICP award if Company performance goals are attained; and
■Unvested equity awards will vest on a pro-rata basis per the original vesting schedules, with any performance-based awards remaining subject to satisfaction of pre-established performance goals.
In the event that Mr. Hinrichs’ employment terminates after he reaches “retirement age” (defined to mean his attainment of age 60 plus at least five years of continued service) either (i) by the Company without cause or by him for good reason or (ii) by him due to his voluntary retirement by providing the Company with at least 180 days’ notice of his plans to retire, Mr. Hinrichs will receive, in lieu of any of the severance benefits described above, continued vesting of his unvested equity awards, subject to any relevant performance criteria.
As of December 31, 2024, Messrs. Pelkey, Boone, Cory and Fortune were eligible for benefits under the Company’s executive severance plan that was implemented in September 2022 and amended in July 2023. The executive severance plan was amended, in part, with the intention to further clarify certain terms regarding the treatment of a participant’s outstanding equity awards in the event of a qualifying termination of employment with the Company. Under the executive severance plan, the NEOs are eligible to receive: (i) severance pay equal to the sum of one times the current base salary and one times the current target bonus under the MICP; (ii) a pro-rata bonus under the MICP in the plan year of the termination; (iii) continuation of medical and dental coverage for up to 12 months; (iv) financial planning for one year following termination; (v) prorated vesting of outstanding equity incentive awards; and (vi) outplacement services for one year after termination. Notwithstanding the foregoing, if an NEO is entitled to severance benefits under their respective change-of-control agreement, they will not be entitled to the severance benefits outlined above.
No agreements with the NEOs providing for severance benefits were or have been entered into in 2024 or 2025.
Change-of-Control Agreements
The Company provides “double-trigger” change-of-control benefits pursuant to agreements that are designed to ensure management objectivity as it makes strategic business decisions. The Company’s policy for severance benefits upon a change of control: (i) requires a “double trigger” (i.e., payments are conditioned upon a change of control as well as separation from employment) to receive severance; (ii) provides that the executive will be responsible for the payment of any excise tax arising from any “excess parachute payment” as defined in Section 280G of the Code; and (iii) defines “bonus” as the current “target” amount. The policy also provides that the payment of severance benefits, without shareholder approval, is limited to 2.99 times base salary plus bonus for all NEOs other than Mr. Hinrichs. As of September 26, 2022, Mr. Hinrichs’ change-of-control agreement provided a potential benefit of 3.0 times his annual base salary plus bonus.
Our NEOs are subject to the terms of the change-of-control agreements described above and as further detailed under the section entitled “Potential Payouts Under Change-of-Control Agreements.” In July 2023, the change-of-control agreements were amended, in part, to include a three-year term that will extend automatically for consecutive three-year periods unless either party provides notice of non-renewal at least 90 days prior to the end of the then-current term.

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Compensation Discussion and Analysis | Benefits

Benefits
Retirement Programs
CSX’s retirement programs currently are: (i) defined contribution 401(k) and deferred compensation plans; (ii) a now-closed defined benefit pension plan; (iii) and a now-closed special retirement plan. The retirement programs described below are provided to the NEOs under the following plans:
■The CSX Corporation 401(k) Plan (the “CSXtra Plan”);
■The Executive Deferred Compensation Plan (the “EDCP”);
■The CSX Pension Plan (the “Pension Plan”); and
■The Special Retirement Plan for CSX Corporation and Affiliated Corporations (the “Special Retirement Plan”).
CSXtra Plan
The NEOs may contribute to the CSXtra Plan, a defined contribution 401(k) plan. Participants may contribute on a pre-tax or Roth after-tax basis and receive Company matching contributions. The Company’s matching contribution is equal to 100% on the employee’s first 1% of eligible compensation contributed, and 50% on the employee’s additional contributions up to 6% of base salary, for a maximum Company match of up to 3.5% of eligible compensation. Participants may invest contributions in various investment funds.
In lieu of participation in the Qualified CSX Pension Plan described below, any NEO and CSX non-union employee hired, rehired or promoted from union positions on or after January 1, 2020 receives an additional employer contribution of 3% of base salary plus 3% of their actual short-term incentive plan payout. These contributions are made regardless of participation in the CSXtra Plan and vest upon the earlier of the completion of three years of service or attainment of age 65. Messrs. Hinrichs, Cory and Fortune were hired after January 1, 2020 and are currently receiving the additional employer contribution.
Executive Deferred Compensation Plan
CSX offers a voluntary, non-qualified EDCP for the benefit of its executives and other eligible employees. Under the EDCP, the NEOs may defer compensation in excess of qualified plan limits until retirement or another specified date or event. Participating employees with base salary above the qualified plan limits may defer compensation to allow them to receive the full Company matching contribution of up to 3.5% of base salary not otherwise available to them under the CSXtra Plan. In addition, any NEOs hired on or after January 1, 2020 are eligible to receive an additional contribution of 3% of base salary and short-term incentive pay that exceeds the compensation limit under the Internal Revenue Code (the “Code”). These contributions are made regardless of participation in the EDCP and vest upon the earlier of the completion of three years of service or attainment of age 65.
Under the EDCP, participating employees, including NEOs, are entitled to voluntarily elect to defer up to: (i) 75% of base pay; (ii) 100% of awards payable in cash under CSX’s short-term incentive plans; and (iii) 100% of performance units payable under the Company’s LTIP in the form of stock only for cycles prior to 2023. Beginning with the 2023-2025 LTIP, performance units payable under the Company’s LTIP cannot be deferred. Any NEO hired on or after January 1, 2020 receives a Company matching contribution of up to 3.5% for short-term incentive plan deferrals made, with immediate vesting. NEOs also are entitled to receive matching contributions that would have been received under CSX’s 401(k) plan assuming that: (i) certain compensation limits prescribed by the Code did not apply; and (ii) contributions made under the EDCP were instead made under CSX’s 401(k) plan. Messrs. Hinrichs, Cory and Fortune were hired after January 1, 2020 and are currently receiving the additional matching contribution.
In accordance with a participant’s individual elections, deferred amounts—other than stock awards—are treated as if they were invested among the investment funds available under the qualified 401(k) plan. Participants may elect to change the investment of deferred amounts, other than deferred stock awards. EDCP participants may elect to receive payment of their deferred amounts, including earnings, upon separation from service or upon the attainment of a specified date. Participants may elect to receive payment in the form of a lump sum or in semi-annual installments over a period of up to 10 years (or 20 years, prior to 2021).
A participant may apply for accelerated payment of deferred amounts in the event of certain hardships and unforeseeable emergencies. Under the EDCP, cash deferrals are distributed in the form of cash and deferred stock awards (prior to 2023) are paid in the form of CSX common stock. Messrs. Hinrichs, Pelkey and Boone voluntarily participate in the EDCP.

2025 Proxy Statement	94

Compensation Discussion and Analysis | Benefits
Qualified CSX Pension Plan
The Pension Plan, which has been closed to new employees hired, rehired or those promoted from union positions since January 1, 2020, is qualified under the Code and covers the NEOs and CSX’s non-union employees who were employed with the Company prior to January 1, 2020. For the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service.
The hypothetical account earns interest credits on a monthly basis applied to the participant’s account balance as of the end of the prior month. The interest credit rate is equal to one-twelfth of the average percentage yield on the monthly 10-year U.S. Treasury bond rate for the five months preceding the applicable plan year, but no less than an annual rate of 3.66%. The annual interest crediting rate used for 2024 was 3.66%. The resulting benefit is subject to a cap imposed under Section 415 of the Code (the “415 Limit”). The 415 Limit for 2024 was $275,000 (for a life annuity at age 65) and is subject to adjustment for future cost-of-living changes. Further, under the Code, the maximum amount of pay that may be taken into account for any year is limited. This limit (the “Compensation Limit”) was $345,000 for 2024 and is also subject to adjustment for future cost of living changes.
■Vesting — Benefits under this formula vest upon the earlier of the completion of three years of service or attainment of age 65.
■Form of Payment of Benefits — Benefits under this formula may be paid upon termination of employment or retirement as a lump sum or in various annuity forms. The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the respective table below are described in the 2024 Annual Report.
Messrs. Pelkey and Boone were hired prior to January 1, 2020 and participate in the qualified pension plan.
Special Retirement Plan for CSX and Affiliated Corporations
The Special Retirement Plan is a non-qualified plan that covers CSX employees, including the NEOs, who were hired, rehired or promoted from a union position before January 1, 2020, and is now closed to all new employees or those promoted from union positions. The Special Retirement Plan provides for the payment of benefits that would otherwise not be available under the Pension Plan due to the 415 Limit and the Compensation Limit, both as described above. The purpose of the Special Retirement Plan is to assist CSX in retaining key executives by allowing the Company to offer competitive pension benefits.
Under the Special Retirement Plan, participants receive non-qualified pension benefits on base salary and short-term incentive compensation that exceed the $345,000 compensation limit under the Code and the $275,000 benefit cap under Section 415 of the Code. These benefits are calculated using the cash balance formula described above for all the NEOs, without regard to the 415 Limit or the Compensation Limit.
Non-qualified pension benefits can be paid in the same form as under the Pension Plan. Pension benefits under the Special Retirement Plan are subject to: (i) suspension and possible forfeiture if a retired executive competes with the Company or engages in acts detrimental to the Company; or (ii) forfeiture if an executive is terminated for engaging in acts detrimental to the Company.
The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the “2024 Pension Benefits Table” for the Special Retirement Plan are described in the 2024 Annual Report.
Messrs. Pelkey and Boone were hired prior to January 1, 2020 and participate in the Special Retirement Plan.
Health and Well-Being Benefits
CSX provides the same health and well-being benefits to the NEOs as those available to all full-time, non-union employees. The Company also provides basic life insurance and accidental death and dismemberment insurance coverage to all non-union employees, each of which is equal to two times their respective annual salaries, up to $1 million. Additionally, the Company provides NEOs, on the same basis as other non-union employees, salary continuance in the event of short-term (up to 100% of their base pay based on tenure) or long-term disability (up to $25,000 per month), travel accident insurance and vacation based on length of service.
On January 1, 2024, well-being reimbursement accounts were provided to the NEOs and all management employees as a new benefit offering. This post-tax benefit allows employees the freedom to be reimbursed up to $600 annually for eligible expenses incurred on a wide range of services and products that support emotional, financial, social and physical well-being.
Employee Stock Purchase Plan
The CSX Employee Stock Purchase Plan (the “ESPP”) provides eligible employees the right to purchase shares of CSX common stock in accordance with the terms of the ESPP. All employees who have been employed by the Company at least 30 days prior to the beginning of the enrollment period are eligible to participate in the ESPP.

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Compensation Discussion and Analysis | Benefits
Under the ESPP, employees may purchase shares at the lesser of: (i) 85% of the fair market value of a share of CSX common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of CSX common stock on the last day of an offering. There are two offering periods each year: January through June; and July through December. The ESPP limits the number of shares of CSX common stock that an employee may purchase in a calendar year to a number of shares that have a fair market value (as of the applicable grant date) equal to $25,000.
Other Benefits
Other benefits provided to NEOs in 2024 included: (i) financial planning services of up to either $9,000 if the executive selects their own advisor or $12,000 if the executive uses the company that CSX has selected; and (ii) an annual health and well-being examination. The aggregate cost to the Company of these perquisites was approximately $17,000 for each NEO.
Additionally, pursuant to Company policy, Mr. Hinrichs, as CEO, is required to travel by Company aircraft at all times for security purposes and to ensure efficient use of his time. Mr. Hinrichs’ personal use of the corporate aircraft was capped at $250,000 for 2024. Other senior-level executives have access to the Company aircraft and may use it on a very limited basis for personal reasons. The amounts related to the NEOs’ use of the Company aircraft are disclosed in the “Summary Compensation Table.”
In December 2022, the Committee approved a CSX Executive Charitable Match Program, to better reflect CSX’s strong commitment to philanthropy and community involvement. Under this program, which was effective January 1, 2023, CSX matches executive contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 for the President and Chief Executive Officer, $15,000 for Executive Vice Presidents and $5,000 for Senior Vice Presidents/Vice Presidents.
Employees who contribute to the CSX GGF, the Company’s PAC, may also participate in the CSX PACMatch Program. Through this program, every dollar contributed to the CSX GGF at $25 and above is matched by the Company and donated to a federally registered charity of choice, up to a maximum annual CSX contribution of $5,000 per employee, including executive officers, per year.
Stock Ownership Guidelines
CSX believes that, in order to align the interests of management with those of its shareholders, it is important that NEOs and other senior leaders hold a significant ownership position in CSX common stock relative to their base salary. To achieve this, CSX has established the following formal stock ownership guidelines. Each of the individuals covered by these guidelines must retain 100% of their net shares issued until the guidelines are achieved and has five years in which to do so. The types of equity that apply towards these ownership guidelines are vested and unvested restricted stock units, vested performance units and any other CSX common stock owned.

Position	Minimum Value
Chief Executive Officer	6 times base salary
Executive Vice Presidents	4 times base salary
Senior Vice Presidents	3 times base salary
Vice Presidents	1 times base salary
Equity Award Grant Timing
CSX historically grants options and other awards at its February meeting each year. While equity grants are typically made on an annual basis, CSX also periodically grants off-cycle awards in connection with circumstances such as new hires and promotions. CSX does not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events or sale events. During fiscal year 2024, CSX did not grant equity awards to NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. CSX has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in fiscal year 2024.
CSX Insider Trading Policy
CSX maintains insider trading policies and procedures governing the purchase, sale and/or other dispositions of the Company’s securities by directors, officers and employees, as well as the Company itself, the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as an exhibit to the 2024 Annual Report.
Policy Prohibiting Hedging/Pledging of CSX Stock
CSX’s insider trading policy prohibits officers and directors from entering into transactions to hedge their ownership positions in CSX securities. In addition, the policy prohibits officers and directors from pledging CSX securities.

2025 Proxy Statement	96

2024 Summary Compensation Table
The Summary Compensation Table and the accompanying footnotes describe the amount and type of compensation for the NEOs for 2024 and, if applicable, 2023 and 2022.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Joseph R. Hinrichs President and Chief Executive Officer	2024	1,487,302	—	9,120,036	2,280,008	2,110,361	—	352,945	15,350,651
	2023	1,400,000	—	8,000,032	2,000,003	2,415,000	—	259,200	14,074,235
	2022	376,515	—	7,000,026	—	852,806	—	119,170	8,348,517
Sean R. Pelkey Executive Vice President and Chief Financial Officer	2024	696,667	—	1,860,052	465,004	571,267	151,462	58,813	3,803,264
	2023	660,000	—	1,860,011	465,008	759,000	156,340	59,965	3,960,324
	2022	600,000	—	2,292,067	1,169,878	815,400	150,903	34,127	5,062,375
Kevin S. Boone Executive Vice President and Chief Commercial Officer	2024	725,000	—	2,520,020	630,006	594,500	146,119	48,035	4,663,680
	2023	725,000	—	2,520,013	630,001	833,750	157,053	68,285	4,934,102
	2022	725,000	—	2,313,201	781,173	1,094,750	174,971	60,938	5,150,033
Michael A. Cory(1) Executive Vice President and Chief Operating Officer	2024	725,000	—	2,520,020	630,006	594,500	—	606,698	5,076,224
Stephen Fortune Executive Vice President and Chief Digital & Technology Officer	2024	650,000	—	1,860,052	465,004	533,000	—	78,298	3,586,354
	2023	650,000	—	1,860,011	465,008	747,500	—	83,469	3,805,988
	2022	487,500	—	2,833,335	—	736,125	—	25,899	4,082,859
(1)In accordance with SEC rules, no amounts are included for any NEO prior to the year in which he became an NEO.

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Compensation Tables | 2024 Summary Compensation Table
(2)Stock Awards – Amounts disclosed in this column are related to LTIP performance units and restricted stock units granted in 2022, 2023 and 2024, as applicable, and reflect the aggregate grant date fair value of such stock awards computed in accordance with FASB ASC Topic 718. For performance units, the grant date fair value is based on the probable outcome of performance conditions at the time of grant. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2024 Annual Report, which was filed with the SEC on February 27, 2025. If the highest level of performance under each LTIP cycle is achieved, the maximum grant date fair value of the performance units (which does not include stock options, restricted stock units or restricted stock) for each NEO by year of grant would be: (i) 2024, Mr. Hinrichs - $17,100,063, Messrs. Pelkey and Fortune - $3,487,592 and Messrs. Boone and Cory - $4,725,056; (ii) 2023, Mr. Hinrichs - $15,000,020, Messrs. Pelkey and Fortune - $3,487,500 and Mr. Boone - $4,725,006; and (iii) 2022, Mr. Hinrichs - $8,750,033, Mr. Pelkey - $2,845,605, Mr. Boone - $3,084,268 and Mr. Fortune - $2,546,929.
(3)Option Awards – The values included in this column represent the aggregate grant date fair value of non-qualified stock options granted to each NEO computed in accordance with FASB ASC Topic 718. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2024 Annual Report, which was filed with the SEC on February 27, 2025.
(4)Non-Equity Incentive Plan Compensation – The amounts in the table reflect the amounts that would have been earned under the 2024 MICP before giving effect to the reduction of the payout to satisfy the Company’s recoupment obligations as described further in “Recovery of Erroneously Awarded Compensation” below. As described below, in order to satisfy its clawback obligations, the Company reduced the amounts that would have otherwise been earned by its covered executives under the 2024 MICP by an amount equal to the amount of erroneously awarded compensation that was paid to such covered executives. The actual amounts earned by and paid to the Company’s NEOs were as follows: (i) Mr. Hinrichs - $1,963,361; (ii) Mr. Pelkey - $529,687; (iii) Mr. Boone - $543,750; (iv) Mr. Cory - $581,007; and (v) Mr. Fortune - $487,500.
(5)Change in Pension Value and Non-qualified Deferred Compensation Earnings – The values in this column reflect aggregate changes in the actuarial present value of pension benefits. The changes in values result from increases in each individual’s years of service, total cash compensation and revised mortality assumptions, as well as from an increase in the pension discount rate from 4.82% to 5.50%. CSX measured its pension values as of December 31, 2024. The amounts listed for 2023 reflect the actuarial present value of pension benefits before giving effect to the reduction of the MICP payout to satisfy the Company’s recoupment obligations (and related pension adjustments) as described further in “Recovery of Erroneously Awarded Compensation” below. The actual aggregate change in present value of pension benefits for the Company’s NEOs as of December 31, 2023, following the adjustments related to the clawback were as follows: (i) Mr. Pelkey - $151,642; and (ii) Mr. Boone - $152,408. Messrs. Hinrichs, Cory and Fortune do not participate in the CSX Pension Plan.
(6)All Other Compensation – The components of “All Other Compensation” for 2024 are as follows:

Name	CSXtra Plan Contributions ($)(a)	NQDC Plan Contributions ($)(b)	Health Savings Account Contributions ($)(c)	Relocation Tax Gross-ups ($)(d)	Perquisites ($)(e)	Total ($)
Joseph R. Hinrichs	22,425	97,570	2,400	22,864	207,686	352,945
Sean R. Pelkey	12,075	12,235	2,400	—	32,103	58,813
Kevin S. Boone	12,075	13,344	2,400	—	20,216	48,035
Michael A. Cory	10,350	—	2,400	119,704	474,244	606,698
Stephen Fortune	22,425	31,684	2,400	—	21,789	78,298
(a)CSXtra Plan contributions include: (i) employer matching contributions that were made based on NEO plan participation; and (ii) other non-elective employer contributions that were made to Messrs. Hinrichs and Fortune.
(b)Non-qualified Deferred Compensation (“NQDC”) Plan contributions include: (i) employer matching contributions that were made based on NEO plan participation; and (ii) other non-elective employer contributions that were made to Messrs. Hinrichs and Fortune.
(c)Health Savings Account contributions include employer matching contributions associated with NEO participation in the medical plan.
(d)The amounts in this column represent tax gross-ups for relocation assistance to Mr. Hinrichs related to the 2023 fiscal year and to Mr. Cory pursuant to the CSX Relocation Policy for management employees. The tax gross-up for Mr. Hinrichs was paid in 2024.
(e)The values in this column reflect the aggregate incremental cost to the Company for financial planning/tax preparation services, personal usage of Company aircraft, relocation expenses and the Company’s match for charitable contributions and PAC Match contributions, as applicable. None of the PAC Match contributions exceeded $5,000. The amount shown for Mr. Hinrichs includes financial planning/tax preparation services for years 2023 and 2024 of $18,000, Company-mandated personal aircraft use of $129,348, as described in the CD&A section, and a charitable contribution match of $50,000. The amount shown for Mr. Cory includes $459,244 for relocation expenses incurred by Mr. Cory pursuant to the CSX Relocation Policy for management employees. The total value of Mr. Cory’s relocation expenses is not known as of the time of this filing, as such value is expected to include the loss on a sale of Mr. Cory’s home, which was bought out pursuant to the Company’s Relocation Policy for management employees. We expect that the amount of incremental fair value expense resulting from this sale, and any other related costs, will be reported in the Summary Compensation Table included in the 2026 Proxy Statement. The aggregate incremental cost to the Company for use of the Company aircraft is calculated by multiplying the hourly variable cost rate for the aircraft by the hours the executive used the aircraft for personal travel, and adding other costs associated with personal travel on the Company aircraft not included in the hourly variable cost rate, as applicable.

2025 Proxy Statement	98

Compensation Tables | 2024 Grants of Plan-Based Awards Table

2024 Grants of Plan-Based Awards Table
In 2024, the NEOs received grants of the plan-based awards as shown in the table below.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Awards (# of units)(2)			All Other Stock Awards (units)(3)	All Other Option Awards (#)(4)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (units)	Target (units)	Maximum (units)
Joseph R. Hinrichs	Feb. 16, 2024				0	186,275	465,688	62,092			9,120,036
	Feb. 16, 2024								197,045	36.72	2,280,008
		65,069	2,602,778	5,205,556
Sean R. Pelkey	Feb. 16, 2024				0	37,991	94,978	12,664			1,860,052
	Feb. 16, 2024								40,187	36.72	465,004
		17,417	696,667	1,393,333
Kevin S. Boone	Feb. 16, 2024				0	51,471	128,678	17,157			2,520,020
	Feb. 16, 2024								54,447	36.72	630,006
		18,125	725,000	1,450,000
Michael A. Cory	Feb. 16, 2024				0	51,471	128,678	17,157			2,520,020
	Feb. 16, 2024								54,447	36.72	630,006
		18,125	725,000	1,450,000
Stephen Fortune	Feb. 16, 2024				0	37,991	94,978	12,664			1,860,052
	Feb. 16, 2024								40,187	36.72	465,004
		16,250	650,000	1,300,000
(1)Estimated Possible Payouts Under Non-Equity Incentive Plan Awards – The amounts in these columns reflect the threshold, target and maximum payout opportunities for 2024 under the MICP based on the Target Incentive Opportunities for each NEO. The values reflect a threshold payout of 2.5% of each NEO’s Target Incentive Opportunity, a target payout of 100% of each NEO’s Target Incentive Opportunity and a maximum payout of 200% of each NEO’s Target Incentive Opportunity. The amounts actually paid for 2024 under the MICP are included in the “Summary Compensation Table.”
(2)Estimated Future Payouts Under Equity Incentive Plan Program – The amounts in these columns reflect the number of shares subject to performance units granted for the 2024-2026 LTIP cycle that are eligible to be earned and vest based on threshold, target and maximum achievement of pre-established financial performance goals. The Company’s performance over the 2024-2026 performance period will determine the number of shares that are paid out in respect of such performance units, which can range from 0% to 250% of the performance units subject to the grants. The 2024-2026 LTIP is designed to payout 0% at threshold, 100% at target and 200% at maximum. The NEOs also have a Relative TSR payout modifier applicable to the performance units based on a linear formula, which can increase or decrease the payout by as much as 25%, giving them a threshold payout of 0% and a maximum payout of 250%. The number listed in the threshold column (0% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures and the modifier is -25%. If both financial performance measures reach threshold performance level and the modifier is -25%, the resulting threshold payout would be 18.75% for the NEOs. The number listed in the maximum column (250% of the total performance units subject to the grant) is the number of performance units that would be earned if each metric pays out at a maximum of 200% and the modifier is +25%.

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Compensation Tables | 2024 Grants of Plan-Based Awards Table
(3)All Other Stock Awards – The amounts in this column represent the number of restricted stock units granted to Messrs. Hinrichs, Pelkey, Boone, Cory and Fortune on February 16, 2024. One third of these units vested on February 16, 2025, and the remaining units will vest ratably on February 16, 2026 and February 16, 2027, subject to the NEO’s continued employment through the applicable vesting date.
(4)All Other Option Awards – The amounts in this column represent the number of non-qualified stock options granted to Messrs. Hinrichs, Pelkey, Boone, Cory and Fortune on February 16, 2024, which vest and become exercisable on a three-year graded vesting schedule. One third of these options became exercisable on February 16, 2025, and the remaining options will become exercisable ratably on February 16, 2026 and February 16, 2027. These options were granted with an exercise price equal to the closing stock price on the date of grant of $36.72.
(5)Grant Date Fair Value of Stock and Option Awards – The values in this column reflect the grant date fair value of restricted stock units and non-qualified stock options granted in 2024, calculated in accordance with FASB ASC Topic 718, and, for performance units, based on the probable outcome of the performance conditions (which is the target). For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2024 Annual Report, which was filed with the SEC on February 27, 2025, and, for the grant date value of the performance units if maximum levels of performance are achieved, see footnote 2 to the “Summary Compensation Table.”

2025 Proxy Statement	100

Compensation Tables | 2024 Outstanding Equity Awards at Fiscal Year-End

2024 Outstanding Equity Awards at Fiscal Year-End
The table below presents information pertaining to all outstanding equity awards held by the NEOs as of December 31, 2024. Stock awards are comprised of outstanding performance units, non-qualified stock options, restricted stock units and restricted stock.

	Option Awards				Stock Awards
Name	Options Exercisable	Options Unexercisable(1)	Option Price ($)	Option Expiration Date	Shares Not Vested(2)	Market Value ($)(3)	Equity Incentive Awards Not Vested(4)	Market Value ($)(5)
Joseph R. Hinrichs	67,647	135,296	31.67	2/15/33	231,791	7,479,896	265,881	8,579,980
	—	197,045	36.72	2/15/34
Sean R. Pelkey	2,223	—	16.13	2/22/27	47,142	1,521,272	57,350	1,850,685
	10,632	—	17.94	2/6/28
	9,429	—	22.70	2/6/29
	19,848	—	26.50	2/18/30
	7,701	—	29.49	2/9/31
	22,173	—	33.21	2/9/31
	29,995	29,994	34.36	1/24/32
	37,983	18,992	35.17	2/16/32
	15,728	31,457	31.67	2/15/33
	—	40,187	36.72	2/16/34
Kevin S. Boone	15,969	—	17.59	10/1/27	52,343	1,689,109	77,700	2,507,379
	15,084	—	17.94	2/6/28
	13,455	—	22.70	2/6/29
	246,507	—	23.48	12/4/29
	216,927	—	26.50	2/18/30
	93,150	—	29.49	2/9/31
	51,460	25,731	35.17	2/16/32
	21,309	42,618	31.67	2/15/33
	—	54,447	36.72	2/16/34
Michael A. Cory	—	54,447	36.72	2/16/34	60,163	1,941,460	70,041	2,260,223
Stephen Fortune	15,728	31,457	31.67	2/15/33	49,537	1,598,559	57,350	1,850,685
	—	40,187	36.72	2/16/34

101

Compensation Tables | 2024 Outstanding Equity Awards at Fiscal Year-End
(1)Number of Securities Underlying Unexercised Options (Unexercisable) – All stock options were granted 10 years prior to the Option Expiration Date listed in the table above. The stock options granted to Mr. Pelkey on January 24, 2022 vest and become exercisable on a graded vesting schedule, with 50% vesting on the second anniversary of the grant date and 50% vesting on the third anniversary of the grant date. The other stock options granted to the NEOs in 2022, 2023 and 2024 vest and become exercisable on a three-year graded vesting schedule on each of the first three anniversaries of the grant date, generally subject to the NEO’s continued service through the applicable vesting date.
(2)Number of Shares or Units of Stock That Have Not Vested – The units reflected in this column represent restricted stock units granted: on April 1, 2022 to Mr. Fortune that vest one-third on April 1, 2023, one-third on April 1, 2024 and one-third on April 1, 2025; on September 26, 2022 to Mr. Hinrichs that vest on September 26, 2025; and on September 25, 2023 to Mr. Cory that vest on September 25, 2026. This column also includes restricted stock units granted under the 2022-2024 LTIP cycle, the 2023-2025 LTIP cycle and the 2024-2026 LTIP cycle. Vesting of all outstanding awards are generally subject to the NEO’s continued service through the applicable vesting date.
(3)Market Value of Shares or Units of Stock That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 31, 2024 (the last trading day of 2024) of $32.27.
(4)Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested – The amounts reflected in this column represent performance units granted under the 2023-2025 and 2024-2026 LTIPs. The number of performance units shown is equal to the target number of performance units granted under the 2023-2025 LTIP cycle and the 2024-2026 LTIP cycle. These performance units are eligible to be earned and vest based on achievement of Company performance measures over the applicable performance period. Performance units granted under the 2022-2024 LTIP cycle are considered earned as of December 31, 2024 and are included in the “2024 Option Exercises and Stock Vested” table below.
(5)Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 31, 2024 (the last trading day of 2024) of $32.27 per share.

2025 Proxy Statement	102

Compensation Tables | 2024 Option Exercises and Stock Vested Table

2024 Option Exercises and Stock Vested Table
The table below presents the value of performance units, restricted stock units and restricted stock that vested in 2024, and the non-qualified stock options that were exercised in 2024.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise(1)	Value Realized on Exercise ($)	Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(3)
Joseph R. Hinrichs	—	—	96,049	3,230,572
Sean R. Pelkey	—	—	40,491	1,392,856
Kevin S. Boone	—	—	56,518	1,980,771
Michael A. Cory	—	—	5,158	190,846
Stephen Fortune	—	—	34,697	1,205,453
(1)Shares Acquired on Exercise – None of the NEOs exercised non-qualified stock options in 2024.
(2)Shares Acquired on Vesting – Shares acquired through stock awards include: (i) performance units that were paid out pursuant to the 2022-2024 LTIP, after giving effect to the reduction of the LTIP payout to satisfy the Company’s recoupment obligations; (ii) one-third of restricted stock units that were paid out pursuant to the 2023-2025 LTIP; (iii) restricted stock units that were paid out pursuant to the 2021-2023 LTIP; (iv) restricted stock units granted to Mr. Pelkey that vested on January 24, 2024; and (v) restricted stock units granted to Mr. Fortune that vested on April 1, 2024.
(3)Value Realized on Vesting – The values in this column reflect: (i) the number of performance units paid out pursuant to the 2022-2024 LTIP cycle multiplied by $32.69, the closing price of the Company’s common stock on January 24, 2025, which is the date the performance units were paid out; (ii) the number of restricted stock units paid out pursuant to the 2021-2023 LTIP cycle multiplied by $36.89, the closing price of the Company’s common stock on February 9, 2024, which is the date the restricted stock units vested; (iii) one-third of the restricted stock units paid out pursuant to the 2023-2025 LTIP cycle multiplied by $37.00, the closing price of the Company’s common stock on February 15, 2024, which is the date the restricted stock units vested; (iv) the number of shares of restricted stock units granted to Mr. Pelkey pursuant to his promotion stock award multiplied by $34.39, the closing price of the Company’s common stock on January 24, 2024, which is the date the restricted stock units vested; and (v) the number of shares of restricted stock units granted to Mr. Fortune pursuant to his sign-on stock award multiplied by $36.78, the closing price of the Company’s common stock on April 1, 2024, which is the date the restricted stock units vested.

103

Compensation Tables | 2024 Pension Benefits Table

2024 Pension Benefits Table
As described below, CSX maintains closed defined benefit pension plans (qualified and non-qualified) under which the NEOs are eligible for benefits.

Name	Plan Name	Years Credited Service	Present Value Accumulated Benefits ($)(2)	Payments During Last FY ($)
Joseph R. Hinrichs(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Sean R. Pelkey	Qualified Pension Plan	19.500	358,329	—
	Non-qualified Special Retirement Plan	19.500	446,045	—
Kevin S. Boone	Qualified Pension Plan	7.333	200,064	—
	Non-qualified Special Retirement Plan	7.333	662,949	—
Michael A. Cory(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Stephen Fortune(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
(1)Messrs. Hinrichs, Cory and Fortune do not participate in the pension plans, based on their hire date; more information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A section beginning on page 94 of this Proxy Statement. They instead receive a non-elective contribution of 3% of base pay and actual bonus into their CSXtra 401(k) Plan accounts and Executive Deferred Compensation Plan (EDCP) accounts.
(2)For each of the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service. More information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A beginning on page 94 of this Proxy Statement.

2024 Non-qualified Deferred Compensation Table
The following table presents a summary of 2024 contributions made under the EDCP, as well as associated 2024 earnings, distributions and year-end balances. Two types of deferrals are represented below: cash and CSX stock deferrals. Cash deferrals include deferred portions of an NEO’s base salary and short-term incentive payments. CSX stock deferrals include deferred portions of compensation payable in the form of CSX common stock.

Name	Executive Contributions Last Fiscal Year(2)	Registrant Contributions Last Fiscal Year(3)	Aggregate Earnings Last Fiscal Year(4)	Aggregate Distributions Last Fiscal Year	Aggregate Balance Last Fiscal Year-End
Joseph R. Hinrichs	68,375	97,570	19,329	—	318,462
Sean R. Pelkey(1)	600,156	12,235	(1,570)	—	1,090,306
Kevin S. Boone	22,875	13,344	27,582	—	232,359
Michael A. Cory	—	—	—	—	—
Stephen Fortune	—	31,684	691	—	37,955
(1)As described in more detail under “Recovery of Erroneously Awarded Compensation”, in January 2025, the Company adjusted Mr. Pelkey’s account balance under the EDCP pursuant to its obligations under the CSX Clawback Policy to recover excess amounts paid to him under the 2023 MICP and the 2021-2023 LTIP, which excess amounts were contributed by Mr. Pelkey to the EDCP in early 2024. Since the table is reported as of December 31, 2024, the amounts above reflect Mr. Pelkey’s account balance (including executive contributions, Company contributions and associated market gains/losses) prior to the clawback reduction.
(2)Executive Contributions in the Last Fiscal Year – The values in this column reflect salary deferred by the NEOs in 2024, under the EDCP. These amounts are also included in the “Salary” column of the “Summary Compensation Table.”
(3)Company Contributions in the Last Fiscal Year – Company contributions in 2024 are also reported in the “All Other Compensation” column of the “Summary Compensation Table.” See footnote 6 to that table for more details.
(4)Aggregate Earnings in the Last Fiscal Year – Earnings on cash deferrals include the total gains and losses credited in 2024 based on participant investment elections.

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Compensation Tables | Potential Payouts Under Change-of-Control Agreements

Potential Payouts Under Change-of-Control Agreements
Each change-of-control agreement provides that CSX will pay to the NEO the severance benefits described below if, during the Employment Period, CSX terminates the NEO’s employment other than for cause or disability, if the NEO resigns for good reason or upon a constructive termination (as such terms are defined in the change-of-control agreements). An NEO whose employment is terminated without cause or resigns for good reason within three months prior to a change of control is also entitled to the following benefits.
On January 1, 2025, Nathan D. Goldman, the Company’s former Executive Vice President, Chief Legal Officer and Corporate Secretary, retired from the Company. Mr. Goldman did not receive any severance payments or benefits in connection with his voluntary retirement.
Cash Severance Payment — A lump sum cash severance payment equal to the sum of the following:
■the NEO’s “annual bonus” based upon the NEO’s target incentive opportunity and the plan’s achievement percentage prorated for the number of days in the calendar year prior to a termination of employment; and
■3 times the sum of the annual base salary and “target bonus” for Mr. Hinrichs, and 2.99 times the sum of the annual base salary and “target bonus” for all other NEOs.
Medical and Other Benefits — The equivalent of continued medical and life insurance and other health benefits coverage for three years after termination of employment at a level at least as favorable as the benefits provided to the NEO during the Employment Period (or the benefits then generally available to other executives, whichever is more favorable).
Outplacement — Outplacement services at a cost to CSX of $40,000.
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2024, under his change-of-control agreement upon the hypothetical termination of employment following a change of control. The definitions of “change of control”, “cause”, “disability”, “good reason” and “constructive termination” are set forth in the change-of-control agreements. No actual payments have been made to any NEO pursuant to the change-of-control agreements.

Name	Severance ($)(1)	Pro-Rata Bonus Payment ($)(2)	Equity ($)(3)	Welfare Benefit Values ($)(4)	Outplacements ($)(5)	Aggregate Payments ($)
Joseph R. Hinrichs	12,375,000	2,110,361	24,071,320	59,374	40,000	38,656,055
Sean R. Pelkey	4,186,000	571,267	5,768,461	83,870	40,000	10,649,598
Kevin S. Boone	4,335,500	594,500	11,729,267	83,870	40,000	16,783,137
Michael A. Cory	4,335,500	594,500	5,100,306	83,870	40,000	10,154,176
Stephen Fortune	3,887,000	533,000	5,284,470	83,870	40,000	9,828,340
(1)Severance – Represents a cash severance payment equal to 3 times the sum of the annual base salary and “target bonus” for Mr. Hinrichs, and 2.99 times the sum of annual base salary and “target bonus” for all other NEOs.
(2)Pro-rata Bonus Payment – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s achievement percentage (82% of target for 2024). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(3)Equity – Represents the value of outstanding equity awards that would vest in connection with the transaction, including LTIP performance units based on 100% attainment of target levels under the 2022-2024, 2023-2025 and 2024-2026 LTIPs and the closing price of the Company’s common stock on December 31, 2024 (the last trading day of 2024) of $32.27 per share.
(4)Welfare Benefit Values – Estimated values associated with the continuation of medical, prescription, dental, disability, employee life, group life, accidental death and travel insurance for three years post-termination following a change of control.
(5)Outplacements – Values associated with outplacement services at a cost to CSX of $40,000 for each NEO.

105

Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Benefits Provided Following a Change of Control
Each change-of-control agreement provides that, for a period of three years after a change of control (or, if later, 12 months following the final decision by an agency of a regulated business combination) (the “Employment Period”), CSX is required to:
■Pay the executive an annual base salary that is at least equal to the highest base salary payable to the executive in the 12-month period immediately preceding the Employment Period (although certain reductions in salary that are also applicable to similarly-situated Company executives may be permitted);
■Provide the executive with an opportunity to earn an annual incentive payment at a minimum, target and maximum level that is not less favorable than the executive’s opportunity to earn such annual incentives prior to the Employment Period (although certain reductions also applicable to similarly-situated Company executives may be permitted); and
■Ensure the executive is eligible to participate in incentive, retirement, health and well-being benefits and to benefit from paid vacation and other policies of CSX and its affiliates, on a basis not less favorable than the benefits generally available to the executive before the Employment Period (or the benefits generally available to other executives at any time after the beginning of the Employment Period, whichever is more favorable).
Other Change-of-Control Benefits
Pursuant to the terms of the Stock Plan, in the event of a termination of employment, by CSX without cause or by the NEO for good reason, in either case, within three years following a change of control:
■Performance-based equity awards are deemed earned at target levels and cancelled in exchange for a cash payment equal to the fair market value of a share multiplied by the shares subject to the awards at target levels;
■Restricted stock units and unvested stock options are cancelled in exchange for a cash payment equal to the fair market value of a share, minus the exercise price, if applicable, multiplied by the number of shares subject to the award; and
■Restricted stock vests in full.
Impact of a Change of Control on Deferred Compensation and Retirement Plan Benefits
In accordance with the terms of the EDCP, distribution of the entire account balance shall be made to participants upon a change of control (as defined in the EDCP). The Special Retirement Plan also contains certain change-of-control provisions.
No Tax Gross-Ups for Excess Parachute Payments
The Company does not provide gross-up payments for excess parachute excise taxes. Rather, the change-of-control agreements provide that the Company will give the best-net-benefit—meaning that, to the extent an NEO would have a higher net after-tax benefit if his payments were reduced so as to avoid excise taxes due to an excess parachute payment, the payments will be automatically adjusted downward to prevent an excess parachute payment. No amounts are reduced in any of the tables to give effect to any such reduction.

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Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Post-Employment Compensation – Termination without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change of Control)
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2024, under the applicable severance arrangement assuming a termination of employment of the NEO “without cause” by the Company or by the executive for “good reason”.

Name	Severance ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Other Compensation ($)(4)	Total Compensation Payable ($)
Joseph R. Hinrichs	8,250,000	14,736,364	199,054	2,110,361	67,927	25,363,706
Sean R. Pelkey	1,400,000	3,485,386	520,528	571,267	76,093	6,053,274
Kevin S. Boone	1,450,000	4,358,300	4,991,153	594,500	76,093	11,470,046
Michael A. Cory	1,450,000	2,170,450	—	594,500	76,093	4,291,043
Stephen Fortune	1,300,000	3,449,243	46,282	533,000	76,093	5,404,618
(1)Severance – Per his employment letter, Mr. Hinrichs would receive two times his annual salary plus two times his target annual bonus. All other NEOs would receive one times their base salary plus one times their target annual bonus, as determined by the executive severance plan established in September 2022 and amended and restated in July 2023. All severance payments made under the executive severance plan are paid out in installments over 12 months.
(2)Stock and Option Awards – This includes a prorated amount of all outstanding equity awards as of December 31, 2024. However, all equity would be settled according to each grant’s original vesting schedule. All performance unit calculations in the table assume a target performance; however, actual vesting would be based on Company performance. All equity awards have been valued using the closing stock price on December 31, 2024 (the last trading day of 2024) of $32.27. The option awards have been calculated using the difference between the respective grant’s exercise price and the closing stock price on December 31, 2024, multiplied by the prorated number of options held by the NEO.
(3)Non-Equity Incentive Plan Compensation – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s achievement percentage (82% of target for 2024, as described above). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(4)Other Compensation – Each NEO would be eligible to receive outplacement and financial planning services of $40,000 and $12,000, respectively. In addition, each would also have the option to continue their medical and dental benefits if they elected to receive their severance as monthly installments over the period their monthly severance payments are made.

107

Compensation Tables | Recovery of Erroneously Awarded Compensation

Recovery of Erroneously Awarded Compensation
The Company maintains its Financial Statement Compensation Recoupment Policy, as required by the SEC, which was adopted by the Committee on October 10, 2023 (the “Clawback Policy”). Under the Clawback Policy, if the Company is required to restate its financial statements under certain circumstances, including what is referred to as a “little r” restatement, which is an adjustment of accounting errors that are immaterial to prior financial statements but would result in a material misstatement if left uncorrected or corrected in the current period, the Company must recover from its executive officers any incentive compensation that was provided to the executives that exceeds what they would have received under the restated financials.
On August 5, 2024, in the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024, the Company disclosed that it was required to correct certain misstatements in its financial statements that constituted a “little r” restatement. As is further described in that Form 10-Q, during the second quarter of 2024, the Company had completed a review of the accounting treatment for engineering scrap and certain engineering support labor and had identified misstatements between the balance sheet and operating expense in its previously issued financial statements. Miscoding of engineering materials and labor resulted in an understatement of certain expenses and overstatement of certain assets. On August 1, 2024, the Company determined the impacts of these misstatements were immaterial to the financial statements for the periods ending December 31, 2023, 2022 and 2021 and its unaudited financial statements as of and for the quarters and year-to-date periods ended March 31, 2024 and 2023, June 30, 2023 and September 30, 2023, but the effect of recording the misstatements during the second quarter of 2024 would be material to its consolidated financial statements.
This “little r” financial restatement required the preparation of an accounting restatement and the completion of a recovery analysis under the Clawback Policy. The purpose of this recovery analysis (the “Clawback Analysis”) was to determine both the impact of the restatement on incentive compensation received by the Company’s covered executive officers and whether any amounts erroneously paid to the executive officers based on the misstated financial statements would need to be recovered by the Company.
As described in further detail below, based on the Clawback Analysis, the Company determined that the restatement resulted in excess amounts being paid in respect of 2023 incentive compensation received by the covered executive officers, which included the 2023 MICP and the performance units under the 2021-2023 LTIP cycle. The excess amounts paid to all covered executives were in an aggregate amount of (i) $422,498 under the 2023 MICP and (ii) 8,062 shares under the 2021-2023 LTIP (with a value of $285,314, which is based on the closing price per share of the Company’s common stock of $35.39 on January 26, 2024, which was the date of settlement for the 2021-2023 LTIP), with both clawback amounts having an aggregate total value of $707,812. As of December 31, 2024, the aggregate dollar amount of erroneously awarded compensation that remained outstanding was $677,472; however, all amounts have been recovered as of the date hereof.
With respect to the 2023 MICP, the Company reviewed the achievement of the 2023 MICP performance metrics as originally certified by the Committee in early 2024, and determined that the achievement of the operating income performance metric was approximately seven percentage points higher than what it would have been if calculated based on the restated financials. Accordingly, the 2023 MICP payout of 115% should have been earned at 108% of target levels, resulting in excess compensation paid to nine current and former executive officers, including Messrs. Hinrichs, Pelkey, Boone, Cory, Fortune, Goldman and Boychuk, as shown in the table below. The Committee approved the recovery of the 2023 MICP clawback amounts set forth below for each executive except Mr. Boychuk by using its discretion under the 2024 MICP to reduce the amounts that otherwise would have been earned by the executive under the 2024 MICP by an amount equal to the clawback amount, on a pre-tax basis. Mr. Boychuk’s clawback amount was recovered via a personal check in December 2024. Adjustments were also made in December 2024 to eligible pension account balances as a result of the overstated earnings for Messrs. Pelkey, Boone, Goldman and Boychuk in the same amounts shown below.

Current and Former NEOs	Job Title	2023 Actual MICP (115% Payout) (A)	2023 Adjusted MICP (108% Payout) (B)	2023 MICP Clawback Amount (A — B)
Joseph R. Hinrichs	President and Chief Executive Officer	$2,415,000	$2,268,000	$147,000
Sean R. Pelkey(1)	EVP & Chief Financial Officer	$759,000	$712,800	$46,200
Kevin S. Boone	EVP & Chief Commercial Officer	$833,750	$783,000	$50,750
Michael A. Cory	EVP & Chief Operating Officer	$221,672	$208,179	$13,493
Stephen Fortune	EVP & Chief Digital & Technology Officer	$747,500	$702,000	$45,500
Nathan D. Goldman(2)	Former EVP & Chief Legal Officer	$589,950	$554,040	$35,910
Jamie J. Boychuk(3)	Former EVP – Operations	$498,438	$468,098	$30,340
(1)Mr. Pelkey deferred 10% of his 2023 MICP into the Executives’ Deferred Compensation Plan (EDCP) as allowed under the EDCP plan rules. As such, $41,580 was recovered from the 2024 MICP and $4,620 was adjusted through his EDCP account balance.

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Compensation Tables | Recovery of Erroneously Awarded Compensation
(2)Mr. Goldman voluntarily retired from the Company on January 1, 2025.
(3)Mr. Boychuk was involuntarily separated without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan on August 4, 2023. In early 2024, he received a prorated 2023 MICP award per the terms of the executive severance plan. Additionally, he received a lump sum payment from his pension plan in April 2024. As a result of the adjustment to the CSX Pension Plan of $30,340, the payment he received was overstated by $2,499.99. In December 2024, Mr. Boychuk satisfied the clawback of both the 2023 MICP and the overstated pension payment plus interest, totaling $32,937.48.
In addition to the 2023 MICP, the Company also reviewed the achievement of the performance metrics under the 2021-2023 LTIP performance units as originally certified by the Committee in early 2024. The Committee determined that the achievement of the average annual operating income growth rate and cumulative free cash flow performance metrics were not impacted by the “little r” financial restatement and would still result in an achievement level of 200% when calculated based on the restated financials. However, after reviewing the impact the restated financials had on the relative TSR performance modifier applicable to the performance units for the NEOs, it was determined that the relative TSR modifier achieved would have been two percentage points lower than if calculated based on the restated financials.
Under the Clawback Policy, the Company must make a reasonable estimate of the impact of the restatement on total shareholder return. In this case, the Company calculated the estimated impact of the restatement on the achievement of TSR by measuring the decrease in earnings per share that resulted from the “little r” restatement and applying a stock price to earnings (“P/E”) ratio of 18, which represents CSX’s approximate P/E ratio at year end 2023.
As a result, it was determined that the 2021-2023 LTIP performance units payout of 162% should have been earned at 160% of target levels, resulting in excess compensation paid to six current and former executive officers, including Messrs. Pelkey, Boone, Goldman and Boychuk and the estate of former President and CEO Mr. Foote, as shown in the table below. Accordingly, the Committee approved the recovery of the 2021-2023 LTIP performance units clawback amounts for each executive by reducing the performance units that would have otherwise been earned under the 2022-2024 LTIP performance units by an amount equal to the clawback amount, on a pre-tax basis. Messrs. Hinrichs, Cory and Fortune did not receive the 2021-2023 LTIP grant as a result of their hire dates being after they were granted in February 2022.

Current and Former NEOs	Job Title	Actual PSUs and Reinvested Dividends (162% Payout) (A)	Adjusted PSUs and Reinvested Dividends (160% Payout) (B)	Dividends Earned on Vested PSUs (C)	2021-2023 PSU and Dividend Clawback Amount ((A — B) + C)
Sean R. Pelkey(1)	EVP & Chief Financial Officer	9,944	9,822	—	244 shares
Kevin S. Boone	EVP & Chief Commercial Officer	83,775	82,741	—	1,034 shares
Nathan D. Goldman(2)	Former EVP & Chief Legal Officer	61,436	60,678	5	763 shares
Jamie J. Boychuk(2)	Former EVP – Operations	74,467	73,548	0	919 shares
Estate of James M. Foote(2)	Former President & Chief Executive Officer	349,062	344,753	30	4,339 shares
(1)Mr. Pelkey deferred 50% of his 2021-2023 LTIP performance units into the EDCP as allowed under the EDCP plan rules. As such, 122 shares were recovered from the 2022-2024 LTIP performance units and 122 shares was adjusted through his EDCP account balance.
(2)Mr. Goldman voluntarily retired from the Company on January 1, 2025 and received full vesting for the 2021-2023 LTIP given his continued employment through the vesting date. Mr. Boychuk was involuntarily separated without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan on August 4, 2023, and received a prorated 2021-2023 LTIP award per the terms of the executive severance plan. Mr. Foote retired from the Company on December 31, 2022 and received full vesting of the 2021-2023 LTIP per the terms of his employment letter.

109

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company is providing the following information about the ratio of the annual total compensation of CSX’s median employee and the annual total compensation of Mr. Hinrichs. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2024, the last completed fiscal year:

■The annual total compensation of the individual identified as the Company’s median employee, other than the CEO, was $123,935. This represents an increase of $2,935 or 2% compared to 2023.
■The annual total compensation of the CEO was $15,350,651.
■Based on this information, the ratio for 2024 of the annual total compensation of Mr. Hinrichs to the annual total compensation of the median employee was 124 to 1.

The Company identified a new median employee as of year-end 2024. To identify the median employee, as well as to determine the annual total compensation of Mr. Hinrichs, the following analysis occurred:
1.As of December 31, 2024, the Company’s employee population consisted of more than 23,500 employees.
2.The median employee was identified by using 2024 Medicare Wages for all individuals, excluding Mr. Hinrichs, that were reflected in the Company’s payroll records as reported to the Internal Revenue Service on Forms W-2 for 2024.
3.All employees who were full-time, part-time or seasonal, including management and union, as well as furloughed employees who received any wages within the calendar year, were included in the analysis. Employees from the Company’s consolidated subsidiaries were also included. In accordance with SEC rules, all non-U.S. employees were excluded from the analysis. As of December 31, 2024, we employed 42 non-U.S. employees, all in Canada, which represented less than 1% of our overall employee population.
4.Annualized compensation was determined for any full or part-time employees who were employed at year-end but did not work for the Company the entire fiscal year, including those who were furloughed for part of the year. No cost of living or other adjustments were made to compensation.
5.The use of Medicare Wages is a consistently applied measure that includes all forms of taxable compensation, which we believe is most representative of the Company’s employee base since there are union and management workforces.
6.Once the median employee was identified, the Company determined the sum of all elements of such employee’s compensation for 2024, in accordance with Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of $123,935. The difference between such employee’s base salary, wages and overtime pay ($98,304) and the employee’s total annual compensation ($123,935) was the value of the health care benefits for the employee and eligible dependents, which was $25,631.
7.The annual total compensation of $15,350,651 for Mr. Hinrichs includes the amount reported in the “Total” column of the “Summary Compensation Table” included in this Proxy Statement, which was determined in accordance with Item 402(c)(2)(x) of Regulation S-K.

2025 Proxy Statement	110

The following table sets forth the compensation for our Principal Executive Officer (the “PEO”) and the average compensation for our other NEOs, both as reported in the “Summary Compensation Table” and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2024, 2023, 2022, 2021 and 2020. The table also provides information on our cumulative total shareholder return (“TSR”), TSR for our peer group, Net Income and Economic Profit.

	Summary Compensation Table Total for Current PEO(1) (b)	Compensation Actually Paid to Current PEO(2) (c)	Summary Compensation Table Total for Former PEO(1) (b1)	Compensation Actually Paid to Former PEO(2) (c1)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Value of Initial Fixed $100 Investment Based On:
Year (a)							Total Shareholder Return (f)	Peer Group Total Shareholder Return(3) (g)	Net Income(4) (in Millions) (h)	Economic Profit(5) (in Millions) (i)
2024	$15,350,651	$11,276,787	N/A	N/A	$4,282,380	$3,295,035	$143	$176	$3,470	$2,341
2023	$14,074,235	$15,733,686	N/A	N/A	$4,114,993	$4,663,286	$151(6)	$150	$3,668	$2,577
2022	$8,348,517	$9,301,674	$19,536,434	$9,694,786	$4,856,562	$3,422,243	$133	$127	$4,114	$2,890
2021	N/A	N/A	$20,006,806	$32,556,244	$4,076,812	$6,737,795	$160	$134	$3,730	$2,414
2020	N/A	N/A	$15,306,715	$28,736,814	$3,586,272	$6,163,283	$127	$111	$2,760	$1,767
(1)This table reflects the amounts reported in the “Summary Compensation Table” for Joseph R. Hinrichs, our current PEO, and James M. Foote, our former PEO, for each of the years listed. The non-PEO NEOs for whom the average compensation is presented in this table are: (i) for fiscal 2024, Messrs. Pelkey, Boone, Cory and Fortune; (ii) for fiscal 2023, Messrs. Pelkey, Boone, Fortune and Goldman; (iii) for fiscal 2022, Messrs. Pelkey, Boone, Boychuk and Fortune; (iv) for fiscal 2021, Messrs. Pelkey, Boone, Boychuk, Goldman and Wallace and Ms. Sorfleet; and (v) for fiscal 2020, Messrs. Boone, Boychuk, Goldman and Wallace.
(2)Compensation “actually paid” for the current PEO and average compensation “actually paid” for the non-PEO NEOs in 2024 reflect the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.

	Calculation for Current PEO	Calculation for Average of Non-PEO NEOs
Calculation of Compensation “Actually Paid”	Year 2024 ($)	Year 2024 ($)
Summary Compensation Table Total	15,350,651	4,282,380
Less Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	(11,400,044)	(2,737,541)
Plus Fair Value for Awards Granted in the Covered Year	9,107,861	2,187,110
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	351,188	126,966
Change in Fair Value of Outstanding Unvested Awards from Prior Years	(2,132,870)	(539,535)
Less Fair Value of Awards Forfeited during the Covered Year	—	—
Plus Fair Value of Incremental Dividends of Earnings Paid on Stock Awards	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	(74,395)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	50,050
Compensation “Actually Paid”	11,276,787	3,295,035
Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
(3)Peer Group Total Shareholder Return is based on the S&P 500 Industrials Index, which is a peer group disclosed in the CD&A section of this Proxy Statement used by CSX to help determine executive pay.

111

Pay Versus Performance
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023, 2022, 2021 and 2020. As a result of the Company’s “little r” financial restatement (as described under “Recovery of Erroneously Awarded Compensation” on page 108), certain revisions have been made to prior period amounts. See Note 20, Revision of Prior Period Financial Statements in the 2024 Annual Report for the years ended 2024, 2023 and 2022. The following table summarizes revisions for operating income and net income for the years ended 2021 and 2020.

(Dollars in Millions, Except Per Share Amounts)	Year Ended December 31, 2021			Year Ended December 31, 2020
	As Previously Reported	Adjustment	As Revised	As Previously Reported	Adjustment	As Revised
Labor and Fringe	$2,550	$25	$2,575	$2,275	$(10)	$2,265
Purchased Services and Other	2,135	42	2,177	1,719	17	1,736
Depreciation and Amortization	1,420	—	1,420	1,383	—	1,383
Total Expenses	6,928	67	6,995	6,221	7	6,228
Operating Income	5,594	(67)	5,527	4,362	(7)	4,355
Earnings Before Income Taxes	4,951	(67)	4,884	3,627	(7)	3,620
Income Tax Expense	(1,170)	16	(1,154)	(862)	2	(860)
Net Earnings	$3,781	$(51)	$3,730	$2,765	$(5)	$2,760
Net Earnings Per Share, Basic	$1.68	$(0.02)	$1.66	$1.20	$—	$1.20
Net Earnings Per Share, Assuming Dilution	$1.68	$(0.03)	$1.65	$1.20	$—	$1.20
(5)We determined Economic Profit (CSX Cash Earnings or CCE) to be the “most important” financial performance measure used to link performance to “Compensation Actually Paid” to our PEO and other NEOs in fiscal 2024, in accordance with Item 402(v) of Regulation S-K. Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. As we previously explained, Economic Profit is calculated as gross cash earnings minus the capital charge on gross operating assets. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for reconciliation to the corresponding GAAP amounts for the years ended 2024 and 2023. The following table reconciles operating income (the most directly comparable GAAP measure) to Economic Profit (non-GAAP measure) for the years ended 2022, 2021 and 2020.

	Years Ended
(Dollars in Millions)	2022(a)	2021(b)	2020(b)
Operating Income	$5,954	$5,527	$4,355
Add: Depreciation, Amortization, and Operating Lease Expense	1,611	1,509	1,465
Remove: Unusual Items(c)	(144)	(349)	—
Taxes(d)	(1,113)	(1,003)	(873)
Gross Cash Earnings or “GCE”	6,308	5,684	4,947

Operating Assets
Current Assets (Less Cash and Short-term Investments)	(1,826)	(1,533)	(1,275)
Gross Properties	47,605	45,993	45,297
Other Assets	(3,900)	(3,273)	(2,858)
Operating Liabilities
Non-Interest Bearing Liabilities	10,603	9,920	9,682
Gross Operating Assets or “GOA”(e)	(42,727)	(40,879)	(39,748)
Capital Charge(f)	(3,418)	(3,270)	(3,180)
Economic Profit (Non-GAAP) calculated as GCE less Capital Charge	$2,890	$2,414	$1,767
(a)See Note 20, Revision of Prior Period Financial Statements in the 2024 Annual Report for the revision of operating income for the year ended 2022.
(b)See footnote 4 to the “Pay Versus Performance” table above for the revision of operating income for the years ended 2021 and 2020.
(c)Unusual items are defined by management as unique events with greater than $100 million full year operating income impact, consistent with the terms of the Company’s long-term incentive plan agreements.
(d)The tax percentage rate was 15% for all periods presented. This rate is applied to the sum of operating income, depreciation, amortization and operating lease expense and unusual items.
(e)Gross operating assets reflects an average of the year-to-date quarters reported for each year presented.
(f)The capital charge of 8% for all years is calculated as the minimum return multiplied by gross operating assets.
(6)Does not reflect the impact of the Company’s little “r” financial restatement on TSR as described under “Recovery of Erroneously Awarded Compensation” on page 108. The Company estimates that TSR would have been $150 based on the restated financials, applying the same estimates used to previously calculate the impact of the restatement on the achievement of TSR for purposes of the Clawback Policy.

2025 Proxy Statement	112

Pay Versus Performance | CEO Pay-for-Performance Alignment

CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs, the Company’s cumulative TSR and the peer group’s cumulative TSR over the five-year period from 2020 through 2024. The peer group TSR is based on the S&P 500 Industrials Index.

PEO AND AVERAGE NEO COMPENSATION ACTUALLY PAID VERSUS COMPANY TSR, 2020-2024

Compensation Actually Paid ("CAP") ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$180
$160
$140
$120
$100
$80
$176
$143
$151
$150
$133
$127
$160
$134
$127
$111
$11,276
$3,295
$15,733
$4,663
$9,302
$9,695
$3,422
$32,556
$6,738
$28,737
$6,163
2024
2023
2022
2021
2020
Fiscal Year
Compensation Actually Paid to current PEO
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to former PEO
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
Peer Group Total Shareholder Return

113

Pay Versus Performance | CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and our net income during fiscal years 2020 through 2024.

PEO AND AVERAGE NEO COMPENSATION ACTUALLY PAID VERSUS COMPANY NET INCOME, 2020-2024

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Compensation Actually Paid ("CAP") ($000s)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Net Income ($MM)
$11,276
$3,470
$3,295
$15,733
$3,668
$4,663
$9,302
$9,695
$4,114
$3,422
$32,556
$3,730
$6,738
$28,737
$2,760
$6,163
2024
2023
2022
2021
2020
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and Economic Profit (CSX Cash Earnings or CCE) during fiscal years 2020 through 2024.

PEO AND AVERAGE NEO COMPENSATION ACTUALLY PAID VERSUS ECONOMIC PROFIT, 2020-2024

Compensation Actually Paid ("CAP") ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Economic Profit ($MM)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$11,276
$2,341
$3,295
$15,733
$2,577
$4,663
$9,302
$9,695
$2,890
$3,422
$32,556
$6,738
$2,414
$28,737
$6,163
$1,767
2024
2023
2022
2021
2020
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Economic Profit

2025 Proxy Statement	114

Pay Versus Performance | CEO Pay-for-Performance Alignment
Fiscal 2024 Tabular List of Most Important Financial Performance Measures
While Economic Profit (CSX Cash Earnings or CCE) is shown in the pay-versus-performance table above, the following seven (plus two supplemental, as noted below) performance measures are all important and key to the Company’s success. These measures are included in the short and long-term incentive plans to ensure alignment between the goals of the NEOs to the business strategies. The measures in this table are not ranked.

Most Important Performance Measures	Importance to the Company

Average Annual Operating Income Growth Rate	■Measures the average increase in operating income for each year of the LTIP cycle ■Aligns with the Company’s objective of profitable growth

Economic Profit
■Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
■Encourages investments in growth projects that earn more than an expected rate of return

Relative Total Shareholder Return (Relative TSR)	■Designed to appropriately align NEO payouts with share price performance relative to a transportation-related peer group

Operating Income	■Used to gauge the general health of the Company and to quantify operating profit margin ■Aligns with the Company’s objective of profitable growth

Operating Margin	■Key indicator of the Company’s efficiency ■Encourages the Company to deliver results that grow the business while optimizing assets

Initiative-based Revenue Growth	■Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ■Directly supports profitable growth by driving operating income

Safety
■Reinforces the critical importance on ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate

Trip Plan Compliance (supplemental)	■Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ■Focuses on reliable and accurate service for customers

Fuel Efficiency (supplemental)	■Indicates the Company’s fuel productivity over the distance traveled ■Supports environmental stewardship by reducing carbon emissions

115

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (in Thousands)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (in Thousands)(1)
Equity compensation plans approved by security holders	9,531	$27.40	27,368
Equity compensation plans not approved by security holders	0	0	0
TOTAL	9,531	$27.40	27,368
(1)The number of shares remaining available for future issuance under plans approved by shareholders includes 27,368,807 shares available for grant in the form of stock options, performance units, restricted stock, restricted stock units, stock appreciation rights and stock awards pursuant to the Stock Plan.

2025 Proxy Statement	116

Security Ownership of Management and Certain Beneficial Owners
The following table sets forth, as of March 1, 2025, the beneficial ownership of CSX common stock by each director, director nominee and NEO, and the directors and current executive officers of the Company as a group. The business address of each of the Company’s directors and executive officers is CSX Corporation, 500 Water Street, Jacksonville, Florida 32202.

Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Shares for which Beneficial Ownership can be Acquired within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Donna M. Alvarado	396,734	0	396,734	*
Ann D. Begeman	7,288	0	7,288	*
Thomas P. Bostick	27,248	0	27,248	*
Anne H. Chow	5,714	0	5,714	*
Steven T. Halverson	326,491	0	326,491	*
Paul C. Hilal(3)	1,482,382	0	1,482,382	*
Joseph R. Hinrichs	350,378	200,977	551,355	*
David M. Moffett	65,074	0	65,074	*
Linda H. Riefler	77,174	0	77,174	*
Suzanne M. Vautrinot	34,693	0	34,693	*
James L. Wainscott	36,817	0	36,817	*
J. Steven Whisler	210,255	0	210,255	*
John J. Zillmer	359,247	0	359,247	*
Sean R. Pelkey	139,201	233,823	373,024	*
Kevin S. Boone(4)	200,071	739,050	939,121	*
Michael A. Cory	81,535	18,149	99,684	*
Stephen Fortune	85,439	44,853	130,292	*
All directors and current executive officers as a group (a total of 20)	4,422,512	2,485,884	6,908,396	*
(1)Except as otherwise noted, the persons listed have sole voting power as to all shares reported, including shares held in trust under certain deferred compensation plans, and also have investment power except with respect to certain shares held in trust under deferred compensation plans, investment of which is governed by the terms of the trust.
(2)Based on 1,957,828,555 outstanding shares on March 1, 2025. An asterisk (*) indicates that ownership is less than 1% of class.
(3)By virtue of ultimately controlling various entities that hold shares of common stock in the Company, Mr. Hilal may be deemed to have the power to vote or direct the vote of the shares held by those entities.
(4)Includes 1,500 shares held in an IRA account as to which Mr. Boone’s spouse has sole voting power.
The following table sets forth information regarding the beneficial ownership of CSX common stock as of March 1, 2025 for each person known to us to be the beneficial owner of more than 5% of the outstanding shares of CSX common stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd., Malvern, PA 19355	174,948,647	8.85%
BlackRock, Inc.(2) 55 East 52nd Street, New York, NY 10055	142,632,196	7.2%
JPMorgan Chase & Co.(3) 383 Madison Avenue, New York, NY 10179	106,679,163	5.5%
(1)As disclosed in its Schedule 13G/A filed on February 13, 2024.
(2)As disclosed in its Schedule 13G/A filed on January 26, 2024.
(3)As disclosed in its Schedule 13G filed on February 12, 2025.

117

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons owning more than 10% of CSX common stock, to file certain reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of Forms 3, 4 and 5, and amendments thereto received by us, the Company believes that all reports required to be filed under Section 16(a) were made on a timely basis with respect to transactions that occurred during fiscal year 2024.

2025 Proxy Statement	118

Notice of Electronic Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 7, 2025. This Proxy Statement and the 2024 Annual Report are available at www.proxyvote.com.
As permitted by rules adopted by the SEC, we are making our proxy materials available to our shareholders electronically via the Internet. We have mailed many of our shareholders a Notice containing instructions on how to access this Proxy Statement and the 2024 Annual Report, and how to vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all the important information contained in the Proxy Statement and the 2024 Annual Report. The Notice also instructs you on how you may submit your voting instructions. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Annual Report on Form 10-K
The 2024 Annual Report (without exhibits) is available on www.csx.com. The 2024 Annual Report (with exhibits) is also available on the website maintained by the SEC (www.sec.gov). The information on or accessible through our website is not part of this Proxy Statement. You may submit a request for a printed version of the 2024 Annual Report in one of the following manners:
■send your request by mail to CSX Corporation, Shareholder Relations, 500 Water Street, Jacksonville, Florida 32202; or
■call CSX Shareholder Relations at (904) 359-3256.
March 25, 2025
By Order of the Board of Directors
MICHAEL S. BURNS
Senior Vice President – Chief Legal Officer
and Corporate Secretary

119

Additional Information | Other Matters

Other Matters
Except as described below, management and the Board of Directors are not aware of any matters that may properly be brought before the Annual Meeting other than the matters referred to in the Notice of the Annual Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, or any adjournment thereof, the persons appointed in the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

Householding of Proxy Materials
The SEC’s rules permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as householding, potentially means extra convenience for security holders and cost savings for companies.
As in prior years, a number of brokers with account holders who are CSX shareholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to CSX shareholders, a single copy of the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Shareholders who participate in householding continue to receive separate proxy cards, voting instructions or notices of availability, as applicable, which will allow each individual to vote independently.
If you are a registered shareholder currently participating in householding and wish to receive a separate copy of the proxy materials, or if you would like to opt out of householding for future deliveries of your annual proxy materials, please contact us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256. If a separate copy of this Proxy Statement and the 2024 Annual Report is requested for the Annual Meeting, it will be mailed promptly following receipt of the request.
A street name shareholder who received a copy of the proxy materials at a shared address may also request a separate copy of the Proxy Statement and the 2024 Annual Report by contacting us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256.
Street name shareholders sharing an address who received multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request. If you would like to opt out of householding for future deliveries of your proxy materials, please contact your broker, bank or other nominee.

Note about the CSX Website, ESG/Sustainability Reports and Forward-Looking Statements
Web addresses to the CSX website throughout this document are provided for convenience only. Please note that information on or accessible through the CSX website is not part of, or incorporated by reference into, this Proxy Statement. The ESG/Sustainability Reports mentioned in this Proxy Statement, or any other information from the CSX website, are not part of, or incorporated by reference into, this Proxy Statement. Some of the statements on our website and these reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such statements or reports is not intended to imply that such information is material to CSX. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
This Proxy Statement contains forward-looking statements. Generally, any statement contained in this Proxy Statement not based upon historical fact is a forward-looking statement. The use of forward-looking or conditional words such as “believe,” “continue,” “estimate,” “intend,” “may,” “will,” “anticipate,” “expect,” “plan,” “remain,” “confident” and “commit” or similar expressions are intended to identify forward-looking statements. In particular, statements regarding our plans, strategies, objectives and expectations regarding our business and operating performance, as well as ESG/sustainability initiatives and similar commitments, are forward-looking statements. They reflect expectations, are not guarantees of results and speak only as of the date of this Proxy Statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include those that are described in our 2024 Annual Report on Form 10-K and elsewhere in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Caution should be taken not to place undue reliance on any such forward-looking statements.

2025 Proxy Statement	120

Q: What is the purpose of the Annual Meeting?
A:    At the Annual Meeting, shareholders will act upon the matters outlined in the “Notice of 2025 Virtual Annual Meeting of Shareholders” above, including the election of the 12 director nominees named in this Proxy Statement, the ratification of the appointment of EY as the Independent Registered Public Accounting Firm of CSX for 2025 and the consideration of an advisory (non-binding) vote on compensation for our NEOs.
Q: How can I participate in the Annual Meeting?
A:    This year, CSX will host our virtual Annual Meeting at 10:00 a.m. (EDT) on Wednesday, May 7, 2025. There will be no physical location for shareholders to attend. Shareholders may participate online at www.virtualshareholdermeeting.com/CSX2025. The Annual Meeting will begin promptly at 10:00 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. Online access will be available beginning at 9:45 a.m. (EDT).
To participate in the Annual Meeting, including voting your shares electronically and submitting questions during the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your voting instruction form, or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.
Q: How can I submit a question?
A:    If you would like to submit a question, you may do so before or during the Annual Meeting.

If you would like to submit your question 48 hours before the start of the meeting:	If you would like to submit your question during the Annual Meeting:

1.You may log in to www.proxyvote.com and enter your 16-digit control number. 2.Once past the login screen, click on “Question for Management.” 3.Type in your question. 4.Click “Submit.”	1.You may log in to the virtual meeting website at www.virtualshareholdermeeting.com/CSX2025 using your 16-digit control number. 2.Type your question into the “Ask a Question” field. 3.Click “Submit.”

We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem profane or otherwise inappropriate. We also refrain from providing material non-public information in our responses. During the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, as time permits. Shareholders will be limited to one question each unless time otherwise permits.

121

Annual Meeting Questions & Answers
Q: What is the benefit of a virtual meeting?
A:    The Board of Directors believes that a virtual meeting format will provide the opportunity for full and equal participation by all shareholders, from any location around the world, while substantially reducing the costs associated with hosting an in-person meeting.
In order to encourage shareholder participation and transparency, CSX will:
■provide shareholders with the ability to submit appropriate questions in advance of the Annual Meeting to ensure thoughtful responses from management and the Board;
■provide shareholders with the ability to submit appropriate questions in real time during the Annual Meeting through the virtual meeting website;
■provide management with the ability to answer as many questions as possible in accordance with the meeting rules of conduct in the time allotted without discrimination; and
■publish all appropriate questions submitted in accordance with the Annual Meeting rules of conduct with answers following the Annual Meeting, including those not addressed directly during the Annual Meeting.
CSX has considered concerns raised by investor advisory groups and other shareholder rights advocates that virtual meetings may diminish shareholder voice or reduce accountability. Accordingly, we have designed our virtual meeting format to enhance, rather than constrain, shareholder access, participation and communication. CSX believes that our virtual meeting will afford a greater number of our shareholders the opportunity to participate in the Annual Meeting while still affording participants the same rights they would have had at an in-person meeting and substantially reducing the time and expense associated with holding an in-person meeting.
Q: What if I have technical difficulties or trouble accessing the virtual meeting?
A:    We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page or at www.proxyvote.com. Technical support will be available starting at 9:00 a.m. EDT on May 7, 2025.
Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:    In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our 2024 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice, which was mailed to most of our shareholders, instructs you as to how you may access and review all the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
Q: How do I get electronic access to the proxy materials?
A:    The Notice provides you with instructions on how to:
■view CSX’s proxy materials for the Annual Meeting on the Internet; and
■instruct CSX to send future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.
Q: Who is soliciting my vote?
A:    Our Board of Directors is soliciting your vote on the matters being submitted for shareholder approval at the Annual Meeting. The Company will pay the costs of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. In addition to using mail, proxies may be solicited in person, by telephone or by electronic communication by officers and employees of the Company acting without special compensation.
The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee of approximately $15,000, plus reimbursement expenses.
Q: Who is entitled to vote?
A:    Only shareholders of record at the close of business on March 7, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, unless a new record date is set in connection with any such adjournments or postponements. On March 7, 2025, there were issued and outstanding 1,884,745,384 shares of CSX common stock, the only outstanding class of voting securities of the Company.

2025 Proxy Statement	122

Annual Meeting Questions & Answers
Q: How many votes do I have?
A:    You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.
Q: How many shares must be present to hold the Annual Meeting?
A:    The Company’s bylaws provide that the holders of a majority of the votes entitled to be cast on any matter, present in person or represented by proxy, constitutes a quorum as to that matter at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held of record by a broker, bank or other nominee that are voted on any matter are included in determining the number of shares present.
Your vote is important and we urge you to vote by proxy even if you plan to participate in the Annual Meeting.
Q: What are the vote requirements for each proposal?
A:    Election of Directors. In an uncontested election, a director is elected by a majority of votes cast for his or her election by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent director nominated for re-election as a director who is not re-elected in accordance with the Company’s bylaws is required to promptly tender his or her resignation for consideration following certification of the shareholder vote. The Governance and Sustainability Committee shall consider the resignation offer and recommend to the Board whether to accept or reject it. The Board will act on the Governance and Sustainability Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board will promptly disclose its decision whether to accept or reject the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a press release to be disseminated in the manner that the Company’s press releases typically are distributed.
Other Proposals. The proposal to ratify the appointment of EY as the Company’s Independent Registered Public Accounting Firm for 2025 (Item 2), the proposal to approve, on an advisory (non-binding) basis, and the compensation of the Company’s NEOs (Item 3) will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.
Abstentions are not considered votes cast on any proposal and will have no effect on the outcome of the vote for Items 1, 2 or 3. Shares held by a broker, bank or other nominee for which the beneficial owner has not provided voting instructions cannot be voted by such bank, broker or other nominee on non-routine matters (“broker non-votes”), as described in greater detail below under “Will my shares be voted if I do not provide voting instructions to my broker?” As a result, “broker non-votes” are not considered votes cast on Items 1 or 3 and will have no effect on the outcome of the vote. Brokers will have discretionary voting power regarding Item 2 in the event that beneficial owners, who own their shares in “street name”, do not provide voting instructions regarding Item 2.
Q: How do I vote?
A:    To vote by proxy, you must do one of the following:

INTERNET	TELEPHONE	MAIL

If you are a shareholder of record, you can vote your shares via the Internet 24 hours a day by following the instructions on your proxy card or in the Notice. The website address for Internet voting is indicated on your proxy card or in the Notice.
If you are a beneficial owner, or you hold your shares in “street name” (that is, through a bank, broker or other nominee), please check your voting instruction form or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

If you are a shareholder of record, you can vote your shares by telephone 24 hours a day by calling 1-800-690-6903 on a touch-tone telephone. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded
If you are a beneficial owner, or you hold your shares in “street name”, please check your voting instruction form or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided if you are a shareholder of record or your voting instruction form if you hold your shares in “street name”.
Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the Annual Meeting.

To vote during the Annual Meeting, you must visit www.virtualshareholdermeeting.com/CSX2025 at the time of the Annual Meeting and enter the 16-digit control number included on your proxy card, voting instruction form or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described above prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.

123

Annual Meeting Questions & Answers
Q: Can I change my vote?
A:    Yes. If you are a shareholder of record, you may change your vote or revoke your proxy any time before it is voted by:
■delivering written notice to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202;
■timely delivering a later-dated signed proxy card or written revocation; or
■a later vote via the Internet, by telephone or by voting at the Annual Meeting using the 16-digit control number included on your proxy card or on your Notice.
If you hold your shares in “street name”, you should follow the instructions provided by your bank, broker or other nominee if you wish to change or revoke your vote.
Q: Will my shares be voted if I do not provide voting instructions to my broker?
A:    If you hold your shares in “street name” through a bank, broker or other nominee, the bank, broker or other nominee is required to vote those shares in accordance with your instructions. If you do not give instructions to the banker, broker or other nominee, the bank, broker or other nominee will be entitled to vote your shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).
The proposal to ratify the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2025 is considered a routine matter for which a bank, broker or other nominee will have discretionary voting power if you do not give instructions with respect to this proposal. The proposals to (i) elect directors and (ii) vote on an advisory (non-binding) resolution on executive compensation are non-routine matters for which a bank, broker or other nominee will not have discretionary voting power and for which specific instructions from owners who hold their shares in “street name” are required in order for a broker to vote your shares.
Q: What happens if I return my proxy card but do not give voting instructions?
A:    If you are a shareholder of record and sign, date and return the proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
The Board unanimously recommends a vote:
1.FOR the election of the 12 director nominees named in this Proxy Statement;
2.FOR the ratification of the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2025; and
3.FOR the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers as disclosed in these materials.
Q: What happens if other matters are properly presented at the Annual Meeting?
A:    If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on those matters for you. Management and the Board are not aware of any matters that may properly be brought before the Annual Meeting other than the matters disclosed in this Proxy Statement. If any other matters not disclosed in this Proxy Statement are properly presented at the Annual Meeting for consideration, the persons voting the proxies solicited by the Board for the Annual Meeting will vote them in accordance with their best judgment.
Q: How are votes counted?
A:    Votes are counted by an independent inspector of elections appointed by the Company.
Q: What happens if the Annual Meeting is postponed or adjourned?
A:    Unless a new record date has been fixed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change your vote or revoke your proxy with respect to any item until the polls have closed for voting on such item.

2025 Proxy Statement	124

Annual Meeting Questions & Answers
Q: What is the deadline for consideration of shareholder proposals for the 2026 Annual Meeting of Shareholders?
A:    Shareholder Proposals for Inclusion in Next Year’s Proxy Statement. A shareholder who wants to submit a proposal pursuant to Rule 14a-8 to be included in the proxy statement for the 2026 Annual Meeting must send the proposal to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received on or before November 25, 2025, unless the date of the 2026 Annual Meeting is changed by more than 30 days from May 7, 2026, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2026 Annual Meeting.
Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access). The Company’s bylaws provide “proxy access” by allowing a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to submit director nominees (up to the greater of two directors or the number of directors representing 20% of the Board) for inclusion in the Company’s proxy statement, subject to the other requirements set forth in the bylaws. To include a director nominee in the Company’s proxy statement for the 2026 Annual Meeting, the proposing shareholder(s) must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received by November 25, 2024.
Other Shareholder Proposals or Director Nominees. A shareholder who wants to nominate a director other than through proxy access or submit a proposal outside of Rule 14a-8 for consideration at the 2026 Annual Meeting, pursuant to the CSX bylaws, must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, so that it is received no earlier than the close of business on January 7, 2026, nor later than the close of business on February 6, 2026, unless the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after May 7, 2026, in which case the nomination or proposal must be received no earlier than the 120th day prior to the date of the 2026 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2026 Annual Meeting or the 10th day following the day on which the Company first publicly announces the date of the 2026 Annual Meeting.
Q: Does the Board consider director nominees recommended by shareholders?
A:    Yes. The Governance and Sustainability Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. The Governance and Sustainability Committee will evaluate these recommendations about nominees using the same criteria it uses for other director nominees. Shareholder recommendations should be submitted in writing addressed to the Chair of the Governance and Sustainability Committee, CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202, and should include a statement about the qualifications and experience of the proposed nominee.
Shareholders who wish to nominate a director instead should do so in accordance with the nomination provisions of the Company’s bylaws. A shareholder nomination for the 2026 Annual Meeting must be delivered to the Company within the time periods described above and set forth in the Company’s bylaws.

125

Annual Meeting

2025 Annual Meeting Webpage	www.virtualshareholdermeeting.com/CSX2025

2024 Annual Report	https://s2.q4cdn.com/859568992/files/doc_financials/2024/ar/2024-10-K.pdf

Committee Charters and Governance Documents	https://investors.csx.com/esg/governance/governance-documents/default.aspx

2023 ESG Report	https://s2.q4cdn.com/859568992/files/doc_financials/2023/ar/2023-csx-esg-report.pdf

Quarterly Results	https://investors.csx.com/financials/quarterly-results/default.aspx

About CSX Corporation

Website	https://www.csx.com/

Management	https://investors.csx.com/esg/governance/management/default.aspx

ESG	https://investors.csx.com/esg/default.aspx

Investor Resources	https://investors.csx.com/resources/investor-faqs/default.aspx

2025 Proxy Statement	126

CSX

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 6, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CSX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 6, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64087-P24718 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CSX CORPORATION

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Ann D. Begeman	☐	☐	☐
1b. Thomas P. Bostick	☐	☐	☐
1c. Anne H. Chow	☐	☐	☐
1d. Steven T. Halverson	☐	☐	☐
1e. Paul C. Hilal	☐	☐	☐
1f. Joseph R. Hinrichs	☐	☐	☐
1g. David M. Moffett	☐	☐	☐
1h. Linda H. Riefler	☐	☐	☐
1i. Suzanne M. Vautrinot	☐	☐	☐
1j. James L. Wainscott	☐	☐	☐
1k. J. Steven Whisler	☐	☐	☐
1l. John J. Zillmer	☐	☐	☐

	For	**Against**	**Abstain**
2. The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2025.	☐	☐	☐
3. Advisory (non-binding) resolution to approve compensation for the Company's named executive officers.	☐	☐	☐

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V64088-P24718

CSX CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on May 7, 2025

The undersigned hereby appoints MICHAEL S. BURNS and TAMMY D. BUTLER, as proxies, with full power of substitution, to act and vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be hosted online at www.virtualshareholdermeeting.com/CSX2025 on May 7, 2025, at 10:00 a.m. (EDT), and at all adjournments or postponements thereof, and authorizes each of them to represent and to vote all stock of the undersigned on the proposals listed on the reverse side of this card as directed and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement.

The proxy will be voted as directed. If no direction is made, the proxy will be voted: "FOR" Proposals 1, 2 and 3. Your Internet or telephone vote authorizes the named proxy to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy via the Internet or by telephone, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Time on Tuesday, May 6, 2025.

Continued and to be signed on reverse side